UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statements

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BEIGENE, LTD.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025

Proxy Statement & Notice of Annual Meeting

BeiGene

Letter to Shareholders
Dear Fellow Shareholders,
It is with great pride and optimism that I share BeiGene’s extraordinary progress as we advance toward our bold vision: to become the most impactful oncology company in the world. Together, we are reimagining what’s possible in cancer treatment — innovating fearlessly, expanding access globally, and changing lives for generations to come.
More than 1.5 million patients have already been treated with our medicines — a milestone that fuels our passion to do even more. With a team of more than 11,000 dedicated colleagues across six continents, we are united by a single purpose: to bring hope to those facing cancer. As we continue to push the boundaries of science, we are committed to making innovative, life-changing therapies more affordable, more accessible, and more impactful — for every patient, everywhere.
We recently celebrated an outstanding 2024 that marked new highs, and our 2025 looks even brighter. In the first half of this year, we expect to change our name to BeOne Medicines Ltd. and to redomicile to Switzerland, two decisions that reflect our growing global footprint and our differentiated mission statement.
Our brand evolution to BeOne is driven by our singular focus to eliminate cancer by partnering with the global community. Key attributes of the new logo design include:
●
“Be” represents the fundamental goal of any patient with cancer — simply to be free of disease;

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“One” emphasizes our unity as a team and focus on bringing together patients, caregivers, scientists, healthcare providers, governments and industry with a shared mission to eliminate cancer together;

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The word “Onc” spelled in red within “One” illustrates our redoubled commitment to oncology; and

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The power button within the last “e” represents our always “on” approach in pursuing novel medicines that turn cancer “off” by disrupting key drivers of cancer cell growth and survival, harnessing the body’s immune system to attack tumors, and targeting specific biomarkers of cancer. The tilted angle of the button embodies our path which is not always straight-forward as we push the boundaries of science.

The new name is part of a broader strategic growth plan dedicated to advancing oncology care locally and globally since our inception in 2010.
In 2025, we are at an inflection point.
After 15 years of relentless investment in building a modern, highly efficient biotech company from the ground up, our world-class R&D and manufacturing capabilities are delivering industry-leading speed and cost advantages, setting new benchmarks for innovation and efficiency.
This investment has propelled us to build and scale capabilities across clinical development, research, and manufacturing, setting us apart in the industry.
1)
A global high impact clinical development engine: Our nearly 3,700-strong internal clinical development team has pioneered a “Fast to Proof-of-Concept” approach, delivering speed and cost-advantages in early-stage development. Operating across 45 countries and regions, our team has enrolled more than 24,000 patients in more than 150 trials to date, accelerating innovation on a global scale.

2)
An industry-leading research powerhouse: With an entrepreneurial research team of more than 1,100 colleagues, we advanced 13 new molecular entities into the clinic in 2024 — outpacing all peers, including the largest pharmaceutical companies. Our strategic focus on hematology as well as lung, breast and gastrointestinal cancers positions us to build high-value franchises in areas of significant market potential.

3)
An unparalleled global manufacturing network: Our manufacturing capabilities are world- class, featuring:

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A dedicated team of more than 1,500 colleagues;

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Scalable production capacity, including 74,000 liters for biologics (expandable up to 200,000 liters) and 600 million small molecule tablets (expandable to 1 billion);

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Nearly 2 million square feet of dedicated facilities across more than 90 acres; and

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An uncompromisingly high-quality standard with more than 30 inspections by regulators and zero critical observations.

We expect our decision to invest in internal manufacturing will deliver competitive advantages, enabling us to drive down costs at scale, enhance risk management, fortify supply chain resilience, and seamlessly adapt to the technological and time demands of our pipeline.
Our class leading, best-in-class BTK inhibitor, BRUKINSA® (zanubrutinib) is now approved in more than 70 countries and regions and our anti-PD-1 antibody TEVIMBRA® (tislelizumab) is also approved in 45 markets around the globe.
BRUKINSA is the best-in-class BTK inhibitor and backbone of our franchise ambitions in chronic lymphocytic leukemia (CLL).
BRUKINSA was designed to be best-in-class due to its strong potency, high degree of selectivity and impressive pharmacokinetics which enable it to be the only treatment in its class to sustainably inhibit the BTK protein all day long. Cancer calls for an all-in approach — there’s no room for half measures. As shown in the global, head-to-head Phase 3 ALPINE study, BRUKINSA is the only BTK inhibitor to demonstrate superior progression-free survival efficacy versus ibrutinib in CLL in addition to a more favorable safety profile. These data have supported BRUKINSA’s emergence as the best-in-class BTK inhibitor, which has resulted in BRUKINSA becoming the unequivocal class leader in new patient starts in the U.S. in CLL.
In fiscal year 2024, BRUKINSA generated $2.6 billion in revenue globally, which represents an increase of 105% from the prior-year period. In 2024, BRUKINSA was approved for use for the first time in five new countries and regions and has now treated more than 180,000 patients around the world.
BRUKINSA is the backbone therapy of a once-in-a-lifetime opportunity to build an impactful franchise across all treatment lines of CLL. BRUKINSA is being combined with our potential best-in-class BCL2 inhibitor, sonrotoclax, and potential first-in-class BTK chimeric degradation activating compound, BGB-16673. We strongly believe in the potential of next-generation fixed-duration treatment regimens in frontline CLL and recently completed enrollment of our global Phase 3 CELESTIAL trial of BRUKINSA in combination with sonrotoclax in this setting. We believe this combination can overcome the shortcomings of current fixed-duration treatment regimens for CLL.
Meanwhile, BGB-16673 represents a potential novel approach to the treatment of CLL where the BTK protein is degraded as opposed to inhibited. This potential medicine is the most advanced investigational therapy of its kind in this disease. We are conducting a Phase 2 trial for BGB-16673 in relapsed/refractory (R/R) CLL and plan to initiate a head-to-head Phase 3 trial versus non-covalent BTK inhibitor pirtobrutinib in R/R CLL patients in the second half of the year.
We are advancing an industry-leading solid tumor pipeline with multiple first-in-class and best-in-class opportunities.
Complementing our established hematology leadership, we have built one of the deepest and most compelling solid tumor pipelines in the industry across various therapeutic modalities, including antibody drug conjugates (ADCs), multispecific antibodies, targeted protein degraders, biologics and small molecule inhibitors.

We unveiled the first results from our emerging breast cancer portfolio, specifically our CDK4 inhibitor (BGB-43395), at the 2024 San Antonio Breast Cancer Symposium in December 2024. We anticipate internal proof-of-concept data readouts for multiple solid tumor programs in the first half of 2025. In addition, we intend to share early data readouts for BGB-43395, our CDK2 inhibitor (BG-68501, in-licensed from Ensem Therapeutics) and our B7H4 ADC (BGB-C9074) programs.
We are a rapidly maturing global business anticipating positive GAAP operating income and cash flow generation from operations in 2025.
Our business continues to reach significant financial maturity milestones as we globally expand, driven by additional regulatory approvals and growing market access for BRUKINSA and TEVIMBRA.
In February 2025, we held our inaugural earnings conference call for analysts and investors, showcasing our strong fourth quarter and full year 2024 performance. We also provided full-year 2025 guidance underscoring our expectations for continued revenue growth that far outpaces our costs. Additionally, we anticipate delivering positive GAAP operating income and operating cash flow, marking key milestones on our path to sustainable, long-term value creation for all stakeholders.
As we transition to BeOne, we look forward to renewing our commitment to patients and bringing together all stakeholders to “be one” against cancer. Thank you for your continued support, and I look forward to seeing what we can achieve together in advancing cancer care this year.
Regards,
John V. Oyler
Co-Founder, Chairman, CEO

Notice of 2025 Annual General Meeting of Shareholders

This document shall also serve as a circular to holders of the ordinary shares of BeiGene, Ltd. for purposes of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited (the “HK Listing Rules”) and the rules of the Science and Technology Innovation Board of the Shanghai Stock Exchange (“STAR Market”).

Date, Time and Location	Record Date	General Information
May 21, 2025 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands
The record date for the determination of the shareholders entitled to vote at our Annual General Meeting of Shareholders, or any adjournments or postponements thereof, is 5:00 a.m. Cayman Islands Time on March 26, 2025
United States Nasdaq: ONC
Hong Kong HKEX: 06160
Shanghai SSE: 688235
This Proxy Statement is being mailed to shareholders on or about April 7, 2025.
Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2025
In connection with our 2025 Annual General Meeting of Shareholders (the “Annual Meeting”), we intend to use the Internet as the primary means of providing our proxy materials to holders of our ordinary shares, including, without limitation, our ordinary shares listed on The Stock Exchange of Hong Kong Limited and our ordinary shares traded in Renminbi listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange. We intend to mail holders of our ordinary shares a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) with instructions for accessing the proxy materials on or about April 7, 2025. The Notice of Internet Availability will also provide, among other information, (i) the date, time, and location of the Annual Meeting, (ii) the matters to be acted upon at the Annual Meeting, (iii) the Board of Directors’ recommendation with regard to each matter, (iv) the website at https://ir.beigene.com/filings-financials/shareholder-meeting-materials-agm/, on which the proxy statement, form of proxy and our annual report to shareholders for the fiscal year ended December 31, 2024 (the “Annual Report”) will be made available, and (v) a toll-free number and an e-mail address through which the holders of ordinary shares can request a paper or e-mail copy of our proxy statement, form of proxy and Annual Report if desired.
As a result, holders of the ordinary shares will not receive paper copies of our proxy materials or the Annual Report, unless delivery of paper copies of proxy materials and the Annual Report to any such holder is (i) required by local laws or applicable rules of the relevant stock exchange or (ii) timely requested by any such holder in accordance with the procedures and methods as set forth in the Notice of Internet Availability.
Holders of our American Depositary Shares listed on the Nasdaq Global Select Market will receive printed copies of the proxy materials and the Annual Report in the mail, which will be mailed on or about April 7, 2025.
The accompanying Proxy Statement and the Annual Report will also be available to the public at www.beigene.com under “Investors — Nasdaq Investors — Filings & Financials — Financial Document Library”, on the U.S. Securities and Exchange Commission website (www.sec.gov), on the Hong Kong Exchanges and Clearing Limited website (www.hkexnews.hk) and on the SSE website (www.sse.com.cn) by the end of April 2025. The form of proxy for use at the Annual Meeting is also enclosed. Such form of proxy is also published on the websites of the Company (www.beigene.com), the U.S. Securities and Exchange Commission (www.sec.gov), and Hong Kong

Exchanges and Clearing Limited (www.hkexnews.hk). A form of proxy to be used by holders of RMB shares will be published on the SSE website (www.sse.com.cn).
By Order of the Board of Directors,
Chan Lee
Senior Vice President, General Counsel
April 7, 2025
Notice to holders of the ordinary shares of BeiGene, Ltd.:
THIS PROXY STATEMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to any aspect of this Proxy Statement or as to the action to be taken, you should consult your stockbroker or other registered dealer in securities, bank manager, solicitor, professional accountant or other professional adviser.
BEIGENE, LTD.
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay • Grand Cayman KY1-1108 • Cayman Islands

Notice is hereby given that the 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeiGene, Ltd. (the “Company”) will be held on May 21, 2025, at 8:30 a.m. local time, at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
The purpose of the meeting is to consider and vote on the following:

1.
ordinary resolution: to re-elect Mr. Anthony C. Hooper to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

2.
ordinary resolution: to re-elect Mr. Ranjeev Krishana to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.
ordinary resolution: to re-elect Dr. Xiaodong Wang to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

4.
ordinary resolution: to re-elect Mr. Qingqing Yi to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

5.
ordinary resolution: to re-elect Ms. Shalini Sharp to serve as a Class II director until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal;

6.
ordinary resolution: to ratify the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025;

7.
ordinary resolution: to authorize the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2025;

8.
ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares (“ADSs”) (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

9.
ordinary resolution: within the parameters of the HK Listing Rules, to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding the Company’s ordinary shares listed on the STAR Market and traded in RMB (“RMB shares”)) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

10.
ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;

11.
ordinary resolution: non-binding, advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement;

12.
ordinary resolution: to approve the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above; and

13.
to transact such other business as may properly come before the Annual Meeting.

The proposals for the election of directors relate to the election of Class II and Class III directors nominated by the Board of Directors. Proposals 7 through 10 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The Board of Directors has fixed 5:00 a.m. Cayman Islands Time on March 26, 2025 as the record date. Holders of record of our ordinary shares as of 5:00 a.m. Cayman Islands Time on the record date are entitled to attend and vote at the Annual Meeting and any adjournment or postponement. The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Board of Directors has approved the proposals and recommends that you vote FOR each director nominee and FOR each other proposal described in this Proxy Statement.
Hong Kong Exchanges and Clearing Limited and The Stock Exchange of Hong Kong Limited take no responsibility for the contents of this Proxy Statement, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this Proxy Statement.
This Proxy Statement, for which the directors collectively and individually accept full responsibility, includes particulars given in compliance with the HK Listing Rules for the purpose of giving information with regard to the Company. The directors, having made all reasonable inquiries, confirm that to the best of their knowledge and belief, the information contained in this Proxy Statement is accurate and complete in all material respects and not misleading or deceptive, and there are no other matters the omission of which would make any statement herein or this Proxy Statement misleading.
As of the date of this Proxy Statement, the Board of Directors of the Company is comprised of Mr. John V. Oyler as Chairman and executive director, Dr. Xiaodong Wang as non-executive director, and Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Michael Goller, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, Ms. Shalini Sharp and Mr. Qingqing Yi as independent non-executive directors.
Your vote is important.

As promptly as possible, you are urged to complete, sign, date and return the accompanying form of proxy to Mourant Governance Services (Cayman) Limited (for holders of our ordinary shares registered on our Cayman Islands register) and to Computershare Hong Kong Investor Services Limited (for holders of our ordinary shares registered on our Hong Kong register) no later than 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time, on May 19, 2025 or your voting instructions to Citibank, N.A. (for holders of our ADSs) no later than 10:00 a.m. New York Time, on May 12, 2025 if you wish to exercise your voting rights. Holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the Shanghai Stock Exchange (“SSE”) trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on May 21, 2025; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on May 21, 2025. Holders of our RMB shares as of the record date can also attend the Annual Meeting in person to vote on the proposals. Further announcement will be made by the Company on the SSE website regarding the voting arrangements for holders of RMB shares listed on the STAR Market in accordance with the rules of the STAR Market.

Table of Content
BeiGene, Ltd.
Proxy Statement for 2025 Annual General Meeting of Shareholders
BeiGene 2025 Proxy Statement
i

General Information
BeiGene, Ltd.
Proxy Statement
for the 2025 Annual General Meeting of Shareholders
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of BeiGene, Ltd. (the “Company”) for use at its 2025 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held on May 21, 2025 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, for the purpose of considering and, if thought fit, passing the resolutions specified in the Notice of Annual General Meeting. This Proxy Statement is being mailed to shareholders on or about April 7, 2025.
For a proxy to be effective, it must be properly executed and dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) at the offices of our registrar in the Cayman Islands, Mourant Governance Services (Cayman) Limited (the “Cayman Registrar”) (for holders of our ordinary shares registered on our Cayman Islands register of members (the “Cayman Register”)) or at the offices of our registrar in Hong Kong, Computershare Hong Kong Investor Services Limited (the “HK Registrar”) (for holders of our ordinary shares registered on our Hong Kong register of members (the “HK Register”)) so as to be received no later than 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time, on May 19, 2025. Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted:
1.
FOR the re-election of Mr. Anthony C. Hooper to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

2.
FOR the re-election of Mr. Ranjeev Krishana to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.
FOR the re-election of Dr. Xiaodong Wang to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

4.
FOR the re-election of Mr. Qingqing Yi to serve as a Class III director until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

5.
FOR the re-election of Ms. Shalini Sharp to serve as a Class II director until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal;

6.
FOR the ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025;

7.
FOR the authorization of the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2025;

8.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares (“ADSs”) (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

BeiGene 2025 Proxy Statement

General Information
9.
FOR the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding the Company’s ordinary shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange (“STAR Market”) and traded in RMB (“RMB shares”)) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;

10.
FOR the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then- outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;

11.
FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement;

12.
FOR the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above; and

13.
At the discretion of the proxy holder(s) with regard to all other matters that may properly come before the Annual Meeting.

Proposals 7 through 10 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
We will pay all of the costs of soliciting proxies. Our directors, officers and employees may also solicit proxies; however, we will not pay them additional compensation for any of these services. Proxies may be solicited by telephone, email, facsimile, personal solicitation or otherwise.
In this Proxy Statement, the terms “BeiGene,” “we,” “us,” and “our” refer to BeiGene, Ltd., and, unless the context otherwise requires, refer to its subsidiaries as well. The mailing address of our principal executive offices is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Please note that while our proxy materials and our annual report to shareholders for the fiscal year ended December 31, 2024 (the “Annual Report”) are available on our website, no other information contained on the website is incorporated by reference into or considered to be part of this document or the Annual Report.
Internet Availability of Proxy Materials
We are distributing the proxy materials and the Annual Report to the holders of our ordinary shares via the Internet under the “Notice and Access” method allowed by the rules of the U.S. Securities and Exchange Commission (the “SEC”). This method expedites your receipt of proxy materials and the Annual Report, is more environmentally friendly conserving natural resources and reduces the Company’s distribution costs. On or about April 7, 2025, we intend to mail, to registered holders of the ordinary shares, the Notice of Internet Availability containing instructions on how to access and review the proxy materials and the Annual Report. If you prefer to receive printed copies of the proxy materials and the Annual Report in the mail, please follow the instructions in the Notice of Internet Availability to request those materials.
Holders of our ADSs will receive printed copies of the proxy materials and the Annual Report in the mail, which will be mailed on or about April 7, 2025.
BeiGene 2025 Proxy Statement

General Information
Shareholders Entitled to Vote; Record Date
Only holders of record of our ordinary shares, par value US$0.0001 per share, at 5:00 a.m. Cayman Islands Time on March 26, 2025 (the “record date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting. As of 5:00 a.m. Cayman Islands Time on the record date, we had outstanding 1,403,281,823 ordinary shares, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting, except as otherwise provided in this Proxy Statement. On the record date, 842,214,256 of the 1,403,281,823 outstanding ordinary shares were held in the name of Citibank, N.A. (the “Depositary”) as depositary for the ADSs, which issues Company-sponsored American Depositary Receipts, evidencing 64,785,712 ADSs that in turn each represent 13 of our ordinary shares, and 115,055,260 of the outstanding ordinary shares were RMB shares. Each shareholder of record is entitled to one vote for each ordinary share held by such shareholder. For the avoidance of doubt and for the purpose of the HK Listing Rules, treasury shares held by the Company, if any, shall not be voted.
Quorum
We are an exempted company incorporated in the Cayman Islands with limited liability, and our affairs are governed by our amended and restated memorandum and articles of association, which we refer to as our “articles”; the Companies Act (as amended) of the Cayman Islands, which we refer to as the “Cayman Companies Act”; and the common law of the Cayman Islands.
The quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. Therefore, a quorum will be present if 701,640,912 ordinary shares are present in person or by proxy.
Abstentions and broker non-votes will be counted towards the quorum requirement.
Voting
An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting, while a special resolution requires the affirmative vote of at least two-thirds of the votes cast by the shareholders entitled to vote who are present in person or by proxy at a general meeting (except for certain types of winding up of the Company, in which case the required majority to pass a special resolution is 100%). Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of our Company, as permitted by the Cayman Companies Act and our articles. A special resolution is required for important matters such as a change of name and amendments to our articles. Our shareholders may effect certain changes by ordinary resolution, including increasing the amount of our authorized share capital, consolidating and dividing all or any of our share capital into shares of larger amounts than our existing shares and cancelling any authorized but unissued shares.
Proposals 1 through 12 of this Proxy Statement are all ordinary resolutions. The quorum required for the Annual Meeting to approve Proposals 1 through 12 shall consist of shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll. Approval of Proposals 1 through 12 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting.
Persons who hold our ordinary shares directly on the Cayman Register on the record date (“Cayman record holders”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com; or (2) attend the Annual Meeting in person to vote on the proposals.
BeiGene 2025 Proxy Statement

General Information
Persons who hold our ordinary shares directly on the HK Register on the record date (“HK record holders,” and together with the Cayman record holders, “record holders”) must either (1) return an executed form of proxy by mail or by hand to the offices of the HK Registrar: Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong; or (2) attend the Annual Meeting in person to vote on the proposals.
Persons who hold our RMB shares listed on the STAR Market on the record date must either (1) vote through the online voting systems of the SSE; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of our RMB shares as of the record date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m. – 9:25 a.m., 9:30 a.m. – 11:30 a.m., and 1:00 p.m. – 3:00 p.m. Beijing Time) of the STAR Market on May 21, 2025; or (ii) the internet voting platform of the SSE (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on May 21, 2025. Further announcement will be made by the Company on the Shanghai Stock Exchange (“SSE”) website regarding the voting arrangements for holders of RMB shares listed on the STAR Market in accordance with the rules of the STAR Market.
Persons who own our ordinary shares indirectly on the record date through a brokerage firm, bank or other financial institution, including persons who own our ordinary shares in the form of ADSs through the Depositary (“beneficial owners”), must return a voting instruction form to have their shares or the shares underlying their ADSs voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial owners may either vote these shares on behalf of the beneficial owners if permitted by applicable rules or return a proxy leaving these shares un-voted (a “broker non-vote”). Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under applicable stock exchange rules but not with respect to “non-routine” matters. Other than Proposal 6, all other proposals are considered to be “non-routine” under applicable stock exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposal 6 is considered to be “routine” under applicable stock exchange rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal 6.
ADS holders are not entitled to vote directly at the Annual Meeting, but the Deposit Agreement, dated as of February 5, 2016, as amended (the “Deposit Agreement”), by and among the Depositary, the Company and the holders and beneficial owners of ADSs, permits registered holders of ADSs as of the record date to instruct the Depositary how to exercise their voting rights pertaining to the ordinary shares so represented. The Depositary has agreed that it will endeavor, insofar as practicable and permitted under applicable law and the provisions of the Deposit Agreement, to vote (in person or by delivery to the Company of a proxy) the ordinary shares registered in the name of the Depositary in accordance with the voting instructions received from the ADS holders. If the Depositary does not receive instructions from a holder, such holder shall be deemed, and the Depositary shall (unless otherwise specified in the notice distributed to holders of ADSs) deem such holder, to have instructed the Depositary to give a discretionary proxy to a person designated by us to vote the ordinary shares represented by such holders’ ADSs, provided that no such discretionary proxy may be given by the Depositary with respect to any matter to be voted upon that we inform the Depositary that (a) we do not wish such proxy to be given, (b) substantial opposition exists, or (c) the rights of holders of ordinary shares may be materially adversely affected. In the event that the instruction card is executed but does not specify the manner in which the ordinary shares represented are to be voted (i.e., by marking a vote “FOR,” “AGAINST” or any other option), the Depositary will vote in respect of each proposal as recommended by the Board of Directors as described in the Notice of Annual General Meeting. Instructions from the ADS holders must be sent to the Depositary so that the instructions are received by no later than 10:00 a.m. New York Time on May 12, 2025.
Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum but will not be counted for the purpose of determining the number of votes cast on a given proposal.
We have retained the Cayman Registrar to hold and maintain our Cayman Register and the HK Registrar to hold and maintain our HK Register. The Cayman Registrar and the HK Registrar will be engaged by us to take delivery of completed forms of proxy posted to them in accordance with the details above.
BeiGene 2025 Proxy Statement

General Information
We encourage you to vote by proxy by mailing, emailing or sending by hand an executed form of proxy in accordance with the instructions and deadlines above. Voting in advance of the Annual Meeting will ensure that your shares will be voted and reduce the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder of our ordinary shares may attend the Annual Meeting in person and may revoke the enclosed form of proxy at any time by:
●
executing and delivering to the Cayman Registrar or the HK Registrar, as applicable, a later-dated proxy by mail or email or by hand pursuant to the instructions above until 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on May 19, 2025; or

●
voting in person at the Annual Meeting.

Beneficial owners of our ordinary shares and ADSs representing our ordinary shares who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution or the Depositary, as applicable, for information on how to do so. Beneficial owners who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding our ordinary shares on their behalf in order to obtain a “legal proxy” which will allow them to both attend the meeting and vote in person. Without a legal proxy, beneficial owners cannot attend or vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf. Record holders of ADSs who wish to attend the Annual Meeting and vote in person should contact the Depositary (and beneficial owners wishing to do the same should contact their brokerage firm, bank or other financial institution holding their ADSs) to cause their ADSs to be cancelled and the underlying shares to be withdrawn in accordance with the terms and conditions of the Deposit Agreement so as to be recognized by us as a record holder of our ordinary shares.
No Appraisal Rights
Our shareholders and ADS holders have no rights under the Cayman Companies Act or under our articles to exercise dissenters’ or appraisal rights with respect to the proposals being voted on.
Expenses of Solicitation
We are making this solicitation and will pay the entire cost of preparing and distributing the proxy materials and soliciting votes. If you choose to access the proxy materials over the Internet, you are responsible for any Internet access charges that you may incur. Our officers, directors and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, emails or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.
Procedure for Submitting Shareholder Proposals
The Cayman Companies Act provides shareholders with only limited rights to requisition a general meeting and does not provide shareholders with a right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders, in which case the Board of Directors is obliged to convene an extraordinary general meeting and to submit the resolutions put forward to a vote at such meeting. Additionally, under our articles, at a properly requisitioned extraordinary general meeting, our shareholders will have the right to propose resolutions with respect to the election, appointment or removal of directors. Our articles provide no other right to put any proposals before annual general meetings or extraordinary general meetings. As a Cayman Islands exempted company, we are not obligated by law to call annual general meetings of shareholders. However, our corporate governance guidelines require us to call such meetings every year to the extent required by the listing rules of any stock exchange on which our ordinary shares, ADSs or RMB shares are traded.
BeiGene 2025 Proxy Statement

General Information
Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual general meeting of shareholders by submitting their proposals in writing to us in a timely manner. In order to be considered for inclusion in the proxy statement for the 2026 annual general meeting of shareholders, shareholder proposals must be received at our principal executive offices no later than December 8, 2025, and must otherwise comply with the requirements of Rule 14a-8 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any shareholder proposal for the annual general meeting of shareholders in 2026, which is submitted outside the processes of Rule 14a-8, shall be considered untimely unless received by the Company in writing no later than February 21, 2026. If the date of the annual general meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the U.S. Securities and Exchange Commission (“SEC”), and on the website of Hong Kong Exchange and Clearing Limited (www.hkexnews.hk) and the SSE website (www.sse.com.cn). A copy of all notices of proposals by shareholders should be sent to us at BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands. However, following the completion of our proposed change of our jurisdiction of incorporation from the Cayman Islands to Switzerland through a transaction known as a continuation under Section 206 of the Companies Act (as amended) of the Cayman Islands and Article 161 of the Swiss Federal Code on Private International Law (such transaction, the “Continuation”), all notices of proposals by shareholders should be sent to us at Aeschengraben 27, 21st Floor, 4051 Basel, Switzerland. For more information of the Continuation, see our definitive proxy statement/circular filed with the SEC, The Stock Exchange of Hong Kong Limited (“HKEx”) and SSE on March 10, 2025.
To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 22, 2026. Any shareholder wishing to submit a director nominee for inclusion in the Company’s 2026 proxy statement should provide the nominee information within the timeframe set forth by our articles and SEC rules.
Results of Annual Meeting
Results of the Annual Meeting will be posted on the Company’s website (www.beigene.com), on the website of Hong Kong Exchanges and Clearing Limited (www.hkexnews.hk), on the SSE website (www.sse.com.cn) upon the conclusion of the Annual Meeting, and on the SEC website (www.sec.gov) in a Current Report on Form 8-K filed by us within four business days of the conclusion of the Annual Meeting.
BeiGene 2025 Proxy Statement

Overview of Proposals
This Proxy Statement contains the following 12 proposals requiring shareholder action:
Proposals 1 through 5 request the re-election of five directors;
Proposal 6 requests ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as our independent auditors for the fiscal year ending December 31, 2025;
Proposal 7 requests the authorization of the Board of Directors to fix the auditors’ compensation for the fiscal year ending December 31, 2025;
Proposal 8 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;
Proposal 9 requests the approval, within the parameters of the HK Listing Rules, of the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company, subject to the conditions described in this Proxy Statement;
Proposal 10 requests the authorization of the Company and its underwriters, in their sole discretion, to allocate to Amgen up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year, conditional on the approval of the shareholders who are not Amgen, subject to the conditions described in this Proxy Statement;
Proposal 11 requests the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as disclosed in this Proxy Statement; and
Proposal 12 requests the approval of the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above (the “Adjournment Proposal”).
Proposals 7 through 10 are being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. Each of the proposals is discussed in more detail in the pages that follow.
BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Our articles provide that persons standing for election as directors at a duly constituted general meeting of shareholders with a requisite quorum shall be elected by an ordinary resolution of our shareholders, which requires the affirmative vote of a simple majority of the votes cast on the resolution by the shareholders entitled to vote who are present in person or by proxy at the meeting. Our articles further provide that the Board of Directors will be divided into three groups designated as Class I, Class II and Class III with as nearly equal a number of directors in each group as possible, with each director serving a three-year term and until his or her successor is duly elected and qualified, subject to his or her earlier resignation or removal.
Upon the expiration of the term of each class, each director in that class, if nominated by the Board of Directors, shall be eligible for re-election at the annual general meeting to hold office for another three-year term and until such director’s successor has been duly elected. Our articles provide that, unless otherwise determined by shareholders in a general meeting, the Board of Directors will consist of not less than three directors. We have no provisions relating to retirement of directors upon reaching a specified age.
In the event of a vacancy arising from the resignation of a director or as an addition to the existing board, the Board of Directors may, by the affirmative vote of a simple majority of the remaining directors present and voting at a board meeting, appoint any person to be a director.
For so long as our ordinary shares or ADSs are listed on The Nasdaq Global Select Market (“Nasdaq”), and HKEx, our directors are required to comply with the director nomination procedures of Nasdaq rules and the HK Listing Rules, and the Board of Directors is required to include at least such number of independent directors as required by Nasdaq rules and the HK Listing Rules.
The terms of the Class III directors are scheduled to expire on the date of the 2025 Annual Meeting and the terms of the Class II directors are scheduled to expire on the date of the 2027 Annual Meeting. Our current Class III directors, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Xiaodong Wang and Mr. Qingqing Yi were most recently elected by the shareholders at the 2022 Annual Meeting. Additionally, on September 27, 2024, Ms. Shalini Sharp joined the Board of Directors as a Class III director to serve as a Class III director until the date of the Annual Meeting. Based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Nominating Committee”), the Board of Directors’ nominees for re-election by the shareholders are Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Dr. Xiaodong Wang and Mr. Qingqing Yi, who are the current Class III members, and Ms. Shalini Sharp who is a current Class III director to be redesignated as a Class II director. If re-elected, each nominee of Class III members will serve as a director until the annual general meeting of shareholders in 2028, and until his successor is duly elected and qualified, subject to his earlier resignation or removal. If re-elected, Ms. Shalini Sharp will serve as a Class II director until the annual general meeting of shareholders in 2027, and until her successor is duly elected and qualified, subject to her earlier resignation or removal.
We have received from each of Mr. Anthony C. Hooper, Mr. Ranjeev Krishana, Ms. Shalini Sharp, Dr. Xiaodong Wang and Mr. Qingqing Yi an annual confirmation of independence pursuant to Nasdaq rules and Rule 3.13 of the HK Listing Rules and consider each of them independent under Nasdaq rules and the HK Listing Rules.
The names of and certain information about the directors in each of the three classes are set forth below. There are no family relationships among any of our directors or executive officers.
The proxy in the form presented will be voted, unless otherwise indicated, for the re-election of each of the Class II and Class III director nominees listed above to the Board of Directors. If any of the nominees should for any reason be unable or unwilling to serve at any time prior to the Annual Meeting, the proxies will be voted for the election of a substitute nominee designated by the Board of Directors.
BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Set forth below are the biographies of each director, as well as a discussion of the particular experience, qualifications, attributes, and skills that led the Board of Directors to conclude that each such person nominated to serve or currently serving on the Board of Directors should serve as a director. We do not enter into service contracts with our directors. Except as disclosed herein, there is no additional information required to be disclosed pursuant to Rule 13.51(2) of the HK Listing Rules and there are no other matters concerning the directors that need to be brought to the attention of the shareholders for purposes of the Annual Meeting.
BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Nominees of Class III Directors for Election for a Three-Year Term Ending at the 2028 Annual General Meeting
The names of the nominees for Class III directors and certain information about each as of March 26, 2025 are set forth below.
Name	Position(s)	Director Since	Age
Mr. Anthony C. Hooper	Director	2020	70
Mr. Ranjeev Krishana	Director	2014	51
Dr. Xiaodong Wang	Director	2016	61
Mr. Qingqing Yi	Director	2014	53
Anthony C. Hooper
Member of the Board of Directors, BeiGene, Ltd.
Age: 70 Director Since: Jan. 2020	Committees: Audit Committee Commercial and Medical Affairs Advisory Committee (Chair) Nominating and Corporate Governance Committee (Chair)
Experience:
2020 – 2024:	Amgen Inc. (Consultant)
2011 – 2020:	Amgen Inc. (Executive Vice President, Global Commercial Operations)
Prior:
Bristol Myers Squibb Company (Senior Vice President, Commercial Operations and President, U.S., Japan and Intercontinental; President, Americas; and President, U.S. Pharmaceuticals, Worldwide Pharmaceuticals Group)
Wyeth Laboratories (Assistant Vice President of Global Marketing)

Other Public Company Directorships: 2020 – Present: MannKind Corporation	Former Public Company Directorships: N/A

Qualifications:
Mr. Hooper earned his law and MBA degrees from the University of South Africa in 1978 and 1988, respectively. We believe Mr. Hooper’s extensive experience and knowledge in the healthcare sector and broad international experience in pharmaceutical commercial operations qualify him to serve on the Board of Directors.
As of March 31, 2025, Mr. Hooper was interested in 234,377 ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Ranjeev Krishana
Member and Lead Independent Director of the Board of Directors, BeiGene, Ltd.
Age: 51 Director Since: Oct. 2014	Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee
Experience:
2011 – Present:	Baker Bros. Advisors LP (Partner)
Prior:	Pfizer, Inc. (various commercial, strategy and business development leadership roles) Pfizer China (Senior Director and Member of China Leadership Team) Accenture plc (Strategy Consultant)
Other Public Company Directorships: Immunocore Holdings plc	Former Public Company Directorships: N/A

Qualifications:
Mr. Krishana received an A.B. in Economics and Political Science from Brown University in May 1995, and a Master of Public Policy from Harvard University in June 2011. We believe Mr. Krishana’s knowledge of the healthcare sector across international markets qualifies him to serve on the Board of Directors.
As of March 31, 2025, Mr. Krishana was interested in 503,724 ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Dr. Xiaodong Wang
Member of the Board of Directors, BeiGene, Ltd.
Age: 61 Director Since: Feb. 2016	Committees: Scientific Advisory Committee (Co-Chair)
Experience:
2020 – Present:	Tsinghua University (Chair Professor)
2010 – Present:	BeiGene, Ltd. (Co-Founder)
2003 – Present:	National Institute of Biological Sciences in Beijing (Founding Co-Director; Director and Investigator)
Prior:
Joyant Pharmaceuticals, Inc. (Founder)
University of Texas Southwestern Medical Center (George L. MacGregor Distinguished Chair Professor in Biomedical Sciences)
Howard Hughes Medical Institute (Investigator)

Other Public Company Directorships: 2021 – Present: Clover Biopharmaceutical, Ltd. (Non-Executive Director and Member of the Compensation Committee)	Former Public Company Directorships: N/A

Qualifications:
Dr. Wang received his B.S. in Biology from Beijing Normal University in July 1984 and his Ph.D. in Biochemistry from the University of Texas Southwestern Medical Center in May 1991. Dr. Wang has served as a member of the National Academy of Science, USA since 2004 and as a foreign associate of the Chinese Academy of Sciences since 2013. We believe that Dr. Wang’s extensive experience in cancer drug research, combined with his experience in the biotech industry, qualifies him to serve as a member of the Board of Directors.
As of March 31, 2025, Mr. Wang was interested in 17,467,487 ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Qingqing Yi
Member of the Board of Directors, BeiGene, Ltd.
Age: 53 Director Since: Oct. 2014	Committees: Compensation Committee Scientific Advisory Committee
Experience:
2005 – Present:	Hillhouse Capital (Partner)
Prior:	China International Capital Corporation (Equity Research Analyst)
Other Public Company Directorships: 2020 – Present: JD Health International Inc.	Former Public Company Directorships: N/A

Qualifications:
Mr. Yi received a B.S. degree in Engineering from Shanghai Maritime University in July 1995 and an MBA from the University of Southern California in May 2003. We believe Mr. Yi’s extensive experience in capital markets and knowledge of the healthcare sector qualify him to serve on the Board of Directors.
As of March 31, 2025, Mr. Yi was interested in 486,642 ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Nominee of Class II Director for Election for a Two-Year Term Ending at the 2027 Annual General Meeting
The name of the nominee for Class II director and certain information about such nominee as of March 26, 2025 are set forth below.
Name	Position(s)	Director Since	Age
Ms. Shalini Sharp	Director	2024	50
Shalini Sharp
Member of the Board of Directors, BeiGene, Ltd.
Age: 50 Director Since: Sept. 2024	Committees: Audit Committee (Chair) Nominating and Corporate Governance Committee
Experience:
2012 – 2020:	Ultragenyx Pharmaceutical Inc. (Executive Vice President and Chief Financial Officer)
2006 – 2012:	Agenus, Inc. (Chief Financial Officer)
Prior:	Elan Pharmaceuticals (Strategic Planning, Chief of Staff) The Goldman Sachs Group, Inc. (Summer Associate, Investment Banking) McKinsey & Co. (Consultant)
Other Public Company Directorships: 2020 – Present: Neurocrine Biosciences, Inc. 2021 – Present: Organon & Co. 2024 – Present: Septerna, Inc.	Former Public Company Directorships: Mirati Therapeutics, Inc. Sutro Biopharma, Inc. Precision Biosciences, Inc. Panacea Acquisition Corp. Array BioPharma Inc. Agenus, Inc.

Qualifications:
Ms. Sharp received her B.A. from Harvard College and an M.B.A. from Harvard Business School. We believe Ms. Sharp is qualified to serve on our board of directors because of her extensive experience and expertise in financial management and executive leadership at various biopharmaceutical companies, as well as her service on the boards of directors of numerous companies.
As of March 31, 2025, Ms. Sharp was interested in 25,389 ordinary shares of the Company within the meaning of Part XV of the Hong Kong Securities and Futures Ordinance (the “SFO”). The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Nomination Policy and Procedure for Independent
Non-Executive Directors
When nominating candidates for election to the Board of Directors, the Nominating Committee of the Board of Directors evaluates skills, knowledge and experience required by the Board of Directors, and identifies if there are any special requirements for the vacancy.
The Nominating Committee identifies appropriate candidates and discusses and votes in respect of the nominated directors and recommends candidates for directors to the Board of Directors. In reviewing the structure of the Board of Directors, the Nominating Committee will consider board composition from a number of aspects, including but not limited to expertise, industry and regional experience, social background, tenure on the Board, stances and other distinctions of board members and nominees. All Board of Directors nominations will be based on meritocracy and candidates will be considered against criteria including talent, skills and experience as may be necessary for the operation of the Board of Directors as a whole, with a view to maintaining a sound balance of the Board of Directors’ composition, and where nomination of independent non-executive directors is under consideration, the requirements of Rule 3.13 of the HK Listing Rules shall be satisfied.
The Nominating Committee is of the view that the re-election of Mr. Anthony C. Hooper as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector and international pharmaceutical commercial operations.
The Nominating Committee is of the view that the re-election of Mr. Ranjeev Krishana as an independent non-executive director will enrich the Company’s knowledge and experience in the healthcare sector across international markets.
The Nominating Committee is of the view that the re-election of Dr. Xiaodong Wang as a non-executive director will bring to the Company a wealth of extensive experience in cancer drug research and the biotech industry.
The Nominating Committee is of the view that the re-election of Mr. Qingqing Yi as an independent non-executive director will enrich the Company’s knowledge and experience in capital markets and the healthcare sector.
The Nominating Committee is of the view that the re-election of Ms. Shalini Sharp as an independent non-executive director will enrich the Company’s knowledge and expertise in the healthcare sector and financial management matters.
In view of the above, in March 2025, the Nominating Committee recommended to the Board of Directors that Mr. Anthony Hooper, Mr. Ranjeev Krishana, Dr. Xiaodong Wang, Mr. Qingqing Yi and Ms. Shalini Sharp be nominated for re-election to the Board of Directors and the Board of Directors has recommended them to be elected by shareholders at the Annual Meeting.
The Board of Directors considers that each of the candidates for independent non-executive director has many years of experience working in various sectors globally and has made significant contributions. Their election will facilitate better supervision of the Company’s business operations. Moreover, each of the candidates for independent non-executive directors has confirmed his or her independence pursuant to Rule 3.13 of the HK Listing Rules. The Board of Directors also considers that each of Mr. Anthony Hooper, Mr. Ranjeev Krishana, Mr. Qingqing Yi and Ms. Shalini Sharp meets the independence guidelines set out in Rule 3.13 of the HK Listing Rules and is independent in accordance with the terms of the guidelines.
BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Directors Not Standing for Re-Election
The names of and certain information of March 26, 2025 about the members of the Board of Directors who are not standing for re- election at the 2025 Annual Meeting are set forth below.
Name	Position(s)	Director Since	Age
Dr. Olivier Brandicourt	Director	2024	69
Dr. Margaret Dugan	Director	2022	68
Mr. Michael Goller	Director	2015	50
Mr. John V. Oyler	Director	2010	56
Dr. Alessandro Riva	Director	2022	64
Dr. Corazon (Corsee) Sanders	Director	2020	68
BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Class I Directors Continuing in Office Until the 2026 Annual General Meeting
Dr. Margaret Dugan
Member of the Board of Directors, BeiGene, Ltd.
Age: 68 Director Since: Feb. 2022	Committees: Commercial and Medical Affairs Advisory Committee Compensation Committee (Chair) Scientific Advisory Committee
Experience:
2023 – Present:	Schrodinger, Inc. (Chief Medical Officer)
2023 – Present:	Dracen Pharmaceuticals (Medical Consultant)
2021 – 2024:	SonALAsense Pharmaceuticals (Senior Medical Consultant 2021-2022; Scientific Advisory Board Member 2021-2024)
2018 – Present:	Salarius Pharmaceuticals (Senior Medical Advisor and Consultant)
Prior:
Novartis Pharmaceuticals Corp. (Senior Vice President of Clinical Development)
Dracen Pharmaceuticals (Chief Medical Officer)
Schering-Plough (Director, Oncology Clinical Research)
American Cyanamid (Deputy Director, Clinical Research, Oncology)
New York University Medical Center (Research Fellow, Hematology and Oncology Clinical Trials)

Other Public Company Directorships: N/A	Former Public Company Directorships: N/A

Qualifications:
Dr. Dugan received her B.A. from New York University in 1977 and her M.D. in hematology and oncology from New York University in 1981. We believe that Dr. Dugan’s extensive scientific and leadership experience in the healthcare sector qualifies her to serve on the Board of Directors.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
John V. Oyler
Chairman of the Board of Directors, BeiGene, Ltd.
Age: 56 Director Since: Oct. 2010	Committees: N/A
Experience:
2010 – Present:	BeiGene, Ltd. (Co-Founder, Chairman and Chief Executive Officer)
Prior:
BioDuro, LLC (President and Chief Executive Officer)
Galenea Corp. (Chief Executive Officer)
Telephia, Inc. (Founder and President)
Genta, Inc. (Co-Chief Executive Officer)
McKinsey & Company (Management Consultant)

Other Public Company Directorships: N/A	Former Public Company Directorships: N/A

Qualifications:
Mr. Oyler received his B.S. from the Massachusetts Institute of Technology in June 1990 and an MBA from Stanford University in January 1996. We believe that Mr. Oyler’s extensive leadership, executive, managerial, business and pharmaceutical and biotechnology company experience, along with his years of industry experience in the development of pharmaceutical products, qualifies him to serve as a member of the Board of Directors.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Dr. Alessandro Riva
Member of the Board of Directors, BeiGene, Ltd.
Age: 64 Director Since: Feb. 2022	Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee (Co-Chair)
Experience:
2023 – Present:	Transgene S.A. (Chairman and Chief Executive Officer)
2021 – 2023:	Intima Bioscience (Chief Executive Officer)
2019 – 2021:	Ichnos Sciences (Chief Executive Officer)
2017 – 2019:	Gilead Sciences (Executive Vice President and Global Head of Oncology Therapeutics and Cell & Gene Therapy)
Prior:
Novartis Pharmaceuticals (Executive Vice President and Global Head of Oncology Development and Medical Affairs)
Novartis Oncology (Ad-Interim President)
Breast Cancer International Research Group (Co-Founder)
Cancer International Research Group (Co-Founder and Chief Executive Officer)
Farmitalia Carlo Erba Rhône-Poulenc Rorer Aventis

Other Public Company Directorships: 2022 – Present: Transgene SA (Chair) 2021 – Present: Century Therapeutics, Inc.	Former Public Company Directorships: N/A

Qualifications:
Dr. Riva received his M.D. in medicine and surgery from the University of Milan and board certification in oncology and hematology from the same institution. We believe that Dr. Riva’s extensive scientific and management experience in the healthcare sector qualifies him to serve on the Board of Directors.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Class II Directors Continuing in Office Until the 2027 Annual General Meeting
Dr. Olivier Brandicourt
Member of the Board of Directors, BeiGene, Ltd.
Age: 69 Director Since: Jan. 2024	Committees: Audit Committee Commercial and Medical Affairs Advisory Committee
Experience:
2019 – Present:	Blackstone Life Sciences (Senior Advisor)
2015 – 2019:	Sanofi S.A. (Chief Executive Officer)
Prior:	Bayer HealthCare AG (Chief Executive Officer) Pfizer Inc. (Executive Leadership Team Member and President and General Manager of the Emerging Markets and Established Products business unit)
Other Public Company Directorships: 2020 – Present: Alnylam Pharmaceuticals, Inc.	Former Public Company Directorships: Sanofi S.A. BenevolentAI S.A.

Qualifications:
Dr. Brandicourt studied medicine in Paris, specializing in Infectious Diseases and Tropical Medicine at the University of Paris V. He holds an advanced degree in Cellular and Immunological Pathophysiology from Paris Descartes University and a Master’s Degree in Biology from the University of Paris XII.
We believe that Dr. Brandicourt’s extensive global operational, commercial and senior management experience in the healthcare sector qualifies him to serve as a member of the Board of Directors.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Michael Goller
Member of the Board of Directors, BeiGene, Ltd.
Age: 50 Director Since: Apr. 2015	Committees: Nominating and Corporate Governance Committee Scientific Advisory Committee
Experience:
2005 – Present:	Baker Bros. Advisors LP (Partner)
Prior:	JPMorgan Partners, LLC (Associate) Merrill Lynch and Co. (Investment Banker)
Other Public Company Directorships: 2015 – Present: DBV Technologies SA 2024 – Present: Replimune Group, Inc.	Former Public Company Directorships: N/A

Qualifications:
Mr. Goller received a B.S. in Molecular and Cell Biology from The Pennsylvania State University in May 1997, and Master’s Degrees in both Biotechnology (School of Engineered and Applied Sciences) and Business Administration (Wharton School) from the University of Pennsylvania in May 2005.
We believe that Mr. Goller is qualified to serve on the Board of Directors based on his experience in the life sciences industry and for his knowledge in financial and corporate development matters.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Dr. Corazon (Corsee) D. Sanders
Member of the Board of Directors, BeiGene, Ltd.
Age: 68 Director Since: Aug. 2020	Committees: Audit Committee Commercial and Medical Affairs Advisory Committee Scientific Advisory Committee
Experience:
2019 – 2020:	Bristol Myers Squibb Corporation (Transition Advisor)
2018 – 2019:	Celgene Corporation (Strategic Advisor to the Chief Medical Officer)
Prior:
Juno Therapeutics Inc. (Member of the Executive Committee and Executive Vice President of Development Operations)
Genentech/Roche (Global Head Clinical Operations; Global Head of Biometrics Group; and Co-Chair of the Portfolio Management Committee)

Other Public Company Directorships: 2020 – Present: Legend Biotech Corporation 2021 – Present: Ultragenyx Pharmaceutical Inc.	Former Public Company Directorships: N/A

Qualifications:
Dr. Sanders earned her B.S. and M.S. in statistics, graduating magna cum laude from the University of the Philippines, and her M.A. and Ph.D. in statistics from the Wharton Doctoral Program at the University of Pennsylvania.
We believe that Dr. Sanders’ extensive experience and knowledge in the healthcare sector and her scientific and leadership experience qualify her to serve on the Board of Directors.

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
2024 Board Highlights

11	9	3
Directors	Independent Directors	Female Directors

7	5
Hold Advanced Degrees in a Science Field	Standing Committees
Skills and Experience
Our directors represent a diverse range of skills and experience.

Advanced Degrees in a Science Field	7
Business Operations Experience	11
Digital/IT Experience	6
Drug Commercialization/Development Experience	9
Executive/Leadership Experience	11
Financial/Accounting Expertise	10
Government/Regulatory Experience	8
Industry Expertise	11
International Business Experience	11
Investor Experience	9
Other Public Company Directorships	9
Public Company CEO/CFO/CMO/COO/CCO Experience	6
Risk Management Experience	10

BeiGene 2025 Proxy Statement

Proposals 1 – 5. Election of Directors
Vote Required and Board of Directors’ Recommendation
Each director nominated for election will be elected if a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy vote at the Annual Meeting in favor of such director. Broker non-votes and abstentions with respect to one or more directors will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.
The proposals for the election of directors relate solely to the election of directors nominated by the Board of Directors.
The Board of Directors recommends that shareholders vote FOR the election of each of the director nominees listed above.
BeiGene 2025 Proxy Statement

Proposal 6. Ratification of Appointment of Independent Auditors
Pursuant to delegation by the Board of Directors, the Audit Committee of the Board of Directors (the “Audit Committee”) has appointed (a) Ernst & Young LLP, located in Boston, Massachusetts, United States, as the Company’s independent registered accounting firm for the audits of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2025 to be filed with the SEC, (b) Ernst & Young, located in Hong Kong, the People’s Republic of China (“PRC”), as the Company’s reporting accounting firm for the audit of the Company’s financial statements for the fiscal year ending December 31, 2025 to be filed with the HKEx, and (c) Ernst & Young Hua Ming LLP, located in Beijing, PRC, as the Company’s reporting accounting firm for the audit of the Company’s financial statements and internal control over financial reporting for the fiscal year ending December 31, 2025 to be filed with the SSE.
Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP are members of the global Ernst & Young firm. For each fiscal year ended December 31, 2024, 2023 and 2022, Ernst & Young LLP has audited our financial statements filed with the SEC and internal control over financial, Ernst & Young has audited our financial statements filed with the HKEx, and Ernst & Young Hua Ming LLP has audited our financial statements filed with the SSE. We expect representatives of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP to be available at the Annual Meeting in person or via teleconference and available to respond to appropriate questions. They will have the opportunity to make a statement if they desire to do so. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider these appointments. The Board of Directors recommends that shareholders vote for ratification of these appointments.
Auditors’ Fees
The following table summarizes the fees of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP, our registered independent public accounting firms, billed to us for each of the last two fiscal years.
	2024 (US$)				2023 (US$)
Fee Category	Ernst & Young LLP	Ernst & Young	Ernst & Young Hua Ming LLP	Total	Ernst & Young LLP	Ernst & Young	Ernst & Young Hua Ming LLP	Total
Audit Fees	5,025,000	1,082,267	1,945,747	8,053,014	4,436,032(1)	843,443	1,777,497	7,056,972
Audit-Related Fees	—	—	—	—	—	—	—	—
Tax Fees	—	—	—	—	63,968	—	—	63,968
All Other Fees	—	—	—	—	—	—	—	—
Total Fees	5,025,000	1,082,267	1,945,747	8,053,014	4,500,000	843,443	1,777,497	7,120,940

(1)
Audit fees include US$300,000 of additional fees related to the 2022 audit of the Company’s financial statements that were billed after the Company’s Proxy Statement for the 2023 Annual Meeting was filed on April 27, 2023.

Audit Fees
Our aggregated audit fees were US$8,053,014 in 2024 and US$7,056,972 in 2023. Our audit fees for both 2024 and 2023 related primarily to the audits of our financial statements and internal control over financial reporting for SEC filings, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, services related to the Company’s Hong Kong Stock Exchange filings, services related to the Company’s STAR Market annual report filings and other statutory and regulatory filings.
BeiGene 2025 Proxy Statement

Proposal 6. Ratification of Appointment of Independent Auditors
Audit-Related Fees
Audit-related fees consist of fees for assurance and related services that traditionally are performed by an independent registered accounting firm that are reasonably related to the performance of the audit or review of the financial statements. We incurred no such fees during 2023 and 2024.
Tax Fees
We incurred no aggregated fees for tax services in 2024 and we incurred US$63,968 in 2023. In 2023, tax fees related primarily to fees incurred for tax advisory services.
All Other Fees
We incurred no other fees for services from our auditors in 2024 and 2023.
Pre-approval Policies
The Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services by the Audit Committee for the purpose of maintaining the independence of our independent auditors. Specifically, the Audit Committee considers whether the services violate the SEC’s general standards of auditor independence, whether scope of services includes specific prohibited non-audit services or would create prohibited relationships between the Company and Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP and their affiliated entities. We may not engage our independent auditors to render any audit or non-audit service unless the service is approved in advance by the Audit Committee.
Pursuant to its pre-approval policy, the Audit Committee may delegate its authority to pre-approve services to the chair of the Audit Committee. The decisions of the chair to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to pre-approve services to management.
The Audit Committee has considered the services provided by Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as described above and believes that they are compatible with maintaining the firms’ independence as our external auditors. In accordance with Regulation S-X, Rule 2-01, paragraph (c)(7)(i), no fees for services in 2024 and 2023 were approved pursuant to any waivers of the pre-approval requirement.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 6 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 6 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as our independent auditors for the fiscal year ending December 31, 2025.

BeiGene 2025 Proxy Statement

Proposal 7. Approval of Board Authority to Fix Auditor Compensation
The Board of Directors recommends shareholder approval of the Board of Directors’ authority to fix auditor compensation for 2025 in accordance with the HK Listing Rules. The Board of Directors notes, in this regard, that the annual amount of auditor compensation cannot fully be determined at the beginning of the year. This is because an auditor’s compensation for any given year may vary, on account of the scope and extent of the audit work undertaken during that year. As a result, the Board of Directors requests shareholder approval to delegate the authority to the Board of Directors to fix auditor compensation for the year ending December 31, 2025. If shareholder approval is obtained in accordance with the HK Listing Rules, the Board of Directors will further delegate the authority to fix auditor compensation to the Audit Committee.
Auditor compensation will be approved in accordance with the policies and procedures described in Pre-Approval Policies set forth in Proposal 6.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 7 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 7 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR authorization to the Board of Directors to fix auditor compensation for the fiscal year ending December 31, 2025.
BeiGene 2025 Proxy Statement

Proposal 8. General Mandate to Issue Shares
Prior to listing our shares on the HKEx, the Board’s authority included the ability to issue shares. Such authority is generally on par with other Nasdaq-listed U.S. companies. However, under the HK Listing Rules, a primary-listed company must have authority from its shareholders to issue any shares, including shares that are part of the company’s authorized but unissued share capital, unless they are offered to existing shareholders pro-rata to their existing holdings. Approval of this proposal will permit the Board the authority to authorize the Company to issue shares in compliance with the HK Listing Rules to the same extent already authorized under our articles and the rules of Nasdaq. We are not asking shareholders to approve an increase in our authorized share capital or approve a specific issuance of shares.
This authority will enable the Company to address business contingencies and capture growth opportunities, in accordance with its long-term strategic goals, in a timely manner. Consistent with its past practice, the Board will authorize future issuances of securities only if it determines that such issuances are in the best interests of the Company and its shareholders. Granting the Board this authority is an annual, routine matter for primary-listed companies on HKEx. In accordance with the HK Listing Rules, it is a customary practice for primary-listed companies on the Hong Kong Stock Exchange to seek shareholder authority to issue up to 20% of a company’s outstanding shares and for such authority to be effective until the next annual meeting of shareholders, unless otherwise earlier revoked or modified by a duly adopted resolution of the shareholders.
Therefore, in order to give the Company the flexibility to issue ordinary shares and/or ADSs (including any sale or transfer of treasury shares out of treasury) if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) (i.e., a total of 1,400,352,274 ordinary shares as of March 31, 2025 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) as of the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company (the “General Mandate to Issue Shares”). Under the HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 2,929,549 ordinary shares as of March 31, 2025) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time. The General Mandate to Issue Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Issue Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
Proposal 8 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
The adoption of the General Mandate to Issue Shares is not conditioned on shareholder approval of the Connected Person Placing Authorization described in Proposal 10.
BeiGene 2025 Proxy Statement

Proposal 8. General Mandate to Issue Shares
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 8 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 8 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Issue Shares.
BeiGene 2025 Proxy Statement

Proposal 9. General Mandate to Repurchase Shares
In order to give the Company the flexibility to repurchase ordinary shares (excluding RMB shares) and/or ADSs if and when appropriate and in accordance with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to approve the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding RMB shares) and/or ADSs not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of such ordinary resolution (i.e., a total of 1,285,297,014 ordinary shares as of March 31, 2025 on the basis that no further ordinary shares are issued or repurchased before the Annual Meeting) up to the next annual general meeting of shareholders of the Company (the “General Mandate to Repurchase Shares”). Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 2,929,549 ordinary shares as of March 31, 2025) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time. The General Mandate to Repurchase Shares shall remain in force until:
(a)
the conclusion of the next annual general meeting of shareholders of the Company unless, by an ordinary resolution passed at that meeting, the General Mandate to Repurchase Shares is renewed, either unconditionally or subject to conditions; or

(b)
revoked or varied by an ordinary resolution of the shareholders in a general meeting,

whichever occurs first.
The Board of Directors does not have any current plan to repurchase shares pursuant to the General Mandate to Repurchase Shares and Proposal 9 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules. For the avoidance of doubt, no consent of shareholders is required for any repurchase of the RMB shares by the Company under the HK Listing Rules.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 9 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 9 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the General Mandate to Repurchase Shares.
BeiGene 2025 Proxy Statement

Explanatory Statement
This explanatory statement contains the information required pursuant to Rule 10.06(1)(b) of the HK Listing Rules. Neither this explanatory statement nor the General Mandate to Repurchase Shares has any unusual features.
INTRODUCTION
1. Issued Shares
As of March 31, 2025 (the “Latest Practicable Date”), for HK Listing Rule mandate limits, the total number of ordinary shares outstanding (excluding RMB shares and treasury shares) was calculated to be 1,285,297,014. Under HK Listing Rules, for purposes of calculating the total number of ordinary shares outstanding to ascertain the scheme mandate limits, we exclude the ordinary shares issued to the Company’s depositary (i.e., a total of 2,929,549 ordinary shares as of the Latest Practicable Date) in exchange for a corresponding amount of ADSs for the purpose of ensuring that the ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time. Subject to the passing of Proposal 9 and on the basis that no further ordinary shares are issued or repurchased prior to the Annual Meeting, the Company would be allowed under the General Mandate to Repurchase Shares to repurchase a maximum of 128,529,701 ordinary shares, representing 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of Proposal 9.
2. Reasons for Repurchase
The Board of Directors believes that it is in the best interests of the Company and its shareholders as a whole to have a general authority from its shareholders to enable the Board of Directors to repurchase ordinary shares (excluding RMB shares and treasury shares) and/or ADSs. Such repurchases may, depending on specific circumstances, lead to an increase in net assets per share and/or earnings per share of the Company and will only be made when the Board of Directors has reason to believe that such a repurchase will generally benefit the Company and its shareholders as a whole. The Company may cancel such repurchased shares or hold them as treasury shares, subject to market conditions and the Company’s capital management needs at the relevant time of the repurchases.
For any treasury shares deposited with the Central Clearing and Settlement System (“CCASS”) pending resale on the HKEx, the Company shall (i) procure its broker not to give any instructions to The Hong Kong Securities Clearing Company Limited to vote at general meetings of the Company for the treasury shares deposited with CCASS; and (ii) in the case of dividends or distributions, withdraw the treasury shares from CCASS, and either re-register them in its own name as treasury shares or cancel them, in each case before the record date for the dividends or distributions, or take any other measures to ensure that it will not exercise any shareholders’ rights or receive any entitlements which would otherwise be suspended under the applicable laws if those shares were registered in its own name as treasury shares.
3. Funding of Repurchase
Repurchases of the ordinary shares (excluding RMB shares) and/or ADSs must be funded out of funds legally available for such purpose in accordance with our articles, the applicable listing rules of the stock exchanges on which our shares or ADSs are listed and all applicable laws and regulations of the Cayman Islands, including profits of the Company. In the event that the General Mandate to Repurchase Shares was to be exercised in full at any time during the proposed period within which the General Mandate to Repurchase Shares may be exercised, there might be a material adverse impact on the working capital and/or gearing position of the Company as compared with the position of the Company as disclosed in its most recent published audited accounts. However, the Board of Directors does not propose to exercise the General Mandate to Repurchase Shares to such an extent as would, in
BeiGene 2025 Proxy Statement

Explanatory Statement
the circumstances, have a material adverse effect on the working capital and/or the gearing position which in the opinion of the Board of Directors are from time to time appropriate for the Company.
4. Share Prices
The highest and lowest prices at which the shares were traded on the HKEx during each of the previous 12 months up to the Latest Practicable Date were as follows:
	Highest (HK$)	Lowest (HK$)
Mar-24	112.100	91.150
Apr-24	96.100	75.450
May-24	106.300	88.550
Jun-24	100.200	85.000
Jul-24	98.850	85.300
Aug-24	122.200	96.050
Sep-24	147.200	110.800
Oct-24	153.000	130.300
Nov-24	130.300	110.200
Dec-24	130.100	103.100
Jan-25	137.800	103.100
Feb-25	174.800	130.100
Mar-25 up to the Latest Practicable Date	170.400	142.500
5. Undertaking
The Board of Directors will exercise the power of the Company to make repurchases pursuant to the General Mandate to Repurchase Shares to be approved under Proposal 9 in accordance with the HK Listing Rules and the laws of the Cayman Islands. None of the directors nor, to the best of their knowledge having made all reasonable enquiries, their close associates, have any present intention to sell any shares or ADSs to the Company under the General Mandate to Repurchase Shares if such is approved by the shareholders. No core connected persons of the Company have notified the Company that they have a present intention to sell shares or ADSs to the Company, or have undertaken not to do so, in the event that the General Mandate to Repurchase Shares is approved by the shareholders.
6. Takeovers Code
If, on exercise of the power to repurchase ordinary shares (excluding RMB shares) and/or ADSs pursuant to the General Mandate to Repurchase Shares, a shareholder’s proportionate interest in the voting rights of the Company increases, such increase will be treated as an acquisition for the purposes of Rules 26 and 32 of the Takeovers Code of Hong Kong (the “Takeover Code”). As a result, a shareholder or group of shareholders acting in concert could obtain or consolidate control of the Company and become obliged to make a mandatory offer in accordance with Rules 26 and 32 of the Takeovers Code. The Board of Directors has no present intention to exercise the General Mandate to Repurchase Shares to such an extent as would result in any mandatory offer obligation arising.
7. Share Repurchase made by the Company
The Company did not repurchase any ordinary shares and/or ADSs in the six months preceding the Latest Practicable Date.
BeiGene 2025 Proxy Statement

Proposal 10. Connected Person Placing Authorization
On October 31, 2019, the Company and its wholly-owned subsidiary BeiGene Switzerland GmbH entered into a Collaboration Agreement with Amgen to collaborate on the commercialization of certain products of Amgen in the PRC and the clinical development of certain pipeline products of Amgen (the “Collaboration Agreement”). On January 2, 2020, the Company issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs of the Company, representing approximately 20.5% of the Company’s then outstanding share capital, to Amgen for aggregate gross proceeds of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS, pursuant to the Share Purchase Agreement dated October 31, 2019, as further amended, by and between the Company and Amgen.
The Company expects that the transaction with Amgen will continue to provide long-term financial benefits to the Company. Given the highly technical nature of the biotech industry, it is often difficult for retail (and even most institutional) investors to fully understand information released by biotech companies relating to the significant events after which offerings of securities are typically conducted. Many investors also look to increase their percentage holdings in companies as risk profiles go down through clinical development; ultimately, they often do this through participation in primarily follow-on financings. As such, participation by leading biotech companies is instrumental in giving retail and other institutional investors the assurance and comfort to make, and continue to make, investments into biotech companies.
In connection with the collaboration with Amgen, in 2019, the Company applied for, and the HKEx granted, a waiver (the “Amgen Waiver”) from strict compliance with Rule 13.36(1) of the HK Listing Rules and the independent shareholder approval requirements set out in Chapter 14A of the HK Listing Rules in respect of the Connected Person Placing Authorization (as defined below).
In order to give the Company the flexibility to issue ordinary shares and/or ADSs to certain connected persons if and when appropriate and to comply with the HK Listing Rules, the Company proposes an ordinary resolution at the Annual Meeting to authorize the Company and its underwriters, in their sole discretion, to, in the Company’s securities offerings, allocate to Amgen, up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the General Mandate to Issue Shares set forth in Proposal 8 for a period of five years, which period will be subject to an extension on a rolling basis each year, subject to the following conditions (the “Connected Person Placing Authorization”):
1.
the Connected Person Placing Authorization and the shareholder approval of the General Mandate to Issue Shares are not interdependent in that our shareholders may approve the General Mandate to Issue Shares without approving the Connected Person Placing Authorization;

2.
Amgen shall abstain from voting on the Connected Person Placing Authorization;

3.
the Connected Person Placing Authorization is only valid to the extent Amgen individually holds less than 50% of the then- outstanding share capital of the Company;

4.
any securities issued to Amgen in an offering conducted pursuant to the General Mandate to Issue Shares shall be for cash consideration only and not as consideration for any acquisition;

5.
Amgen shall not be entitled to have representatives on the committee of the Board of Directors responsible for determining the specific pricing of any offering;

6.
apart from the potential pro rata allocation, Amgen will subscribe for securities on the same terms and conditions as all other placees in any offering and Amgen shall not be entitled to any preferential treatment with respect to any offering conducted;

7.
the Company will put forward Proposals 8 and 10 to its shareholders at each subsequent annual general meeting;

BeiGene 2025 Proxy Statement

Proposal 10. Connected Person Placing Authorization
8.
the Company shall disclose the Amgen Waiver in the proxy statement for each subsequent annual general meeting; and

9.
the Company remains listed on Nasdaq.

Proposal 10 is being submitted for shareholder approval as required by the HKEx and/or in compliance with the HK Listing Rules.
Subject to the conditions above, if the Connected Person Placing Authorization is approved at the Annual Meeting, the Company and its underwriters will be able to place, in the Company’s securities offerings, a pro rata amount of securities to Amgen in connection with issuances of the Company’s shares under a general mandate approved by the Company’s shareholders, during a five-year period after the Annual Meeting, with such five-year period subject to an extension on a rolling basis at each subsequent annual general meeting of shareholders of the Company. The Board of Directors does not have any current plan to issue any new shares to Amgen pursuant to the Connected Person Placing Authorization.
As of the March 31, 2025 (the “Latest Practicable Date”), Amgen had the following interests or short positions in the shares or underlying shares of the Company as recorded in the register required to be kept by the Company pursuant to Section 336 of the SFO. The beneficial ownership rules of the SFO and the HK Listing Rules differ from those of the SEC.
Name of Shareholder	Capacity / Nature of Interest	Number of Shares/ Underlying Shares	Approximate Percentage of Holding(1)
Amgen Inc.	Beneficial owner	246,269,426	17.55%

(1)
The calculation is based on the total number of 1,403,281,823 ordinary shares outstanding as of the Latest Practicable Date, which included ordinary shares issued to the depositary in exchange for a corresponding amount of ADSs for the purposes of ensuring that ADSs are readily available to satisfy the vesting of restricted share units and the exercise of share options from time to time.

Vote Required and Board of Directors’ Recommendation
Approval of Proposal 10 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting excluding Amgen, which is required to refrain or abstain from voting. Broker non-votes and abstentions with respect to Proposal 10 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Connected Person Placing Authorization.
BeiGene 2025 Proxy Statement

Proposal 11. Non-Binding, Advisory Vote on Executive Compensation
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are conducting a shareholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as a “say-on-pay” vote, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee, or our Company. Nevertheless, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. Based on the non-binding advisory vote regarding the frequency of future executive compensation advisory votes conducted at the 2024 annual general meeting, we currently intend to conduct this advisory vote annually until the next vote on the non-binding advisory frequency of such non-binding advisory votes, which will occur at our 2030 annual general meeting.
As described in detail in the section of this Proxy Statement titled “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success. The Board of Directors believes that our executive compensation program is well-tailored to retain and motivate key executives while recognizing the need to align the program with the interests of our shareholders and our “pay-for- performance” philosophy. We believe that philosophy is working given the Company’s performance in 2024, which is discussed in more detail in the “Executive Compensation — Compensation Discussion and Analysis” section. During 2024, we made significant progress on our business and operational goals, including the advancement of thirteen new molecular entities into the clinic and our rapid global revenue growth, among other things. We encourage our shareholders to read the “Executive Compensation — Compensation Discussion and Analysis” section as well as the table in the section below of this Proxy Statement titled “Executive Compensation — Summary Compensation Table” and other related compensation tables and narrative disclosures in this Proxy Statement, which describe our executive compensation philosophy, programs, and practices and the 2024 compensation of our named executive officers.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation but rather the overall compensation of our named executive officers and our executive compensation philosophy, programs, and practices as described in this Proxy Statement.
Accordingly, we ask our shareholders to vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, as described in this Proxy Statement.
Vote Required and Board of Directors’ Recommendation
Advisory approval of Proposal 11 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 11 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote. The say-on-pay vote is advisory and therefore not binding on the Board of Directors, the Compensation Committee or our Company. However, the Board of Directors and the Compensation Committee value the opinion of our shareholders, and to the extent there is a significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
The Board of Directors recommends that shareholders vote FOR approval, on a non-binding, advisory basis, of the compensation of our named executive officers.
BeiGene 2025 Proxy Statement

Proposal 12. Adjournment Proposal
General
If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve any one or more of Proposals 1 through 11, the chairman of the meeting may move to adjourn the Annual Meeting at that time in order to enable the Board of Directors to solicit additional proxies in favor of such proposal(s).
In the Adjournment Proposal, we are asking our shareholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve any one or more of Proposals 1 through 11. If our shareholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our shareholders that have previously voted. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies representing a sufficient number of votes to defeat any of Proposals 1 through 11, we could adjourn the Annual Meeting without a vote on such proposal(s) and seek to convince our shareholders to change their votes in favor of such proposal(s).
If it is necessary to adjourn the Annual Meeting, no notice of the adjournment or the business to be transacted at the adjourned meeting is required to be given to our shareholders, so long as the meeting is adjourned for less than 14 days. At the adjourned meeting, no business shall be transacted other than the business left unfinished at the meeting from which the adjournment took place.
Vote Required and Board of Directors’ Recommendation
Approval of Proposal 12 requires the favorable vote of a simple majority of the votes cast by the shareholders entitled to vote who are present in person or by proxy at the Annual Meeting. Broker non-votes and abstentions with respect to Proposal 12 will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the vote.
The Board of Directors recommends that shareholders vote FOR the approval of the Adjournment Proposal, if necessary, to solicit additional proxies.
BeiGene 2025 Proxy Statement

Transaction of Other Business
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting as of the date of this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the person(s) named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.
BeiGene 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding beneficial ownership of our share capital as of March 26, 2025 by:
●
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of any class of our voting securities;

●
each of our named executive officers;

●
each of our directors; and

●
all of our current executive officers and directors as a group.

Beneficial ownership set forth below is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities, except as otherwise provided. The beneficial ownership rules of the SEC differ from those of the SFO and the HK Listing Rules. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them.
The table lists applicable ownership based on 1,403,281,823 ordinary shares outstanding as of March 26, 2025 and also lists applicable percentage ownership. Any options to purchase ordinary shares that are exercisable and restricted share units (“RSUs”) that will vest within 60 day of March 26, 2025 are deemed to be beneficially owned by the persons holding these options and RSUs for the purpose of computing percentage ownership of such persons, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Beneficial ownership representing less than 1% is denoted with an asterisk (*).
Unless otherwise noted below, the address of each person listed on the table is: c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands.
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
5% or Greater Shareholders
Amgen Inc.(1)	246,269,426	17.55%
Entities affiliated with Baker Bros. Advisors LP(2)	115,565,023	8.23%
Entities affiliated with Capital International Investors(3)	103,421,157	7.37%
Entities affiliated with HHLR Advisors, Ltd.(4)	92,805,741	6.61%
Named Executive Officers and Directors
John V. Oyler(5)	69,080,907	4.86%
Dr. Xiaobin Wu(6)	3,302,819	*
Aaron Rosenberg	—	—
Julia Wang(7)	978,965	*
Dr. Lai Wang(8)	3,807,653	*
Chan Lee(9)	244,296	*
Dr. Olivier Brandicourt(10)	27,794	*
Dr. Margaret Dugan(11)	113,815	*
BeiGene 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned
Michael Goller(12)	453,232	*
Anthony C. Hooper(13)	183,885	*
Ranjeev Krishana(14)	453,232	*
Dr. Alessandro Riva(15)	113,815	*
Dr. Corazon (Corsee) D. Sanders(16)	136,500	*
Shalini Sharp	—	—
Dr. Xiaodong Wang(17)	16,506,247	1.17%
Qingqing Yi(18)	436,150	*
All Directors and Executive Officers as a Group (15 persons)	94,860,345	6.62%

(1)
Based solely on a Form 4 filed with the SEC by Amgen on September 13, 2021. The address of Amgen’s principal place of business is One Amgen Center Drive, Thousand Oaks, California 91320.

(2)
Based solely on a Form 4 jointly filed with the SEC by Baker Bros. Advisors LP (the “Baker Advisor”), 667, L.P., Baker Brothers Life Sciences LP (together with 667, L.P., the “Baker Funds”), Baker Bros. Advisors (GP) LLC (the “Baker GP”), Felix Baker and Julian Baker on February 28, 2025 in which they reported that they have shared voting power of 114,658,557 ordinary shares held in the form of ADSs, 93,394 ordinary shares and 813,072 ordinary shares issuable upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025. The Baker Advisor is the investment advisor to the Baker Funds and has sole voting and investment power with respect to the shares held by Baker Funds. The Baker GP is the sole general partner of the Baker Advisor. The managing members of the Baker GP are Julian Baker and Felix Baker. Julian Baker and Felix Baker disclaim beneficial ownership of all shares except to the extent of their pecuniary interest. The address for each of these entities is 860 Washington Street, 3rd Floor, New York, NY 10014.

(3)
Based solely on a Schedule 13G/A filed with the SEC by Capital International Investors (“CII”) on February 9, 2024 in which CII reported that it has sole voting power of 102,038,345 ordinary shares and sole dispositive power of 103,421,157 shares. CII is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The registered address of CII is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(4)
Based solely on a Schedule 13D/A jointly filed with the SEC by HHLR Advisors, Ltd. (“HHLR”) and Hillhouse Investment Management, Ltd. (“HIM”) on March 3, 2025 in which HHLR reported that it has shared voting power of 92,805,741 ordinary shares consisting of (i) 79,357,423 ordinary shares held by funds managed by HHLR, of which 3,771,300 ordinary shares are held in the form of 290,100 ADSs and (ii) 13,448,318 ordinary shares held by a fund managed by HIM, of which 13,445,978 ordinary shares are held in the form of 1,034,306 ADSs. The securities to which such Form 4 relates are held by HHLR Fund, L.P. (“HHLR Fund”), YHG Investment, L.P. (“YHG”), and BGN Holdings Limited (“BGN”). HHLR acts as the sole management company of HHLR Fund and the sole investment manager of YHG. HIM acts as the sole management company of Hillhouse Fund II, L.P. (“Fund II”). BGN is wholly owned by Fund II. The registered address of HHLR and HIM is Office #122, Windward 3 Building, Regatta Office Park, West Bay Road, Grand Cayman, Cayman Islands, KY1-9006.

(5)
Consists of (i) 4,936,747 ordinary shares held directly by Mr. Oyler; (ii) 9,545,000 ordinary shares held for the benefit of Mr. Oyler in a Roth IRA PENSCO trust account; (iii) 102,188 ordinary shares held by The John Oyler Legacy Trust, of which Mr. Oyler’s father is a trustee, for the benefit of his minor child, for which Mr. Oyler disclaims beneficial ownership; (iv) 7,722,480 ordinary shares held in a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (v) 28,204,115 ordinary shares held by Oyler Investment LLC, 99% of the limited liability company interest owned by a grantor retained annuity trust, of which Mr. Oyler’s father is a trustee, for which Mr. Oyler disclaims beneficial ownership; (vi) 481,533 ordinary shares held by the P&O Trust, the beneficiaries of which include Mr. Oyler’s minor child and others, for which Mr. Oyler disclaims beneficial ownership; (vii) 1,274,117 ordinary shares held by a private foundation of which Mr. Oyler, Victoria Pan and the other(s) serve as directors, for which Mr. Oyler disclaims beneficial

BeiGene 2025 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
ownership; and (viii) 16,814,727 ordinary shares issuable to Mr. Oyler upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.
(6)
Consists of (i) 554,983 ordinary shares held directly by Dr. Wu; (ii) 160,745 ordinary shares directly held by Dr. Wu in the form of ADSs; (iii) 52,000 ordinary shares directly held by Dr. Wu’s wife in the form of ADSs; and (iv) 2,535,091 ordinary shares issuable to Dr. Wu upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(7)
Consists of (i) 169,273 ordinary shares held directly by Ms. Wang; and (ii) 809,692 ordinary shares issuable to Ms. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(8)
Consists of (i) 575,692 ordinary shares held directly by Dr. Wang; (ii) 731,965 ordinary shares held directly by Wang Holdings LLC, the limited liability company interests of which are owned by Dr. Wang, his spouse and a trust created by Dr. Wang for the benefit of his spouse and children, for which Dr. Wang disclaims beneficial ownership; and (iii) 2,499,996 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(9)
Consists of (i) 650 ordinary shares held directly by Mr. Lee; and (ii) 243,646 ordinary shares issuable to Mr. Lee upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(10)
Consists of 27,794 ordinary shares issuable to Dr. Brandicourt upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(11)
Consists of (i) 29,614 ordinary shares held directly by Dr. Dugan; and (ii) 84,201 ordinary shares issuable to Dr. Dugan upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(12)
Consists of (i) 46,696 ordinary shares held directly by Mr. Goller; and (ii) 406,536 ordinary shares issuable to Mr. Goller upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(13)
Consists of (i) 24,492 ordinary shares directly held by Mr. Hooper; and (ii) 159,393 ordinary shares issuable to Mr. Hooper upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(14)
Consists of (i) 46,696 ordinary shares held directly by Mr. Krishana; and (ii) 406,536 ordinary shares issuable to Mr. Krishana upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(15)
Consists of (i) 29,614 ordinary shares held directly by Dr. Riva; and (ii) 84,201 ordinary shares issuable to Dr. Riva upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(16)
Consists of (i) 29,900 ordinary shares held directly by Dr. Sanders and (ii) 106,600 ordinary shares issuable to Dr. Sanders upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(17)
Consists of (i) 4,856,986 ordinary shares held directly by Dr. Wang; (ii) 50 ordinary shares held by Dr. Wang’s spouse; (iii) 3,953,100 ordinary shares held by Wang Investment LLC, of which 99% of the limited liability company interest is owned by two grantor retained annuity trusts, of which Dr. Wang’s wife is a trustee, for which Dr. Wang disclaims beneficial ownership; (iv) 1,025,063 ordinary shares held by a family trust, the beneficiaries of which are Dr. Wang’s family members, for which Dr. Wang disclaims beneficial ownership; and (v) 6,671,048 ordinary shares issuable to Dr. Wang upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

(18)
Consists of (i) 29,614 ordinary shares held directly by Mr. Yi; and (ii) 406,536 ordinary shares issuable to Mr. Yi upon exercise of share options exercisable or RSUs vesting within 60 days after March 26, 2025.

BeiGene 2025 Proxy Statement

Executive Officers
The following table sets forth the name, age and position of each of our executive officers as of March 26, 2025:
Name	Age	Position(s)
John V. Oyler	56	Co-Founder, Chairman and Chief Executive Officer
Dr. Xiaobin Wu	63	President, Chief Operating Officer and General Manager, China
Aaron Rosenberg	48	Chief Financial Officer
Dr. Lai Wang	48	Global Head of R&D
Chan Lee	57	Senior Vice President, General Counsel
Please refer to “Proposals 1 – 5. Election of Directors” above for information about our Co-Founder, Chairman and Chief Executive Officer, John V. Oyler. Biographical information for our other executive officers, as of March 26, 2025, is set forth below.
Dr. Xiaobin Wu
President, Chief Operating Officer and General Manager, China of BeiGene, Ltd.
Age: 63 Key Executive Since: Apr. 2018
Experience:
2021 – Present:	BeiGene, Ltd. (Chief Operating Officer)
2018 – Present:	BeiGene, Ltd. (President and General Manager, China)
Prior:
Pfizer China (Country Manager)
Pfizer Essential Health, Greater China Region (Regional President)
Wyeth China and Hong Kong (President and Managing Director)
Bayer Healthcare, China (General Manager)
Bayer, Germany (Sales and Marketing)
China National Association of Industry & Commerce (Vice Chairman Pharmaceutical Chamber of Commerce)
Research Center of National Drug Policy and Ecosystem of China Pharmaceutical University (Research Fellow)
Pharmaceutical Association Committee, China (Vice Chairman)

Qualifications: Dr. Wu earned a Ph.D. in Biochemistry and Pharmacology and a Diploma in Biology in April 1993 and January 1990, respectively, from the University of Konstanz in Germany.
BeiGene 2025 Proxy Statement

Executive Officers
Aaron Rosenberg
Chief Financial Officer of BeiGene, Ltd.
Age: 48 Key Executive Since: Jul. 2024
Experience:
2024 – Present:	BeiGene, Ltd. (Chief Financial Officer)
2021 – 2024:	Merck & Co., Inc. (Senior Vice President and Corporate Treasurer)
2018 – 2021:	Merck & Co., Inc. (Senior Vice President of Corporate Strategy and Planning)
Prior:	Merck Animal Health (Vice President and Finance Lead)
Qualifications: Mr. Rosenberg received his B.S. in Finance from the University of Florida and an MBA from the New York University.
Dr. Lai Wang
Global Head of R&D of BeiGene, Ltd.
Age: 48 Key Executive Since: Apr. 2021
Experience:
2011 – Present:	BeiGene, Ltd. (Global Head of R&D since 2021)
Prior:	Joyant Pharmaceuticals (Director of Research)
Qualifications: Dr. Wang received his B.S. from Fudan University in 1996 and a Ph.D. from the University of Texas Health Science Center at San Antonio in 2001.
BeiGene 2025 Proxy Statement

Executive Officers
Chan Lee
Senior Vice President, General Counsel of BeiGene, Ltd.
Age: 57 Key Executive Since: Jun. 2023
Experience:
2022 – Present:	BeiGene, Ltd. (Senior Vice President, General Counsel)
2016 – 2022:	Sanofi SA (General Counsel North America, Head of Legal for General Medicines Global Business)
Prior:	Pfizer Inc. (Chief Counsel Innovative Health Global Business, Chief Counsel Vaccines, Oncology and Consumer Health Global Business and Assistant General Counsel for Asia)
Qualifications: Mr. Lee earned his B.S. in Applied Economics from Cornell University and a J.D. from the University of California at Berkeley.
BeiGene 2025 Proxy Statement

Certain Relationships and Related-Party Transactions
Other than compensation arrangements, we describe below any transactions and series of similar transactions, since January 1, 2024 to which we were a party or will be a party, in which:
●
the amounts involved exceeded or will exceed US$120,000; and

●
any of our directors, executive officers or holders of more than 5% of our share capital, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

We have a written related party transactions policy adopted in accordance with the rules of the SEC that requires transactions between us and any director, executive officer, holder of 5% or more of any class of our capital shares or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than US$120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.
We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. Compensation arrangements for our directors and named executive officers are described in the sections of this Proxy Statement titled “Director Compensation” and “Executive Compensation.”
Amgen
Collaboration Agreement
On October 31, 2019, our wholly-owned subsidiary, BeiGene Switzerland GmbH (“BeiGene Switzerland”), entered into a Collaboration Agreement with Amgen, which became effective on January 2, 2020 (the “Collaboration Agreement”). Pursuant to the Collaboration Agreement, we are responsible for commercializing Amgen’s oncology products XGEVA® (denosumab), BLINCYTO® (blinatumomab), and KYPROLIS® (carfilzomib) in China (excluding Hong Kong, Macao and Taiwan) for a period of five or seven years following each product’s regulatory approval in China, with the commercialization period for XGEVA® commencing following the transition of operational responsibilities for the product. In addition, we have the option to retain one of the three products to commercialize for as long as the product is sold in China. The parties have agreed to equally share profits and losses for the products in China during each product’s commercialization period. After expiration of the commercialization period for each product, the products not retained will be transitioned back to Amgen, and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in China of each product for an additional five years.
Additionally, pursuant to the Collaboration Agreement, we and Amgen have agreed to collaborate on the global development and commercialization of a portfolio of Amgen clinical- and late-preclinical-stage oncology pipeline products. Starting from the commencement of the Collaboration Agreement, we and Amgen will co-fund global development costs, with BeiGene Switzerland contributing up to US$1.25 billion worth of development services and cash over the term of the collaboration. We will be eligible to receive tiered mid-single digit royalties on net sales of each product globally outside of China on a product-by-product and country-by- country basis, until the latest of the expiration of the last valid patent claim, the expiration of regulatory exclusivity, or the earlier of eight years after the first commercial sale of such product in the country of sale and 20 years from the date of first commercial sale of such product anywhere in the world.
BeiGene 2025 Proxy Statement

Certain Relationships and Related-Party Transactions
For each pipeline product that is approved in China, we will have the right to commercialize the product for seven years, with the parties sharing profits and losses for the product in China equally. In addition, we will have the right to retain approximately one of every three approved products, up to a total of six, to commercialize for as long as each such product is sold in China. After the expiration of the seven-year commercialization period, each product will be transitioned back to Amgen, and we will be eligible to receive tiered mid-single to low-double digit royalties on net sales in China for an additional five years. The parties are subject to specified exclusivity requirements in China and the rest of the world.
In connection with our ongoing assessment of the Collaboration Agreement cost-share contributions, we determined that our further investment in the development of LUMAKRAS (sotorasib) (“AMG 510”) was no longer commercially viable for BeiGene. As a result, in February 2023, we entered into an amendment to the Collaboration Agreement to (i) stop sharing costs with Amgen for the further development of AMG 510 during the period starting January 1, 2023 and ending August 31, 2023; and (ii) cooperate in good faith to prepare a transition plan with the anticipated termination of AMG 510 from the Collaboration Agreement.
BeiGene, Ltd. has guaranteed certain obligations of BeiGene Switzerland under the Collaboration Agreement pursuant to the terms of a separate Guarantee Agreement, and the Collaboration Agreement provides that each party may perform the activities designated to it by itself or through any of its affiliates.
The Collaboration Agreement contains customary representations, warranties and covenants by the parties. The agreement will continue in effect on a product-by-product basis unless terminated by either party pursuant to its terms. The agreement may be terminated by mutual written consent of the parties, or by either party upon the other party’s uncured material breach, insolvency, failure to comply with specified compliance provisions, or subject to a specified negotiation mechanism, certain adverse economic impacts or the failure to meet commercial objectives. In addition, Amgen may terminate the agreement with respect to a pipeline product in the event that it suspends development of such pipeline product on specified terms, subject to the parties determining whether to continue development of the pipeline product in China.
Share Purchase Agreement
In connection with the Collaboration Agreement, pursuant to a Share Purchase Agreement dated October 31, 2019, by and between the Company and Amgen (as amended, the “Share Purchase Agreement”), we issued 206,635,013 ordinary shares in the form of 15,895,001 ADSs on January 2, 2020, representing approximately 20.5% of our then outstanding shares to Amgen, for an aggregate purchase price of US$2.78 billion, or US$13.45 per ordinary share, or US$174.85 per ADS.
Pursuant to the Share Purchase Agreement, Amgen agreed to (i) a lock-up on sales of its shares of BeiGene, Ltd., (ii) a standstill until the date on which it holds less than 5% of our then outstanding shares, and (iii) a voting agreement to vote its shares on certain matters presented for shareholder approval until the later of (a) the fifth anniversary of the closing ( January 2, 2025) and (b) the expiration of the standstill period, all under specified circumstances and as set forth in the agreement. Following the later of (i) the expiration of the lock-up period and (ii) the expiration of the standstill period, Amgen has agreed not to sell shares representing more than 5% of our then outstanding shares in any rolling 12-month period. The lock-up has since expired and under the terms of the Share Purchase Agreement, Amgen now has specified registration rights. Additionally, we have agreed to use reasonable best efforts to provide Amgen with an opportunity to participate in subsequent new securities offerings upon the same terms and conditions as other purchasers in the offering in an amount needed to allow Amgen to hold up to 20.6% of our shares, subject to applicable law and HKEx rules and other specified conditions.
On March 17, 2020, BeiGene, Ltd. and Amgen entered into an Amendment No. 2 to the Share Purchase Agreement in order to account for periodic dilution from the issuance of shares by us, which agreement was restated in its entirety on September 24, 2020 (the “Restated Second Amendment”). Pursuant to the Restated Second Amendment, Amgen had an option (the “Direct Purchase Option”) to subscribe for additional ADSs in an amount necessary to enable it to increase (and subsequently maintain) its ownership at approximately 20.6% of our outstanding shares. The Direct Purchase Option was exercisable on a monthly basis, but only if Amgen’s interest in our outstanding shares at the monthly reference date was less than 20.4%. The Direct Purchase Option (i) was exercisable by Amgen
BeiGene 2025 Proxy Statement

Certain Relationships and Related-Party Transactions
solely as a result of dilution arising from issuance of new shares by us under our equity incentive plans from time to time, and (ii) was subject to annual approval by our independent shareholders each year during the term of the Restated Second Amendment. The exercise period of the Direct Purchase Option commenced on December 1, 2020 and terminated on December 1, 2023.
On January 30, 2023, BeiGene, Ltd. and Amgen entered into an Amendment No. 3 to the Share Purchase Agreement, pursuant to which Amgen elected to relinquish its right to appoint a designated director to the Company’s board of directors on account of the Company’s global growth. Anthony C. Hooper, who was Amgen’s director designee, was most recently re-elected by shareholders in 2022 to serve a three-year term ending at this annual general meeting.
Sublease Agreement
On January 17, 2025, our wholly-owned subsidiary, BeiGene US Holdings, LLC, entered into a sublease agreement with ChemoCentryx, Inc., an affiliate of Amgen, to lease property in San Carlos, California, for the establishment of additional research facilities and office space in the U.S. The lease term will expire on February 27, 2031, unless terminated earlier. The base rent, subject to abatement provisions, is US$199,280 per month. BeiGene, Ltd. has provided a guarantee for all payments due under the sublease.
Based solely on a Form 4 filed by Amgen on September 13, 2021, Amgen owns approximately 17.55% of the Company’s outstanding share capital as of March 26, 2025.
Luye License Agreement
In December 2022, we entered into an exclusive license agreement with Shandong Luye Pharmaceutical Co., Ltd. (“Luye”) to develop (exclusive of indications for which Luye has submitted the drug marketing authorization application to the China National Medical Products Administration) and commercialize BAITUOWEI®, the world’s first and only approved microsphere formulation of Goserelin, in mainland China. Under the terms of the agreement, BeiGene paid Luye an upfront license payment of US$48,665,000, exclusive of VAT, and a prepayment of US$30,000,000 to be applied toward future supply purchases in December 2022. Luye is also eligible to receive future milestone payments upon achievement of certain regulatory milestones, as well as tiered royalties on net sales. Luye may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Investment Management, Ltd. and related entities being a significant shareholder of both BeiGene and Luye.
Shanghai Campus Agreements
In August 2023, our wholly-owned subsidiary, BeiGene (Hong Kong) Co., Limited (“BeiGene HK”), entered into a subscription and shareholders’ agreement with GaoYue Centurion II Holdings Limited (“Cayman Gaoyue”) whereby BeiGene HK and Cayman Gaoyue entered into a joint venture through BeiGene Shanghai, whereby BeiGene HK and Cayman Gaoyue may bid together on and acquire certain properties. BeiGene HK owns 95% of BeiGene Shanghai while Cayman Gaoyue owns 5%. The Company’s total capital contribution to BeiGene Shanghai amounted to US$57,000,000, while Cayman Gaoyue contributed US$3,000,000. Cayman Gaoyue may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeiGene and Cayman Gaoyue.
In July 2023, we entered into a service agreement with Shanghai Gaoyue Management Consulting Co., Ltd. (“Shanghai Gaoyue”) pursuant to which Shanghai Gaoyue, jointly with an independent third-party contractor, Lendlease, agreed to provide certain construction project due diligence and project management services. Under the terms of the agreement, BeiGene will pay Shanghai Gaoyue RMB 3,660,000 for such services. On April 10, 2024, the parties entered into an extension agreement, effective as of February 1, 2024, to extend the service term under the service agreement from February 1, 2024 to September 30, 2024, pursuant which BeiGene will pay an additional fee of RMB 1,395,940 for the services provided within the extended term. Shanghai Gaoyue may be deemed to be a related party under Item 404 of Reg. S-K due to Hillhouse Capital Management, Ltd. and related entities being a significant shareholder of both BeiGene and Shanghai Gaoyue.
BeiGene 2025 Proxy Statement

Certain Relationships and Related-Party Transactions
Consulting Agreement
Dr. Xiaodong Wang, our Co-Founder, Chair of our Scientific Advisory Board and director, has been providing scientific and strategic advisory services to us since our founding in 2010. We initially entered into a consulting agreement with Dr. Wang for a term of three years in 2018. On February 24, 2021, we entered into a new consulting agreement on substantially the same terms and conditions (the “2021 Consulting Agreement”) for services to be performed during the period starting on January 1, 2021 and ending on December 31, 2023. On December 7, 2023 we entered into a new consulting agreement (the “2023 Consulting Agreement”) with Dr. Wang, effective January 1, 2024 through December 31, 2026 with substantially the same terms as the 2021 Consulting Agreement.
Dr. Wang’s consulting services include leading our Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2024, Dr. Wang:
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Provided strategic advice to our CEO, President and COO and Global Head of R&D as well as other members of our senior management team in the significant expansion of our global operations, R&D pipeline and commercial portfolio;

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Provided strategic consultation on key regulatory filings;

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Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

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Provided strategic direction to assist in the continued development of our commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey; and

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Assisted in the identification and progression of several business development opportunities and engaged in several investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s international stature in scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
Under the Consulting Agreement, Dr. Wang is entitled to an annual fixed consulting fee of US$100,000 (subject to review and adjustments by the Board of Directors from time to time) and such additional compensation, which, if any, shall be determined in our sole discretion, subject to compliance with the requirements of the applicable stock exchange listing rules. In recognition of his significant contributions to our Company, in fiscal year 2024, we granted Dr. Wang a cash bonus in the amount of US$150,000 to be paid in 2025, an option to purchase 410,657 ordinary shares that had a grant date fair value of US$2,666,642 and an award of RSUs for 108,992 ordinary shares with a grant date fair value of US$1,333,308. As of December 31, 2024, the aggregate number of ordinary shares subject to options held by Dr. Wang was 9,035,722 shares and subject to RSUs held by Dr. Wang was 225,173 shares.
Pi Health Agreements
In March 2024, BeiGene, Ltd. completed the divestiture of Pi Health, Ltd. and its subsidiaries to Pi Health Inc. (“Pi Health”) in exchange for a majority of the preferred shares in Pi Health and in connection with Pi Health’s Series A funding. Pi Health is a global health technology and clinical research company which has developed front-end interoperable capture software (“FICS”), a digital network that connects life science sponsors and clinical trial sites by automating manual processes for data capture. In November 2023, BeOne Medicines USA, Inc. (formerly BeiGene USA, Inc.) entered into a master services agreement and subsequently two related statements of work as well as a subscription agreement with Pi Health, in exchange for Pi Health providing (i) implementation services surrounding FICS and a subscription to the FICS platform, and (ii) clinical trial and engineering services. Under these agreements,
BeiGene 2025 Proxy Statement

Certain Relationships and Related-Party Transactions
BeiGene has agreed to pay Pi Health payments totaling US$52,000,000 distributed over various quarterly and annual payments throughout the next five years.
From January 15, 2024, BeOne Medicines USA, Inc. received certain clinical and regulatory services including access to a clinic-regulatory information platform from Pi Health, Ltd. and after the divestiture from Pi Health USA, LLC, a subsidiary of Pi Health, and on September 27, 2024, BeOne Medicines USA, Inc. and Pi Health USA, LLC entered into a subscription and services agreement for an initial term of three years and an annual fee of US$300,000. Mr. John V. Oyler, BeiGene’s Co-Founder, Chairman and Chief Executive Officer, holds less than 10% of the shares of Pi Health Inc.
Employment Agreements
For more information regarding employment agreements with our named executive officers, see “Executive Compensation — Employment Agreements with Our Named Executive Officers.”
Indemnification Agreements
Cayman Islands law does not limit the extent to which a company’s articles of association may provide indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as providing indemnification against civil fraud or the consequences of committing a crime. Our articles provide that each officer or director shall be indemnified out of assets of our Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such directors or officer, other than by reason of such person’s dishonesty, willful default or fraud, in or about the conduct of our Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such director or officer in defending (whether successfully or otherwise) any civil proceedings concerning our Company or its affairs in any court whether in the Cayman Islands or elsewhere.
In addition, we have entered into indemnification agreements to indemnify our directors and executive officers that will provide such persons with additional indemnification beyond that provided in our articles. These agreements, among other things, indemnify our directors and executive officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or executive officer.
Registration Rights
On November 16, 2016, we entered into a registration rights agreement with 667, L.P., Baker Brothers Life Sciences, L.P. and 14159, L.P. (the “Baker Entities”), Hillhouse BGN Holdings Limited, HHLR Fund, L.P. (formerly known as Gaoling Fund, L.P.) and YHG Investment, L.P. (the “Hillhouse Entities”), (each an “Investor” and collectively, the “Investors”), all of which were existing shareholders. The registration rights agreement provides that, subject to certain limitations, if at any time and from time to time, the Investors demand that we register our ordinary shares and any other securities held by the Investors at the time any such demand is made on a Registration Statement on Form S-3 for resale under the Securities Act of 1933, as amended (the “Securities Act”), we would be obligated to effectuate such registration. Our registration obligations under the registration rights agreement continue in effect for up to four years and include our obligation to facilitate certain underwritten public offerings of our ordinary shares or ADSs by the Investors in the future. The registration rights agreement also requires us to pay expenses relating to such registrations and indemnify the Investors against certain liabilities. On December 1, 2020, we and the Investors entered into an Amendment No.1 to the Registration Rights Agreement, effective December 31, 2020, pursuant to which our registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2023. On May 3, 2023, we and the Investors entered into an Amendment No. 2 to the Registration Rights Agreement, effective as of the execution date, pursuant to which our registration obligations under the Registration Rights Agreement will continue in effect for up to another three years, until December 31, 2026. Pursuant to the foregoing registration rights agreements, on May 9, 2023,
BeiGene 2025 Proxy Statement

Certain Relationships and Related-Party Transactions
we filed a registration statement on Form S-3 with the SEC on behalf of certain shareholders, registering 298,738,765 ordinary shares, including 222,835,028 ordinary shares in the form of 17,141,156 ADSs to be resold by the selling shareholders identified therein and in any related prospectus supplement from time to time.
Pursuant to the Share Purchase Agreement dated October 31, 2019, as amended, by and between us and Amgen, Amgen has specified registration rights. Following demand by Amgen at any time, we shall, subject to certain limits as specified under the Share Purchase Agreement, file with the SEC a Registration Statement on Form S-3 (except if we are not then eligible to register for resale the registrable shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act) covering the resale of the registrable shares of Amgen. In addition, subject to certain exceptions, where we propose to register any of our ordinary shares or ADSs under the Securities Act for sale to the public, we have agreed to give notice to Amgen of our intention to do so and, upon the request of Amgen, use our reasonable best efforts to cause all the registrable shares of Amgen to be registered in connection therewith, under specified circumstances as set forth in the Share Purchase Agreement.
BeiGene 2025 Proxy Statement

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee has at any time been an officer or employee of the Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Board of Directors or the Compensation Committee.
BeiGene 2025 Proxy Statement

Corporate Governance
Composition of The Board of Directors
The Board of Directors currently consists of 11 members. We are not subject to any contractual obligations regarding the election of our directors. Our Nominating and Corporate Governance Committee and Board of Directors may consider a broad range of factors relating to the qualifications and background of nominees, which may include among other characteristics, the expertise, industry and regional experience, social background, tenure on the Board, stances and other distinctions of board members and nominees. We have adopted a written policy regarding composition that is described below. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our Company through his or her established record of professional accomplishment, the depth and breadth of business experience and other background characteristics. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.
Our articles allow our shareholders holding in aggregate not less than one-tenth of the voting rights of issued shares and entitled to vote at general meetings to requisition an extraordinary general meeting of our shareholders. In the event that such a meeting is called, our articles provide that (1) the shareholders requisitioning a general meeting of shareholders may put forward resolutions to appoint or remove directors (with or without cause), and (2) at that meeting so convened the affirmative vote of a simple majority of the issued shares as of the applicable record date shall be required to approve the appointment or removal of directors. Additionally, our articles provide that any vacancy on the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of our directors then in office.
In accordance with the terms of our articles, the Board of Directors is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of shareholders in the year in which their term expires.
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Our Class I directors are Dr. Margaret Dugan, John V. Oyler and Dr. Alessandro Riva;

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Our Class II directors are Dr. Olivier Brandicourt, Michael Goller and Dr. Corazon (Corsee) D. Sanders; and

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Our Class III directors are Anthony C. Hooper, Ranjeev Krishana, Shalini Sharp, Dr. Xiaodong Wang and Qingqing Yi.

Our articles provide that the authorized number of directors may be changed only by ordinary resolution of the shareholders if the number of directors is reduced to less than three. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one-third of the Board of Directors.
Board and Committee Matters
The Board of Directors has determined that all members of the Board of Directors, except Mr. John V. Oyler and Dr. Xiaodong Wang, are independent, as determined in accordance with Nasdaq rules and in accordance with the HK Listing Rules. In making this independence determination, the Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our share capital by each non-employee director. In considering the independence of the directors listed above, the Board of Directors considered the association of our directors with the holders of more than 5% of our share capital. We expect that the composition and functioning of the Board of Directors and each of our committees will continue to comply with all applicable listing requirements of Nasdaq, the rules and regulations of the SEC and the HK Listing Rules. There are no family relationships among any of our directors or executive officers.
BeiGene 2025 Proxy Statement

Corporate Governance
Corporate Governance
We have adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.” If we make any substantive amendments to, or grant any waivers from, the code of conduct for any officer, we will disclose the nature of such amendment or waiver on our website at www.beigene.com or in a Current Report on Form 8-K.
The inclusion of our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Board Meetings and Committees
The Board of Directors held eight meetings during 2024. The directors ordinarily hold executive sessions at regularly scheduled meetings of the Board of Directors. During 2024, each of the directors then in office attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. Directors and director nominees are encouraged to attend the annual general meeting of shareholders, barring significant commitments or special circumstances. All our then-serving directors attended our 2024 annual general meeting of shareholders, except for Dr. Corazon (Corsee) D. Sanders who had an unavoidable conflict during our 2024 annual general meeting.
During 2024, the Board of Directors had five standing committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Scientific Advisory Committee, and Commercial and Medical Affairs Advisory Committee.
Audit Committee
Dr. Olivier Brandicourt, Mr. Anthony C. Hooper, Dr. Corazon (Corsee) D. Sanders and Ms. Shalini Sharp currently serve on the Audit Committee, which is chaired by Ms. Shalini Sharp. The Board of Directors has determined that each member of the Audit Committee is “independent” for Audit Committee purposes as that term is defined in the rules of the SEC and Nasdaq. The Board of Directors has designated Mr. Anthony C. Hooper and Ms. Shalini Sharp each as an “audit committee financial expert” as defined in SEC rules. The Audit Committee’s responsibilities include:
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appointing, approving the compensation of, and assessing the independence of our reporting accounting firms;

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approving auditing and permissible non-audit services, and the terms of such services, to be provided by our reporting accounting firms;

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reviewing the internal audit plan with the reporting accounting firms and members of management responsible for preparing our financial statements;

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reviewing and discussing with management and the reporting accounting firms our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

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reviewing the adequacy of our internal control over financial reporting;

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establishing policies and procedures for the receipt and retention of financial and accounting-related complaints and concerns;

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recommending, based upon the Audit Committee’s review and discussions with management and the reporting accounting firms, whether our audited financial statements shall be included in our Annual Report on Form 10-K filed with the SEC and our annual results announcement filed with the HKEx;

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monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

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preparing the Audit Committee report required by the SEC rules to be included in our annual proxy statement;

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reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

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reviewing our earnings releases and unaudited financial statements to be included in our quarterly and interim filings with the SEC and HKEx.

The Audit Committee held 14 meetings during 2024. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC, Nasdaq and the HKEx. A copy of the Audit Committee charter is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Compensation Committee
Dr. Margaret Dugan, Mr. Ranjeev Krishana and Mr. Qingqing Yi currently serve on the Compensation Committee, which is chaired by Dr. Margaret Dugan. The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined in the rules of Nasdaq and the HKEx. The Compensation Committee’s responsibilities include:
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annually reviewing and recommending to the Board of Directors for approval the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and Chief Financial Officer;

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evaluating the performance of our Chief Executive Officer and Chief Financial Officer in light of such corporate goals and objectives and recommending to the Board of Directors for approval their compensation based on that evaluation;

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determining and approving the compensation of our other executive officers and key officers;

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developing and implementing our overall management compensation and policy to align the interests of management with our shareholders’;

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overseeing and administering our compensation and similar plans;

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evaluating and assessing potential current compensation advisors in accordance with the independence standards identified in Nasdaq rules;

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retaining and approving the compensation of any compensation advisors;

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reviewing and recommending to the Board of Directors our policies and procedures for the grant of equity-based awards;

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reviewing and making recommendations to the Board of Directors with respect to director compensation;

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preparing the compensation committee report required by SEC rules to be included in our annual proxy statement; and

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reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K.

The Compensation Committee held eight meetings during 2024. The Compensation Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Nominating and Corporate Governance Committee
Mr. Michael Goller, Mr. Anthony C. Hooper, Dr. Alessandro Riva and Ms. Shalini Sharp currently serve on the Nominating and Corporate Governance Committee, which is chaired by Mr. Anthony C. Hooper. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined in Nasdaq rules. The Nominating and Corporate Governance Committee’s responsibilities include:
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developing and recommending to the Board of Directors criteria for board and committee membership;

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Corporate Governance
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establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by shareholders;

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identifying individuals qualified to become members of the Board of Directors;

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recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

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developing and recommending to the Board of Directors a set of corporate governance guidelines;

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overseeing the evaluation of the Board of Directors and management; and

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reviewing and discussing with the Board of Directors corporate succession plans for the Chief Executive Officer and other key officers.

The Nominating and Corporate Governance Committee held two meetings during 2024. The Nominating and Corporate Governance Committee operates pursuant to a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Scientific Advisory Committee
Dr. Margaret Dugan, Mr. Michael Goller, Dr. Alessandro Riva, Dr. Corazon (Corsee) D. Sanders, Dr. Xiaodong Wang and Mr. Qingqing Yi currently serve on the Scientific Advisory Committee, which is co-chaired by Dr. Alessandro Riva and Dr. Xiaodong Wang. The Scientific Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s research and development plans and programs;

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in setting and evaluating any research or development performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key scientific and technical personnel and the depth and breadth of the Company’s scientific resources.

The Scientific Advisory Committee held four meetings during 2024. The Scientific Advisory Committee operates under a written charter adopted by the Board of Directors, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Commercial and Medical Affairs Advisory Committee
Dr. Olivier Brandicourt, Dr. Margaret Dugan, Mr. Anthony C. Hooper, Mr. Ranjeev Krishana and Dr. Corazon (Corsee) D. Sanders currently serve on the Commercial and Medical Affairs Advisory Committee, which is chaired by Mr. Anthony C. Hooper. The Commercial and Medical Affairs Advisory Committee’s responsibilities include:
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receiving and discussing reports from management regarding the Company’s commercial strategy and plans and competitiveness of the Company’s commercial programs;

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receiving and discussing reports from management regarding the Company’s medical affairs strategy and plans and competitiveness of the Company’s medical affairs programs;

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in setting and evaluating any commercial and medical affairs performance goals under the Company’s incentive compensation programs; and

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assisting, to the extent it deems helpful, the Board of Directors and the Compensation Committee in assessing the capabilities of and evaluating the performance of the Company’s key commercial and medical affairs personnel and the depth and breadth of the Company’s commercial and medical affairs resources.

The Commercial and Medical Affairs Advisory Committee held four meetings during 2024. The Commercial and Medical Affairs Advisory Committee operates under a written charter adopted by the Board of Directors, which is
BeiGene 2025 Proxy Statement

Corporate Governance
available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Board Composition Policy
We adopted a board composition policy (the “Composition Policy”) to set out the Company’s approach to the composition of our Board of Directors. Pursuant to the Composition Policy, our Nominating and Corporate Governance Committee will review annually the structure, size and composition of the Board of Directors and, where appropriate, make recommendations on changes to the Board of Directors. In reviewing the Board of Directors’ composition, our Nominating and Corporate Governance Committee will consider, among other characteristics, the expertise, industry and regional experience, social background, tenure on the Board, stances and other distinctions of board members and nominees. The Composition Policy further provides that our Nominating and Corporate Governance Committee will discuss and, where necessary, agree on measurable objectives for achieving the right balance of varied skillsets and viewpoints on the Board of Directors and recommend them to the Board of Directors for adoption. The Board of Directors intends to rate its composition against the factors identified above and to recruit a director or directors to address any factors that could bear improvement. The Composition Policy is available on our website at www.beigene.com under “Investors — Nasdaq Investors —  Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Director Nominations
The Board of Directors will consider and approve from time to time the criteria that it deems necessary or advisable for director candidates. The Board of Directors has full authority to modify such criteria as it deems necessary or advisable. The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for developing and recommending to the Board of Directors for its consideration and approval criteria for director candidates. The Company has adopted policies and procedures for director candidates. The Board of Directors may, however, rescind its delegation and assume the responsibilities it previously delegated to the Nominating and Corporate Governance Committee.
The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility to identify candidates for nomination to the Board of Directors (including candidates to fill vacancies) and assessing their qualifications in light of the policies and principles in our Corporate Governance Guidelines, the Board Composition Policy and the Committee’s charter. The Nominating and Corporate Governance Committee will recommend director candidates for the Board of Directors’ consideration and review the candidates’ qualifications with the Board of Directors. The Board of Directors retains the authority to nominate a candidate for election by the shareholders as a director and to fill vacancies. From time to time, the Nominating and Corporate Governance Committee utilizes third-party search firms to identify director candidates. In 2024, the Nominating and Corporate Governance Committee did not engage a third party search firm to identify director candidates. In identifying director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances it deems appropriate, including, among other things, the skills of the candidate, his or her depth and breadth of business experience and other background characteristics, his or her independence and the needs of the Board of Directors.
Our Nominating and Corporate Governance Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board of Directors. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, as set forth in the Board Composition Policy. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our shareholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business, understanding of the competitive landscape, and professional and personal experiences and relevant expertise.
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Corporate Governance
Director Nominations by Shareholders
Any shareholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee should provide the following information within the timeframe set forth by our articles and SEC rules to BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attention: Secretary: (a) the name and address of record of the shareholder; (b) a representation that the shareholder is a record holder of our securities or, if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act; (c) the candidate’s name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the past five years; (d) a description of the qualifications and background of the candidate that addresses the criteria for board membership approved by the Board of Directors; (e) a description of all arrangements or understandings between the shareholder and the candidate; (f) the consent of the candidate (i) to be named in the proxy statement for our next general meeting and (ii) to serve as a director if elected at that meeting; and (g) and any other information regarding the candidate that is required to be included in a proxy statement filed pursuant to SEC rules and HK Listing Rules. The Nominating and Corporate Governance Committee may seek further information from or about the shareholder making the recommendation, the candidate, or any such other beneficial owner, including information about all business and other relationships between the candidate and the shareholder and between the candidate and any such other beneficial owner. However, following the completion of our proposed Continuation, all such information with respect to director nominations by shareholders should be sent to us at Aeschengraben 27, 21st Floor, 4051 Basel, Switzerland, Attention: Secretary.
Shareholder Communications
The Board of Directors provides to every shareholder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of Directors through an established process for shareholder communication. For a shareholder communication directed to the Board of Directors as a whole, shareholders may send such communication to the attention of our Secretary via Regular Mail or Expedited Delivery Service to: BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attn.: Board of Directors c/o Secretary. However, following the completion of our proposed Continuation, all shareholder communication should be sent to us at Aeschengraben 27, 21st Floor, 4051 Basel, Switzerland, Attention: Board of Directors c/o Secretary.
For a shareholder communication directed to an individual director in his or her capacity as a member of the Board of Directors, shareholders may send such communication to the attention of the individual director via Regular Mail or Expedited Delivery Service to: BeiGene, Ltd., c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, Attn.: [Name of Individual Director]. However, following the completion of our proposed Continuation, all shareholder communication should be sent to us at Aeschengraben 27, 21st Floor, 4051 Basel, Switzerland, Attention: [Name of Individual Director].
Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements. The Board of Directors has adopted a Securityholder Communications Policy, which is available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors — Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
Board Leadership Structure and Role in Risk Oversight
Our Chief Executive Officer, Mr. John V. Oyler, is the Chairman of the Board of Directors. The Board of Directors believes that Mr. Oyler is the director best suited to identify strategic opportunities and focus the efforts of the Board of Directors due to his extensive understanding of our business as a founder and our Chief Executive Officer. The
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Corporate Governance
Board of Directors also believes that the combined role of Chairman and Chief Executive Officer can promote the effective execution of strategic initiatives and facilitate the flow of information between management and the Board of Directors.
Our Corporate Governance Guidelines provide that if the same person holds the Chairman and Chief Executive Officer roles or if the Chairman does not otherwise qualify as independent, the independent directors may elect a Lead Director. In accordance with our Corporate Governance Guidelines, the independent directors elected Mr. Ranjeev Krishana, an independent director of the Company, to serve as the Lead Director. The Lead Director has responsibilities that are set forth in our Corporate Governance Guidelines, including presiding at meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors; consulting with management regarding Board meeting schedules, locations, agendas and materials; and calling meetings of the independent and non-management directors of the Board of Directors, when appropriate. The Board of Directors believes our current board leadership structure will help ensure continuity of strong and effective leadership. The Corporate Governance Guidelines are available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Documents & Charters”, “— HKEX Investors —  Governance — Corporate Governance Information” and “— SSE Investors — Governance — Governance Documents.”
The Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. The Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of our operations and corporate functions, the Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, the Board of Directors reviews the risks associated with our business strategies periodically throughout the year.
Each of our board committees also oversees the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our reporting accounting firms and our Chief Financial Officer. The Audit Committee oversees the operation of our risk management program, including the identification of the primary risks associated with our business and periodic updates to such risks, and reports to the Board of Directors regarding these activities.
Responsible Business & Sustainability Commitment
As a global organization focused on providing innovative medicines to more patients around the world, our Responsible Business & Sustainability (“RB&S”) efforts are aligned with our corporate strategy. We believe broad patient access and sustainable profitability are achievable through cost and speed efficiencies in drug discovery and development; the discovery of novel solutions is enabled by engaged colleagues with varied experiences and perspectives and an inclusive culture; and operational resilience is supported by our efforts to identify and mitigate risk in our operations and in our value chain. As such, our RB&S strategy is focused on the following key areas:
●
Advancing Global Health: We are focused on developing impactful medicines that will be accessible to far more patients around the world.

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Empowering Our Colleagues: We are committed to fostering a culture of innovation and building a global workforce that enables our colleagues to thrive.

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Innovating Sustainably: We aim to assess and mitigate our impact on the environment and ensure business continuity.

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Operating Responsibly: We operate with integrity, transparency, and discipline to ensure we are meeting the expectations of our stakeholders.

Given the increasing importance of these issues to both our Company and external stakeholders, a dedicated RB&S Working Group comprised of four members of our Board of Directors and seven colleagues from different functions, including two members of the executive leadership team, meets quarterly with BeiGene’s RB&S team to review pressing topics and keep apprised of emerging issues.
BeiGene 2025 Proxy Statement

Corporate Governance
Within each focus area, we have identified key strategic priorities against which we have set targets. Our targets are aspirational and may change; statements regarding these priorities and targets are not guarantees or promises that they will be met. We report our progress in late April of each year, and a copy of the report will be available on our website at www.beigene.com under “Investors — Nasdaq Investors — Governance — Responsible Business & Sustainability Reports”, “— HKEX Investors — Corporate Governance — Responsible Business & Sustainability Reports” and “— SSE Investors — Governance — Responsible Business & Sustainability Reports.” Reference to our RB&S reports in this Proxy Statement does not include or incorporate by reference the information from any such RB&S report into this Proxy Statement, and you should not consider that information a part of this Proxy Statement.
Audit Committee Report
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Audit Committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include the oversight of the quality of our financial reports and other financial information and its compliance with legal and regulatory requirements; the appointment, compensation, and oversight of our reporting accounting firms, Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP, including reviewing their independence; reviewing and approving the planned scope of our annual audit; reviewing and pre-approving any non-audit services that may be performed by Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP and their affiliated entities; the oversight of our internal audit function; reviewing with management and our reporting accounting firm the adequacy of internal financial controls; and reviewing our critical accounting policies and estimates and the application of accounting principles generally accepted in the United States, Hong Kong SAR and the mainland China.
Ernst & Young LLP is responsible for auditing our annual consolidated financial statements and internal control over financial reporting filed with the SEC in accordance with the Securities and Exchange Act of 1934, as amended. Ernst & Young is responsible for auditing our annual financial statements filed with The Stock Exchange of Hong Kong. Ernst & Young Hua Ming LLP is responsible for auditing our annual financial statements filed with the SSE. Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP are members of the global Ernst & Young firm.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Ernst & Young LLP is responsible for performing an independent audit of our consolidated financial statements and the audit of internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) of the United States for the fiscal year ended December 31, 2024. The Audit Committee’s main responsibility is to monitor and oversee this process.
The Audit Committee reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2024. The Audit Committee discussed with Ernst & Young LLP the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
The Audit Committee considered any fees paid to Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP for the provision of non-audit related services and does not believe that these fees compromise Ernst & Young LLP’s, Ernst & Young’s and Ernst & Young Hua Ming LLP’s independence in performing the audits for the fiscal year ending December 31, 2025. In appointing Ernst & Young LLP as our independent registered accounting firm for the audits of our consolidated financial statements and internal control over financial reporting for the fiscal year
BeiGene 2025 Proxy Statement

Corporate Governance
ending December 31, 2025 to be filed with the SEC, the Audit Committee considered any fees paid to Ernst & Young LLP and does not believe that these fees compromise Ernst & Young LLP’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
THE AUDIT COMMITTEE
Shalini Sharp (Chair)
Dr. Olivier Brandicourt
Anthony C. Hooper
Dr. Corazon (Corsee) D. Sanders
BeiGene 2025 Proxy Statement

Executive Compensation
COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
The Compensation Committee oversees our compensation and benefit plans and policies, administers our equity incentive plans, reviews, and approves all compensation decisions relating to our executive officers, and makes recommendations to the Board of Directors on compensation for our Chief Executive Officer, Chief Financial Officer and President. The Compensation Committee considers recommendations from our Chief Executive Officer regarding the compensation of our named executive officers and other key officers other than the Chief Executive Officer. The Compensation Committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs. This section discusses the principles underlying our policies and decisions with respect to the compensation of our named executive officers and material factors relevant to an analysis of these policies and decisions. Our named executive officers for 2024 are set forth below:

John V. Oyler	Dr. Xiaobin Wu	Aaron Rosenberg	Dr. Lai Wang	Chan Lee
Co-Founder, Chairman and Chief Executive Officer	President, Chief Operating Officer and General Manager, China	Chief Financial Officer	Global Head of R&D	Senior Vice President, General Counsel
Julia Wang, our former Chief Financial Officer, is also a named executive for 2024, but ceased to be an executive officer on July 19, 2024. Mr. Rosenberg joined the Company in July 2024 and is our current Chief Financial Officer.
The goal of our compensation programs is to align compensation delivery with performance for shareholders, measured both internally against budgets and externally through share price. We believe this alignment was achieved in 2024.
BeiGene 2025 Proxy Statement

Executive Compensation
2024 Performance Highlights
2024 was a significant growth year for the Company, as evidenced by results including the expansion of our commercial and clinical stage portfolio, additional regulatory approvals in the U.S., China, Europe and other markets, and increasing total and product revenue as well as improved operating margins. As described below, during 2024, we made significant progress on our commercial, clinical, research, and the business goals, including the following factors that influenced the executive compensation decisions made by the Compensation Committee and/or the Board of Directors for the 2024 compensation of our named executive officers.
Commercial Operations

●
Total revenue increased from the prior year by US$1.4 billion, totaling US$3.8 billion for 2024, a 55% increase over 2023.

●
In Q3, surpassed US$1.0 billion in quarterly total revenue.

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North America BRUKINSA revenue totaled US$2.0 billion for 2024, increasing 106% from the prior year.

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Total China net revenue increased from the prior year by US$404 million, totaling US$1.8 billion for 2024.

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Achieved positive adjusted operating income in Q2 and first full year of non-GAAP operating profitability.

Hematology Franchise Leadership
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Secured U.S. market leadership with BRUKINSA in new patient starts for both frontline (“FL”) and relapsed/refractory (“R/R”) CLL.

●
Positioned BRUKINSA as the cornerstone of our hematology franchise, enabling future best-in-class combinations with sonrotoclax and our BTK degrader.

Industry Leading R&D Productivity
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Demonstrated unparalleled execution speed with our internal team.

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Advanced highly productive R&D efforts. Delivered compelling early clinical assets that are already in demand within the pharmaceutical industry.

Globalization
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Advanced the re-domiciliation to Switzerland and name change to BeOne Medicines and opened our Hopewell manufacturing and R&D site.

●
Diversified our manufacturing and supply chain to improve resilience.

Strategic & Business Development
●
Announced a global licensing agreement with CSPC Zhongqi Pharmaceutical Technology (Shijiazhuang) Co., Ltd.  for SYH2039, a novel MAT2A inhibitor being explored for solid tumors as monotherapy and in combination with BGB-58067 (MTA-cooperative PRMT5 inhibitor).

●
Changed the Company’s Nasdaq stock ticker from “BGNE” to “ONC”.

●
Delivered Total Shareholder Return of 11.4% for the five-year period ended on December 31, 2024, which is at the 38th percentile of our current peer group companies. Since IPO, BeiGene has delivered Total Shareholder Return of 486% which is at the 85th percentile of our current peer group companies.

Compensation Highlights
●
Our annual bonus program resulted in Company performance of 140%, reflecting strong 2024 performance and exceeding objectives. Our accomplishments are further described in the 2024 Non-Equity Incentive Program section of this Proxy Statement.

BeiGene 2025 Proxy Statement

Executive Compensation
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In 2024, we commenced granting performance share units (“PSUs”) with total revenue as our key metric. These awards are available to all employees that are the level of senior vice president and above, including all of our NEOs.

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Our June 2024 equity grants reflect the equity mix of: one third PSUs, one third options, and one third restricted share units (“RSUs”).

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For our June 2025 equity grants, the equity mix for our PSU participants will be 50% PSUs, 25% options and 25% RSUs.

Overview of our Compensation Programs
The Compensation Committee strives to ensure that our compensation programs are aligned with the interests of our shareholders and our business goals, and that the total compensation paid to each of our named executive officers is fair, reasonable, and competitive. Key elements of our compensation programs include the following:
	Compensation Element	Purpose	Features
FIXED	Base salary	To attract and retain highly skilled Executives	Fixed component of pay to provide financial stability, based on responsibilities, experience, individual contributions and peer company data
AT RISK COMPENSATION	Annual cash incentive program	To promote and reward the achievement of key short-term strategic and business goals of the Company as well as individual performance; to motivate and attract Executives	Variable component of pay based on annual corporate and individual performance
	Equity incentive compensation	To encourage executives and other employees to focus on long-term Company performance and align their interests with shareholders; to promote retention; to reward outstanding Company and individual performance	Typically, subject to multi-year vesting based on continued service and are primarily in the form of PSUs, share options, and RSUs, the value of which depends on the performance of our shares and ADSs, to align employee interests with those of our shareholders over the longer-term
BeiGene 2025 Proxy Statement

Executive Compensation
In addition to our direct compensation elements, the following features of our compensation programs are designed to align our executive officers with shareholder interests and with market best practices:
What We Do	What We Don’t Do

Maintain an industry-specific peer group for benchmarking pay

Target pay based on market norms

Deliver executive compensation primarily through performance-based pay

Tie the majority of executive compensation to equity awards, the ultimate value of which is driven by our share price performance

Set challenging short-term incentive award goals

Offer market-competitive benefits for executives that are consistent with the rest of our employees

Consult with an independent compensation advisor on compensation levels and practices

Maintain a robust stock ownership policy for our executive officers equal to 6x base salary for our CEO, 3x base salary for our President and 1x base salary for our other executive officers

Maintain a broad compensation recovery (“clawback”) policy

No hedging or pledging of equity unless approved by the Insider Trading Compliance Officer or the Audit Committee

No re-pricing share options without shareholder approval

No guaranteed cash or equity compensation increases

No supplemental executive retirement plans

No excise tax gross-up payments for change-of-control payments

Non-Binding, Advisory Vote on Executive Compensation

At our 2024 annual general meeting of shareholders, we held a non-binding, advisory vote on executive compensation. 88.2% of the votes cast were voted in favor of the compensation of our named executive officers as disclosed in our 2024 proxy statement. The Compensation Committee believes that this level of affirmative votes conveyed our shareholders’ support of the Compensation Committee’s decisions and our existing executive compensation programs. The Compensation Committee reviewed the final vote results and has not made any material changes to our executive compensation programs or policies as a result of the vote.

Compensation Consultant
The Compensation Committee concluded its relationship with F.W. Cook in April 2024 and retained Pay Governance in July 2024 to assist in an evaluation of our compensation philosophy, validate our compensation peer group, develop competitive market data to benchmark the compensation for our named executive officers and advise on matters related to our compensation structure and programs generally. Pay Governance also consulted with the Compensation Committee about non-employee director compensation. During 2024, Pay Governance reported directly to the Compensation Committee, performing the services described above on behalf of the Compensation Committee and interacting with our management while performing those services. Based on consideration of the factors set forth in the rules of the SEC and Nasdaq, the Compensation Committee has determined that its relationship with F.W. Cook and Pay Governance, and the work performed by both compensation consultants during 2024 on behalf of the Compensation Committee has not raised any conflicts of interest.
BeiGene 2025 Proxy Statement

Executive Compensation
Defining and Comparing Compensation to Market Benchmarks
In evaluating the total compensation of our named executive officers, the Compensation Committee, using information provided by our compensation consultant, establishes a peer group of publicly traded companies in the biopharmaceutical and biotechnology industries that is selected based on a balance of the following criteria:
Peer Group Criteria
	Industry	Relevance	Size
General Characteristics:	Biotechnology and pharmaceuticals
Competitors for labor
Competitors for capital
Comparable scope and complexity
Comparable in terms of R&D/commercialization
Listed in major U.S. exchanges with proper executive compensation disclosure in proxy statements
Comparable in terms of R&D/commercialization Market capitalization between 0.33x and 3x of BeiGene’s size Revenue is a secondary consideration because it can lag development
Based on these general criteria, our peer group for considering 2024 compensation decisions, referred to as our 2024 peer group, as approved by the Compensation Committee, comprised of the following 13 companies:
Alnylam Pharmaceuticals, Inc.	Jazz Pharmaceuticals plc	Seagen Inc.
Biogen Inc.	Moderna, Inc.	United Therapeutics Corporation
BioMarin Pharmaceutical, Inc.	Neurocrine Biosciences, Inc.	Vertex Pharmaceuticals Inc.
Horizon Therapeutics plc	Regeneron Pharmaceuticals, Inc.
Incyte Corporation	Sarepta Therapeutics, Inc.
At the time the peer group was selected, BeiGene’s market capitalization was near the 50th percentile of the peers’ market capitalization for the most recently disclosed fiscal year (i.e., the period corresponding to the most recent pay disclosures).
We believe that the compensation practices of our 2024 peer group provided us with appropriate compensation benchmarks for evaluating the compensation of our named executive officers during 2024. Notwithstanding the similarities of the 2024 peer group to our Company, due to the nature of our business, we compete for executive talent with many public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater equity compensation potential, as well as with prestigious academic and non-profit institutions. In 2024, the Compensation Committee generally positioned our officers’ total cash compensation, including base salaries and target annual incentives, at or below the 25th percentile, and equity incentive awards more competitive to the market, in order to link compensation more closely with corporate performance and the creation of shareholder value.
In addition, the Compensation Committee may consider other criteria, including market factors, the experience level of the executive and the executive’s performance against company goals, in determining variations to this general target range.
BeiGene 2025 Proxy Statement

Executive Compensation
For purposes of compensation in 2024, the Compensation Committee, with the advice of our compensation consultant, examined our 2024 peer group considering our continued growth throughout 2024, the stage of development of our research, clinical and commercial programs, and changes in our market capitalization. With reference to these and consideration of other key business metrics, our current peer group only has two changes for 2025. Two peer companies, Horizon Therapeutics and Seagen, have been acquired and are no longer publicly traded so they have been removed from our peer group. As a result, we have added two companies: Exelixis, Inc. and Gilead Sciences, Inc., as approved by the Compensation Committee. Our 2025 peer group continues to be comprised of 13 companies. At the time the peer group was approved, BeiGene’s size was positioned near the median in terms of both market capitalization and estimated 2024 revenue. Our 2025 peer group is shown below:
Alnylam Pharmaceuticals, Inc.	Incyte Corporation	Sarepta Therapeutics, Inc.
Biogen Inc.	Jazz Pharmaceuticals plc	United Therapeutics Corporation
BioMarin Pharmaceutical, Inc.	Moderna, Inc.	Vertex Pharmaceuticals Inc.
Exelixis, Inc.	Neurocrine Biosciences, Inc.
Gilead Sciences, Inc.	Regeneron Pharmaceuticals, Inc.
Other Key Performance Factors in Determining Executive Compensation
As the biopharmaceutical industry is characterized by a very long product development cycle, including a lengthy research and development period and a rigorous approval phase involving clinical studies and governmental regulatory approval, many of the traditional benchmarking metrics alone, such as profit measures, may not be appropriate for a global oncology company such as our Company. Instead, the specific performance factors the Compensation Committee considers when determining the compensation of our named executive officers include:
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new product launches and product sales revenues;

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key research and development achievements;

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initiation and progress of clinical trials for our medicines and drug candidates;

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expansion of our commercialization, manufacturing and operational capabilities;

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achievement of regulatory milestones;

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establishment and maintenance of key strategic relationships and new business initiatives, including collaborations and financings; and

●
development of organizational capabilities and management of our growth.

These performance factors are considered by the Compensation Committee in connection with our annual performance reviews described below and are a critical component in the determination of annual cash and equity incentive awards for our executive officers.
Compensation Objectives and Philosophy
The goal of our compensation programs is to provide market-based compensation opportunities and align compensation delivery with performance, measured both internally against budgets and externally through long-term shareholder value creation. Our compensation programs enable us to attract, motivate and retain executive and independent director talent so that we may best serve our patients across the globe. Further, our compensation programs are aligned with the shareholders’ interests, our business goals and market best practices. We aim to ensure that the total compensation paid to all of our Executives and Directors is fair, reasonable and competitive. We believe that the compensation program aligns with our objectives, although we are continually benchmarking and otherwise assessing our programs and practices. We engage our independent consultant, Pay
BeiGene 2025 Proxy Statement

Executive Compensation
Governance, which reports directly to the Compensation Committee. Pay Governance assists with the evaluation of our compensation philosophy, determination of our compensation peer group, assembly of competitive market data to benchmark the compensation for our Executives and Directors, and development of recommendations for the Compensation Committee.
The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. Globally, immuno-oncology is one of the most competitive fields where companies, large and small, compete for talent. Since there are a limited number of highly qualified biopharmaceutical executives, we compete with large multinational pharmaceutical companies and an increasing number of growing biotechnology companies for talent. In light of these factors, we believe that our compensation program is a critical factor in our ability to attract, motivate, and retain top talent in this exceedingly competitive environment and, in turn, to our ability to capitalize on our market opportunity and succeed as a company.
We may award annual merit-based increases in base salary based upon an assessment of each executive’s performance and the scope of his or her responsibilities, although executive officer salaries generally have been at or below the 25th percentile. We have a formal annual bonus plan with pre-established goals and weightings, which was designed to reward annual achievements based upon quantitative and qualitative company performance as well as individual performance. We awarded cash incentive payments to our named executive officers and the other members of our senior management team under our annual incentive program, which is described in more detail below.
We typically make equity grants to our executive officers upon commencement of their employment and annually following a review of company performance and their individual performance. Our pay philosophy for executive officers emphasizes equity compensation over cash to strengthen executive officers’ alignment with shareholders and ensure that pay delivery is connected to actual company performance. The mix of compensation components is designed to reward annual results as well as drive long-term company performance and create shareholder value.
Components of Compensation
Base Salary
We provide base salaries to our named executive officers to compensate them with a fair and competitive base level of compensation for services rendered during the year. The Compensation Committee typically determines the base salary for each executive based on the executive’s responsibilities, experience and, if applicable, the base salary level of the executive prior to joining our Company. In addition, the Compensation Committee reviews and considers the level of base salary paid by companies in our peer group for similar positions.
Merit-based increases in base salary for our executive officers, other than our Chief Executive Officer, President, Chief Operating Officer and General Manager, China, and Chief Financial Officer, are determined by the Compensation Committee based upon a summary of the executive officer’s performance and a recommendation from our Chief Executive Officer.
Our Chief Executive Officer also provided a summary of performance for our President; Chief Operating Officer and General Manager, China; Chief Financial Officer; Global Head of R&D; and Senior Vice President, General Counsel, and a recommendation for their merit-based increase in base salary.
Any merit-based increase in base salary for our Chief Executive Officer, President, Chief Operating Officer and General Manager, China, and Chief Financial Officer is determined by the Board of Directors and is based upon an assessment of performance by the Compensation Committee, input from the Board of Directors and a review of competitive benchmarking by the Compensation Committee.
At the beginning of 2024, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for each of our named executive officers serving at that time, based upon the Company’s performance,
BeiGene 2025 Proxy Statement

Executive Compensation
each executive officer’s performance, and, in comparison to the base salaries of similar executive officers in our 2024 peer group. With respect to Mr. Oyler, our Chief Executive Officer, his annual base salary was increased from US$871,000 (the 25th percentile of our 2023 peer group determined at the end of 2022) to US$1,100,000 (the 25th percentile of our 2024 peer group determined at the end of 2023). After the increases (shown in the table below), our named executive officers were all compensated at or below the 25th percentile of our 2024 peer group.
The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers serving at the time the decisions were made in February 2024; dollar amounts reflect full-year salaries without prorations, if executives only served a portion of the year:
	Base Salary
Name	2023 (US$)	2024 (US$)	Increase (%)
John V. Oyler	871,000	1,100,000	26.3%
Dr. Xiaobin Wu	743,517(1)	790,978(1)	6.4%
Julia Wang(2)	600,000	620,000	3.3%
Aaron Rosenberg(3)	Not applicable	620,000	Not applicable
Dr. Lai Wang	509,702(1)	611,031(1)	19.9%
Chan Lee	600,000	621,000	3.5%

(1)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1391 in 2024.

(2)
Julia Wang, our former Chief Financial Officer, ceased to be an executive officer on July 19, 2024.

(3)
Aaron Rosenberg joined the Company on July 22, 2024; therefore the 2023 base pay is not applicable.

2024 Annual Non-Equity Incentive Program
In January 2024, the Compensation Committee approved our annual cash incentive program for 2024. Our bonus plan was based on pre-established, quantifiable objectives.
For 2024, each of our named executive officers’ cash incentive award was based 75% on Company goals and 25% on individual performance. The Company performance metrics against which our named executive officers are measured are clearly communicated, measurable, and consistently applied.
Potential payouts range from 0% to 162.5% of the target opportunity to align delivered pay with actual performance. The 162.5% maximum is calculated as follows: the corporate portion is weighted 75% with a maximum of 150% of target plus the individual portion is weighted 25% and capped at 200% of target. In addition, the Compensation Committee had the discretion under the 2024 annual cash incentive program to adjust downward any cash incentive award as it deemed appropriate.
In making its determination regarding awards under the 2024 annual cash incentive program, the Compensation Committee considered our success against our 2024 company target and stretch goals in funding the corporate portion. The 2024 Company goals approved by the Compensation Committee, the relative target and maximum weightings assigned to each goal at the beginning of the year, and the actual achievement during the performance period as a percentage of our target company goals, were as follows:
BeiGene 2025 Proxy Statement

Executive Compensation
2024 Annual Non-Equity Incentive Program
2024 Corporate Goals	2024 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2024 (as a % of target)
Global Leadership, Access and Reputation		35%	52.5%	49.4% (*141%)

Continued to build a global reputation as an innovative oncology leader, with key achievements including:
1.
Overachieved annual total revenue goals for North America (106% of Annual Operating Plan (“AOP”) and Europe (108% of AOP).

2.
Secured US market leadership with BRUKINSA in new patient starts for both frontline and relapsed or refractory (“R/R”) chronic lymphocytic leukemia (“CLL”).

3.
Obtained BRUKINSA R/R follicular lymphoma (“FL”) approval.

4.
Achieved target TEVIMBRA approvals in the US and EU, including multiple expedited/additional approvals.

5.
Achieved TEVIMBRA launch readiness in the US and EU.

China Commercial Leadership		15%	22.5%	19.7% (*131%)

Continued to strive to be a commercial leader in China, with key achievements including:
1.
Achieved China commercial contribution margin of 101% of AOP.

2.
Achieved approval for TEVIMBRA in first line gastric cancer; extensive-stage small cell lung cancer and neo adj/adj non-small cell lung cancer approvals achieved ahead of target goal; BRUKINSA approval in R/R FL.

Broader Accessibility		5%	7.5%	5.8% (*115%)

Continued to build a strategic presence in designated APAC, New Market regions (includes South Africa, U.A.E., Saudi Arbia, Israel and Turkey), Latin America (Brazil) with key achievements including:
1.
Achieved APAC and New Markets total revenue goals of 96% and 98%, respectively.

BeiGene 2025 Proxy Statement

Executive Compensation
2024 Corporate Goals	2024 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2024 (as a % of target)

2.
Obtained new approval for BRUKINSA in Japan, as well as additional and/or expedited approvals in key markets.

3.
Achieved new approvals for TEVIMBRA in Australia and Brazil, as well as additional and/or expedited approvals.

World Leading Clinical Development		10%	15%	15.0% (*150%)

Continued to strive towards world leading clinical development, with key achievements including:
1.
Achieved key submissions for BRUKINSA for all indications in the US, EU and Canada and TEVIMBRA submissions in EU, China and Japan.

2.
Advanced key clinical programs for BCL-2i, BTK-CDAC and BRUKINSA, including newly planned Phase 3 head-to-head of our BTK-CDAC vs. pirtobrutinib in response to new data at ASH 2024.

3.
Achieved “Fast to POC” goal by reducing preclinical development from start of good laboratory practice toxicology study to first subjects enrolled, condensing Phase 1a dose escalation, and accelerating Phase 1b dose expansion to initiate within target timeframe after Phase 1a recommended dose for expansion completion.

4.
Developed disease strategy in prioritized disease areas by integrating scientific, clinical, and commercial perspectives in Solid Tumors: lung, gastrointestinal and breast and Hematology: mantle cell lymphoma, CLL and acute myeloid leukemia.

Research and Innovation		5%	8%	7.0% (*140%)

Created patient value through scientific discovery and clinical differentiation, with key achievements including:
1.
Overachieved on selection of preclinical candidates (9 vs. goal of 8) with global first-in-class or best-in-class scientific hypothesis.

BeiGene 2025 Proxy Statement

Executive Compensation
2024 Corporate Goals	2024 Corporate Key Achievements	Target Weighting (% Corporate Portion)	Maximum Weighting (% Corporate Portion)	Actual Achievement for 2024 (as a % of target)

2.
Overachieved target number of first patient dosed for assets in first-in-human studies with global first-in-class or best-in-class hypothesis (13 vs. goal of 8).

3.
Strengthened the power and broadness of technology platforms.

	4. Upgraded governance model to accelerate program set-up and enhance program management efficiency.
Business Maturity and Corporate Health		30%	45%	42.9% (*143%)

Continued to build a more mature global business, with key achievements including:
1.
Recruited and retained key talent and maintained employee engagement.

2.
Achieved non-GAAP operating profit goals ahead of plan and narrowed non-GAAP operating loss.

3.
Opened US biologic manufacturing and clinical R&D facility in Hopewell, NJ.

4.
Proposed re-domiciliation to Switzerland.

5.
Announced intent to change name to BeOne Medicines and changed Nasdaq stock ticker to ONC in January 2025.

TOTAL		100%	150%	140%

*
These values are rounded

The Compensation Committee determined actual achievement against the pre-defined company goals for 2024. Specifically, during 2024, we made significant progress on our business goals, including the events which are summarized above under “2024 Performance Highlights.”
Based on our overall performance during 2024, the Compensation Committee determined that our corporate performance should be scored at 140% of target based on our Company’s extraordinary performance during the year.
In determining each named executive officer’s 2024 annual cash bonus, the Compensation Committee also considered individual performance in addition to the Company’s performance.
Based on the recommendation of the Compensation Committee, the Board of Directors determined that for individual performance, Mr. Oyler, Dr. Wu and Mr. Rosenberg each achieved 140% of target. The Compensation Committee determined that for individual performance, Dr. Wang and Mr. Lee each achieved 140% of target. These individual performance achievements of 140% align with the Company’s overall performance of 140%.
The table below shows the target award under our 2024 incentive program as a percentage of each named executive officer’s annual base salary in 2024, the target cash award opportunity in dollars for 2024 and the actual cash
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Executive Compensation
bonus payments made to our named executive officers for 2024 performance, which were paid in March 2025, as well as the actual overall bonus payment as a percentage of the target award opportunity.
Name(3)	2024 Target Award (% of Base Salary)	2024 Target Award Opportunity (US$)	2024 Actual Bonus Payment (US$)	2024 Actual Bonus Payment (% of Target Award Opportunity)
John V. Oyler	100%	1,100,000	1,540,000	140%
Dr. Xiaobin Wu	75%	593,234(1)	830,527(1)	140%
Aaron Rosenberg	60%	372,000	520,800	140%
Dr. Lai Wang	60%	345,376(1)	483,526(1)	140%
Chan Lee	50%	310,500	434,700	140%

(1)
Bonus payment was calculated using 2024 RMB salary which was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1391 in 2024.

Ms. Wang departed from the Company in July 2024 and, accordingly, was not eligible to receive an annual bonus for 2024 performance.
Equity Awards
Our equity award program is designed to:
●
reward demonstrated leadership and performance;

●
align our executive officers’ interests with those of our shareholders;

●
retain our executive officers through the term of the awards;

●
maintain competitive levels of executive compensation; and

●
motivate our executive officers for outstanding future performance.

The market for qualified and talented executives in the biopharmaceutical industry, particularly in oncology and in the locations where we operate, is highly competitive, and we compete for talent with many companies that have greater resources than we do. We believe equity compensation is a crucial component of the executive compensation packages we offer because it provides upside opportunity while directly aligning realizable pay with actual shareholder return.
We typically grant equity awards to each of our executive officers upon commencement of employment and annually in connection with our review of corporate and individual performance.
All equity awards to our executive officers are approved by the Compensation Committee or, in the case of equity awards for our Chief Executive Officer, President, Chief Operating Officer and General Manager, China, and Chief Financial Officer, are reviewed and recommended by the Compensation Committee for approval by the Board of Directors. Other than equity awards to new hires, which are generally granted on the last business day of the month in which employees commence employment, equity awards are typically granted in June of each year.
The size of equity awards varies among our executive officers based on their positions and annual performance assessments. In addition, the Compensation Committee reviews all components of the executive’s compensation to ensure that his or her total compensation is aligned with our objectives. All share options granted to our executives have an exercise price equal to the higher of 1/13 of the closing price of our ADSs on the date of grant or 1/13 of the average closing price of our ADSs for the five business days prior to the date of grant, and the recipient will not realize any value from his or her options unless our share price increases above the exercise price. Accordingly, this portion of our executive officers’ compensation is at risk and is directly aligned with shareholder value creation.
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Executive Compensation
In addition, time-vested RSU grants to our executive officers typically vest in equal annual installments over four years, which we believe provides an incentive to our executives to add value to the Company over the long term and to remain with our Company. Typically, the share options we grant to our executives have a 10-year term and vest as to 25% of the shares on the first anniversary of the grant date and then in equal monthly installments thereafter until the fourth anniversary of such date.
In 2024, the Company introduced Performance Share Units (PSUs) as part of the annual equity mix for named executive officers and all senior vice presidents. In 2024, the annual equity mix was 1/3 PSUs, 1/3 options and 1/3 RSUs. In 2025, the portion of PSUs has increased, and the new annual equity mix starting in 2025, is 50% PSUs, 25% options and 25% RSUs. The Compensation Committee approved the change of the executive equity mix to further align executive pay with Company performance. The mix of PSUs, options and RSUs granted to Mr. Oyler may change as PSUs and RSUs are subject to a limit under HK Listing Rules.
The first 2024 PSU performance period was from January 1, 2024 to December 31, 2026.
The PSUs are divided into three equal performance periods (2024, 2025, 2026), with one-third of the target number of awards tied to each year.
Total revenue is the performance metric of the PSU and will be calculated on a constant-currency basis. Total revenue targets are established for each year. We have omitted the disclosure of specific revenue targets because they involve confidential financial information, the disclosure of which could result in competitive harm to us. However, we have set performance goals at challenging levels, which we believe are difficult to achieve and would require substantial and sustained performance to be achieved at target levels.
Payout may range from 0-200% of the target number of PSUs, based on our achievement against total revenue goals.
For the first year of performance (2024) of the three-year performance period, the PSU earnout was 123%, based on total revenue results for 2024 of US$3.8 billion in constant currency relative to the revenue target for 2024 of US$3.6 billion.
Earned PSUs will vest after the end of the three-year performance period, as soon as the US GAAP total revenue number is finalized. The total revenue number is typically finalized at the end of February following the end of the performance period.
Vesting of option grants, RSUs and PSUs to employees ceases upon termination of employment. Exercise rights on vested options typically cease three months following termination of employment, except in the case of death or disability. Prior to the exercise of an option, the holder of a share option does not have any rights as a shareholder with respect to the shares subject to that option, including voting rights or the right to receive dividends or dividend equivalents. As part of the ongoing review of our compensation strategy and practices, the Compensation Committee determines the appropriate mix of the type of equity awards, based in part on recommendations from our compensation consultant. The Compensation Committee believes that this deliberate mix of equity ensures that wealth creation remains tied to share performance and promotes retention. The Compensation Committee may adjust the mix of award types or approve different award types as part of the Company’s overall compensation strategy. Awards made in connection with a new, extended or expanded employment relationship may involve a different mix of equity awards, depending on the Compensation Committee’s assessment of the total compensation package being offered.
In connection with the annual review of each executive officer’s performance, in June 2024, the Board of Directors and/or the Compensation Committee approved annual equity incentive awards for our named executive officers serving at that time.
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Executive Compensation
The annual equity incentive awards granted in June 2024 to our named executive officers serving at that time are set forth in the table below:
	Option Award			RSU/PSU Awards
Name	Option Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Exercise Price per Ordinary Shares (US$)	RSU/PSU Award (# Ordinary Shares)	Grant Date Fair Value (US$)	Total Grant Date Fair Value (US$)
John V. Oyler	923,975	5,999,924	12.23	980,928	11,999,768	17,999,692
Dr. Xiaobin Wu	477,386	3,099,954	12.23	506,818	6,199,944	9,299,898
Julia Wang	256,659	1,666,641	12.23	272,480	3,333,269	4,999,910
Aaron Rosenberg(1)	—	—	—	—	—	—
Dr. Lai Wang	318,253	2,066,608	12.23	337,870	4,133,190	6,199,798
Chan Lee	184,795	1,199,985	12.23	196,170	2,399,763	3,599,748

(1)
Mr. Rosenberg joined the Company in July 2024; therefore, he was not employed at the time the annual awards were granted. Mr. Rosenberg received share options, PSUs and RSUs upon his commencement of employment with us.

The standard mix for our 2024 executive equity awards was 1/3 PSUs, 1/3 options and 1/3 RSUs, and the 2024 annual awards to our named executive officers were granted using this mix.
The equity awards granted to our named executive officers during 2024, and the grant date fair value of those awards determined in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718, are shown in the 2024 Grants of Plan-Based Awards table below.
Benefits and Other Compensation
Other compensation to our executives consists primarily of broad-based benefits that we provide to all full-time employees (which may vary based on the location of employment), including health benefits (medical, dental and vision insurance), life and disability insurance, and retirement benefits.
In addition, our full-time employees in the People’s Republic of China (“PRC”), including some of our named executive officers, participate in a government mandated defined contribution plan, pursuant to which pension benefits, medical care, an employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that our PRC subsidiaries make contributions to the government for these benefits based on percentages of the employees’ salaries.
Our U.S. subsidiary maintains a 401(k) retirement plan for eligible employees (which may include full-time or part-time) in the United States, including some of our named executive officers, with an opportunity to save for retirement on a pre-tax, Roth or after-tax basis. Pursuant to the 401(k) plan, participants will be able to elect to contribute to the statutorily prescribed annual limit (which was US$23,000 in 2024), with additional contribution amounts not to exceed US$7,500 available to participants beginning in the year they become 50 years of age. Our U.S. subsidiary matched employee contributions dollar for dollar up to 6% of eligible compensation, for 2024, which includes base salary and annual bonus.
Pursuant to the Fourth Amended and Restated 2018 Employee Share Purchase Plan (the “2018 ESPP”) our employees, including some of our named executive officers, have an opportunity to purchase our ordinary shares (including in the form of ADSs) at a discount on a U.S. tax-qualified basis through payroll deductions. The 2018 ESPP is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The purpose of the 2018 ESPP is to encourage our employees, including our named executive officers, to become our shareholders
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Executive Compensation
and better align their interests with those of our other shareholders. Our Chief Executive Officer is not eligible to participate in the 2018 ESPP because he owns more than 5% of our outstanding shares.
We do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites to our named executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes, as disclosed in this Proxy Statement. For example, we provide tax equalization and reimbursement for tax preparation services for some of our named executive officers due to the complexity of the international tax regime. In the future, we may provide perquisites or other personal benefits in limited circumstances. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Our named executive officers may be entitled to certain severance and/or change in control protections pursuant to their employment agreements, which are described below under “Employment Agreements with Our Named Executive Officers.” Our goal in providing severance and change in control benefits is to offer sufficient cash continuity protection such that our executives will focus their full time and attention on the requirements of the business rather than the potential implications for their respective position. We prefer to have certainty regarding the potential severance amounts payable to the named executive officers, rather than negotiating severance at the time that a named executive officer’s employment terminates.
2025 Compensation Actions
Base Salary
In February 2025, the Compensation Committee and/or the Board of Directors approved merit increases in base salary for all of our named executive officers serving at that time effective as of March 1, 2025, based upon the Company’s and individual’s performance in 2024 and, in comparison to the base salary of similar executive officers in our 2025 peer group. The table below sets forth the adjustments to base salary, in dollars and as a percentage, for each of our named executive officers receiving an increase, with 2025 base salaries now at the 25th percentile of our current peer group for each of our named executive officers, to align with our compensation philosophy.
	Base Salary
Name	2024 (US$)	2025 (US$)	Increase (%)
John V. Oyler	1,100,000	1,133,000	3.0%
Dr. Xiaobin Wu	790,978(1)	835,273	5.60%
Aaron Rosenberg	620,000	660,000	6.5%
Dr. Lai Wang	611,031(1)	638,527	4.5%
Chan Lee	621,000	654,000	5.30%

(1)
RMB salaries are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1391 in 2024.

Annual Equity Pay Mix
In December 2024, the Compensation Committee approved a change to the mix for our executive equity awards from 1/3 PSUs, 1/3 options, and 1/3 RSUs for 2024 to 50% PSUs, 25% options and 25% RSUs for senior vice presidents and above. The portion of PSUs was increased from one third to 50% to further align executive pay with Company performance.
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Executive Compensation
Compensation Policies and Practices
Delegation of Equity Granting to Our Chief Executive Officer and/or Chief Financial Officer
Currently, all of our employees, including our named executive officers, are eligible to participate in the Third Amended and Restated 2016 Share Option and Incentive Plan (the “2016 Plan”). All new full-time employees are granted share options and/or RSUs when they start employment and certain continuing employees are eligible for share option and/or RSU awards on an annual basis based on performance and upon promotions to positions of greater responsibility. The Compensation Committee has delegated to our Chief Executive Officer and/or our Chief Financial Officer, the authority to make equity awards under our 2016 Plan to new hires and in connection with promotions and with our annual incentive program, in each case other than to employees with a title of senior vice president or above or who are subject to Section 16 of the Exchange Act. The value of shares underlying share options and the value of RSUs either of them may grant to any one individual must be within a range based on job title specifically set by the Compensation Committee for these awards, and the aggregate number of shares underlying share options and the number of RSUs either of them may grant within a period must be within specified limits set by the Compensation Committee for these awards. The exercise price of share options is equal to the higher of 1/13 of the closing price of our ADSs on the Nasdaq on the date of grant and the average closing price of our ADSs over the five business days prior to the date of grant. With respect to share option awards and RSUs to new hires other than the employees with a title of senior vice president or above, our Chief Executive Officer and/or Chief Financial Officer are authorized to approve the award in connection with such hire and provide that the award is generally to be granted on the last trading day of the calendar month following the employee’s start date. With respect to share option and RSU awards made in connection with promotions other than of employees with a title of senior vice president or above, John V. Oyler or Aaron Rosenberg is authorized to approve the awards in connection with such promotion. We are required to maintain a list of share options and RSUs granted pursuant to this delegated authority and periodically report to the Compensation Committee such awards.
Stock Ownership Policy
In February 2019, we adopted a stock ownership policy, further amended in September 2024, which is applicable to our directors and executive officers, to further align the interests of the leadership of our Company with those of our shareholders. This policy requires our Chief Executive Officer hold equity worth at least six times his annual base salary, our President hold equity worth at least three times his annual base salary, each of our other executive officers hold equity worth at least one times his or her annual base salary, and each of our non-employee directors hold equity worth at least five times the annual board cash retainer. Newly appointed or elected persons have five years to achieve compliance with the requirements of our policy. Only the following types of shares owned or held are considered in determining whether a person is in compliance with our stock ownership policy: (i) directly owned shares; (ii) “beneficially owned” shares determined in accordance with Rule 13d-3 under the Exchange Act; (ii) shares held by a partnership, limited partnership, limited liability company or corporation of which a director is a partner, officer or employee; (iv) shares underlying vested RSUs held or deferred; and (v) share underlying unvested RSUs. The following types of shares are not considered when determining compliance: (i) vested, but unexercised options, (ii) unvested options, (iii) unearned PSUs, and (iv) other unvested equity awards designated by the Company from time to time. Compliance with our stock ownership policy is determined on an annual basis on the last trading day of each fiscal year. As of December 31, 2024, all directors and executive officers were in compliance with our stock ownership policy.
Insider Trading Policy and Hedging Policy
The Board adopted our insider trading policy governing transactions in our securities by our directors, supervisors, officers, employees and consultants. The Board also adopted our special trading procedures for insiders which further regulates securities traded by our directors, supervisors, executive officers, employees at the level of vice
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Executive Compensation
president or above, members of the Company’s accounting and finance or investor relations teams, employees with access to the Company’s product revenue reports, employees or consultants designated by the Insider Trading Compliance Officer (as defined in the procedures) and who perform specific functions that may provide them access to material, nonpublic information concerning the Company, including, without limitation, members of the Company’s clinical and regulatory teams, business development team, or commercial sales team, and such other individuals or teams as the Insider Trading Compliance Officer may designate from time to time. The Company believes the insider trading policy and special trading procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company.
Our insider trading policy expressly prohibits short sales by our named executive officers, directors and specified other employees. Unless such transaction has been approved by the Insider Trading Compliance Officer or the Audit Committee, our insider trading policy expressly prohibits derivative transactions of our shares by our named executive officers, directors and specified other employees, including purchases or sales of puts, calls or other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities; or other hedging transactions with respect to the Company’s securities. In addition, our insider trading policy expressly prohibits our named executive officers, directors and specified other employees from using the Company’s securities as collateral in a margin account. No named executive officers, directors and specified other employees may pledge Company securities as collateral for a loan (or modify an existing pledge) unless the pledge has been approved by the Insider Trading Compliance Officer or the Audit Committee.
It is the Company’s policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards when engaging in transactions in Company securities.
Rule 10b5-1 Plans
Our policy governing transactions in our securities by directors, officers and employees permits our directors, officers and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Under these trading plans, an individual relinquishes control over the transactions once the trading plan is put into place. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our Company.
Clawback Policy
The Compensation Committee and Board of Directors adopted our compensation recovery policy on November 21, 2023, in compliance with the Nasdaq listing rules. A copy of the compensation recovery policy is filed as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2023. The policy allows the Company to recover erroneously awarded incentive-based compensation tied to a financial reporting measure from executive officers and certain other employees designed by the Board of Directors or the Compensation Committee as being subject to the policy in the event the Company is required to prepare a restatement of previously issued financials due to material noncompliance with any financial reporting requirement, regardless of fault or misconduct, under securities laws. Incentive-based compensation includes any compensation that is granted, earned, or vested based on attainment of a financial reporting measures, including but not limited to stock options, restricted stock units, and performance stock units. The policy further permits the Company to recover all equity-based compensation, even that not tied to a financial reporting measure, to the extent the restatement is on account of such person’s gross negligence, willful misconduct or fraud.
Policies and Practices Related to the Grant of Certain Equity Awards
We typically grant equity awards to our named executive officers upon commencement of employment and annually in connection with our review of corporate and individual performance. Prior to our annual general meeting of shareholders each year, it is the Compensation Committee’s long-standing practice to review the Company’s results from the previous fiscal year and the Company’s financial plan and strategy for the upcoming fiscal year and,
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Executive Compensation
based on those reviews, approve the granting of equity awards for our named executive officers for the upcoming fiscal year. The grant date for those equity awards has historically been on or near the date of our annual general meeting of shareholders, which date is generally set well in advance. It is the Compensation Committee’s belief that maintaining a consistent grant practice, based on a date set in advance, is in the best interests of the Company. Neither the Board nor the Compensation Committee takes material nonpublic information into account when determining the timing and terms of equity awards, and the Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance- based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.
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Executive Compensation
COMPENSATION COMMITTEE REPORT
The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based upon such review and discussion, the Compensation Committee recommended to the Board of Directors that such section be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2024.
THE COMPENSATION COMMITTEE
Dr. Margaret Dugan (Chair)
Ranjeev Krishana
Qingqing Yi
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COMPENSATION TABLES
Summary Compensation Table
The following table presents information regarding the total compensation awarded to, earned by, and paid during the fiscal years ended December 31, 2024, 2023 and 2022, to each of our named executive officers.
Name and Principal Position	Year	Annual Salary (US$)	Share Awards (US$)(1) — RSUs & PSUs	Option Awards (US$)(1)	Non-Equity Incentive Plan Compensation (US$)	All Other Compensation (US$)	Total
John V. Oyler, Co-Founder, Chairman and Chief Executive Officer
	2024	1,100,000	11,999,768	5,999,924	1,540,000(2)	196,747(11)	20,836,439
	2023	871,000	5,499,851	10,999,987	1,132,300(6)	403,692	18,906,830
	2022	800,000	3,999,886	11,999,969	1,120,000(7)	127,812	18,047,667
Dr. Xiaobin Wu, President, Chief Operating Officer and General Manager, China
	2024	790,978(3)	6,199,944	3,099,954	830,527(2)(3)	216,690(3)(12)	11,138,093
	2023	756,345(4)	3,099,836	6,199,947	737,437(4)(6)	206,604(4)	11,000,169
	2022	721,642(5)	2,249,887	6,749,952	757,724(5)(7)	212,688(5)	10,691,893
Aaron Rosenberg, Chief Financial Officer
	2024	620,000(14)	3,333,177	1,666,662	520,800(2)	9,539(10)	6,150,178
Julia Wang, Former Chief Financial Officer
	2024	620,000(14)	4,474,064(15)	3,720,273(15)	—	1,510,200(8)	10,324,537
	2023	600,000	1,666,622	3,333,291	450,000(6)	16,500	6,066,413
	2022	560,000	2,249,925	3,749,918	392,000(7)	12,200	6,964,043
Lai Wang, Global Head of R&D
	2024	611,031(3)	4,133,190	2,066,608	513,266(2)(3)	78,356(3)(13)	7,402,451
	2023	585,558(4)	2,066,490	4,133,298	456,735(4)(6)	74,485(4)	7,316,566
	2022	545,979(5)	1,499,977	4,499,968	382,185(5)(7)	68,757(5)	6,996,866
Chan Lee, Senior Vice President, General Counsel
	2024	621,000	2,399,763	1,199,985	434,700(2)	20,700(9)	4,676,148
	2023	600,000	1,014,247	2,028,619	390,000(6)	16,500	4,049,366
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Executive Compensation
(1)
Amounts represent the aggregate fair value on the grant date of options, RSUs and where applicable PSUs granted to our named executive officers in 2024, 2023 and 2022, as applicable, computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2024. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers. For PSU awards, these amounts reflect the grant date fair value of such awards based upon probable outcome reflecting target performance. The maximum potential value of the PSU awards (assuming the highest level of performance achievement) that could have been earned in 2024 was: Mr. Oyler — US$11,999,768; Dr. Wu — US$6,199,944; Ms. Wang — US$3,333,269; Mr. Rosenberg — US$3,333,177; Dr. Wang — US$4,133,190; and Mr. Lee — US$2,399,763.

(2)
Represents 2024 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2025.

(3)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1391 in 2024.

(4)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1415 in 2023.

(5)
RMB was translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1490 in 2022.

(6)
Represents 2022 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2023.

(7)
Represents 2021 performance-based cash incentive bonuses approved by the Compensation Committee or the Board of Directors, as applicable, and paid in 2022.

(8)
Amount reflects US$1,489,500 in connection with a severance agreement and matching contributions under our 401(k) plan in the amount of US$20,700 for Julia Wang.

(9)
Amount reflects matching contributions under our 401(k) plan in the amount of US$20,700 for Chan Lee.

(10)
Amount reflects matching contributions under our 401(k) plan in the amount of US$9,539 for Aaron Rosenberg.

(11)
Consists of US$69,913 in employer-paid health insurance premiums (including an executive physical), US$30,294 in tax preparation and advisory services, and US$58,060 for automobile benefits. Automobile benefits include car rental, driver, and car use related costs. Tax equalization payment due to Mr. Oyler under his current employment agreement when Mr. Oyler served as an expatriate, was grossed up in the amount of US$38,479.82, per his employment agreement. For executive retention, these benefits are not uncommon in the market for the unique experience and expertise of a CEO at this caliber.

(12)
Consists of US$11,047 in employer-paid health insurance premiums, US$ 5,008 housing allowance, US$11,434 for tax advisory services, and US$189,201 attributable to automobile benefits. Automobile benefits include car rental, driver, car use related costs and an auto allowance. For executive retention, these benefits are not uncommon in the market for the unique experience and expertise of an executive at this caliber.

(13)
Consists of US$16,607 in employer-paid health insurance premiums, US$5,008 in housing allowance, and US$56,742 attributable to automobile benefits. Automobile benefits include car rental, driver and car use related costs. For executive retention, these benefits are not uncommon in the market for the unique experience and expertise of an executive at this caliber.

(14)
All salaries are expressed in annual terms.

(15)
Amount includes fair value of 2024 equity grant, as well as accounting expense accrued as a result of eighteen months of equity acceleration.

BeiGene 2025 Proxy Statement

Executive Compensation
Grants of Plan-Based Awards
The following table presents information regarding grants of plan-based awards during the fiscal year ended December 31, 2024, to each of our named executive officers.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares or Units (#Ordinary Shares)(3)	All Other Option Awards: Number of Securities Underlying Options (#Ordinary Shares)(4)	Exercise or Base Price of Shares and Option Awards (US$/Share)(5)	Grant Date Fair Value of Share and Option Awards (US$)(6)
Name	Grant Date	Target (US$)	Maximum (US$)	Threshold (#)	Target (#)	Maximum (#)
John V. Oyler
		1,100,000	1,787,500
	6/5/2024			490,464	980,928	1,961,856				5,999,884
	6/5/2024						980,928			5,999,884
	6/5/2024							923,975	12.23	5,999,924
Dr. Xiaobin Wu
		593,234(7)	964,005(7)
	6/5/2024			253,259	506,518	1,013,036				3,099,972
	6/5/2024						506,818			3,099,972
	6/5/2024							477,386	12.23	3,099,954
Aaron Rosenberg
		372,000	604,500
	8/9/2024			118,547	237,094	474,188				1,666,588
	8/9/2024						237,094			1,666,588
	8/9/2024							220,987	14.06	1,666,662
Julia Wang
		372,000(8)	604,500(8)
	6/5/2024			136,240	272,480	544,960				1,666,634
	6/5/2024						272,480			1,666,634
	6/5/2024							256,659	12.23	1,666,641
Dr. Lai Wang
		366,618(7)	595,755(7)
	6/5/2024			168,935	337,870	675,740				2,066,595
	6/5/2024						337,870			2,066,595
	6/5/2024							184,795	12.23	2,066,608
BeiGene 2025 Proxy Statement

Executive Compensation
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares or Units (#Ordinary Shares)(3)	All Other Option Awards: Number of Securities Underlying Options (#Ordinary Shares)(4)	Exercise or Base Price of Shares and Option Awards (US$/Share)(5)	Grant Date Fair Value of Share and Option Awards (US$)(6)
Name	Grant Date	Target (US$)	Maximum (US$)	Threshold (#)	Target (#)	Maximum (#)
Chan Lee
		300,000	487,500
	6/5/2024			98,085	196,170	392,340				1,199,881
	6/5/2024						196,170			1,199,881
	6/5/2024							184,795	12.23	1,199,985

(1)
Non-equity incentive plan awards consist of performance-based cash bonuses earned based upon achievement of pre-determined performance criteria during fiscal year 2024. The 2024 cash incentive bonus determinations are described in more detail above under the heading “2024 Annual Non-Equity Incentive Program.” The Company’s bonus program does not have any threshold level.

(2)
The performance share grant (PSUs) will vest after the end of the performance period (January 1, 2024 – December 31, 2026) following determination by the Compensation Committee as soon as practicable after the US GAAP revenue number is finalized. Awards are earned for performance versus three equally weighted one-year total revenue goals. Earnout of each year’s tranche is determined after that period’s financial performance is known, with all earned awards vesting and distributed after the end of the 3-year period (following determination of earnout by the Compensation Committee).

(3)
Time-based RSUs are subject to the time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2024 table below.

(4)
Share options are subject to a time-based vesting schedule established by the Board of Directors or the Compensation Committee, as applicable, as described in the footnotes to the Outstanding Equity Awards at December 31, 2024 table below.

(5)
The exercise price of these share options is equal to the higher of (a) 1/13 of the closing price of our ADSs on the Nasdaq on the grant date and (b) 1/13 of the average closing price of our ADSs over the five business days prior to the grant date.

(6)
Amounts represent the aggregate fair value on the grant date of option awards and RSUs granted to our named executive officers in 2024 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2024. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the named executive officers.

(7)
Bonus calculations utilize RMB salaries that are translated into U.S. dollars based on the annual average exchange rate for RMB of ¥1.00=US$0.1391 in 2024.

(8)
Ms. Wang departed the Company in July 2024 and was not eligible to receive a bonus for the 2024 performance year.

BeiGene 2025 Proxy Statement

Executive Compensation
Outstanding Equity Awards at December 31, 2024
The following table summarizes, for each of our named executive officers, the number of ordinary shares underlying outstanding options and RSUs held as of December 31, 2024.
	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)(2)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#Ordinary Shares)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested (US$)(5)
John V. Oyler
	7/19/2015(6)	10,100,493	—	0.50	7/19/2025
	7/13/2016	2,047,500	—	2.84	11/15/2026
	6/30/2017	934,999	—	7.70	9/26/2027
	4/30/2018	996,801	—	13.04	4/29/2028
	6/26/2018	1,310,088	—	12.34	6/25/2028
	6/5/2019	2,193,282	—	9.23	6/4/2029
	6/17/2020	1,821,976	—	13.42	6/16/2030
	6/16/2021	793,390	113,516	26.53	6/15/2031
	6/16/2021					36,582	519,774
	6/22/2022	1,179,763	707,915	11.98	6/21/2032
	6/22/2022					167,011	2,372,969
	6/15/2023	253,091	843,726	16.41	6/14/2033
	6/15/2023					266,734	3,789,880
	6/5/2024	—	923,975	12.23	6/4/2034
	6/5/2024					201,084(7)	2,857,094	326,987	4,645,826
	6/5/2024					490,464	6,968,739
Dr. Xiaobin Wu
	4/30/2018	766,957	—	13.04	4/29/2028
	6/5/2019	797,550	—	9.23	6/4/2029
	6/17/2020	756,821	—	13.42	6/16/2030
	6/16/2021	423,163	60,515	26.53	6/15/2031
	6/16/2021					19,500	277,065
	6/22/2022	663,481	398,333	11.98	6/21/2032
	6/22/2022					93,938	1,334,714
BeiGene 2025 Proxy Statement

Executive Compensation
	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)(2)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#Ordinary Shares)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested (US$)(5)
	6/15/2023	285,285	475,566	16.41	6/14/2033
	6/15/2023					150,345	2,136,171
	6/5/2024	—	477,386	12.23	6/4/2034
	6/5/2024					103,883(7)	1,476,018	168,940	2,400,377
	6/5/2024					253,409	3,600,552
Aaron Rosenberg
	8/9/2024	—	220,987	14.06	8/8/2034
	8/9/2024					48,581(7)	690,261	79,032	1,122,923
	8/9/2024					118,547	1,684,370
Julia Wang
	6/30/2020	104,754	—	14.66	2/28/2026
	6/16/2021	177,853	—	26.53	2/28/2026
	6/22/2022	540,592	—	11.98	2/28/2026
	6/15/2023	272,558	—	16.41	2/28/2026
Dr. Lai Wang
	6/26/2018	364,208	—	12.34	6/25/2028
	6/5/2019	558,285	—	9.23	6/4/2029
	6/17/2020	525,564	—	13.42	6/16/2030
	6/16/2021	290,602	41,925	26.53	6/15/2031
	6/16/2021					13,416	190,621
	6/22/2022	442,325	265,551	11.98	6/21/2032
	6/22/2022					62,647	890,117
	6/15/2023	190,138	317,096	16.41	6/14/2033
	6/15/2023					100,230	1,424,114
	6/5/2024	—	318,253	12.23	6/4/2034
	6/5/2024					69,251(7)	983,950	112,624	1,600,214
	6/5/2024					168,935	2,400,306
BeiGene 2025 Proxy Statement

Executive Compensation
	Option Awards(1)					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Exercisable	Number of Securities Underlying Unexercised Options (#Ordinary Shares) Unexercisable	Option Exercise Price (US$)	Option Expiration Date	Number of Shares That Have Not Vested (#Ordinary Shares)(2)	Market Value of Shares or Units of Stock That Have Not Vested (US$)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#Ordinary Shares)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights That Have Not Vested (US$)(5)
Chan Lee
	7/29/2022					58,006	824,176
	8/5/2022	113,971	74,958	14.96	8/4/2032
	6/15/2023	93,275	155,675	16.41	6/14/2033
	6/15/2023		—			49,192	698,943
	6/5/2024	—	184,795	12.23	6/4/2034
	6/5/2024					40,209(7)	571,308	65,390	929,091
	6/5/2024					98,095	1,393,637

(1)
Unless otherwise set forth below, 25% of the ordinary shares subject to each option become exercisable on the first anniversary of the vesting commencement date, and the balance become exercisable in 36 successive equal monthly installments thereafter, subject to continued employment. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events, provided that Dr. Wang’s options are not subject to accelerated vesting.

(2)
Unless otherwise set forth below, 25% of the ordinary shares subject to this RSU award vest on each anniversary of the vesting commencement date, subject to continued service. Unvested RSUs are subject to accelerated vesting upon a change in control and/or certain qualifying termination events, provided that Dr. Wang’s RSUs are not subject to accelerated vesting.

(3)
Represents the market value of outstanding RSUs and earned, but unvested, PSUs as of December 31, 2024, based on a price of US$14.21 per ordinary share, which was the closing price of the Company’s ADSs on the Nasdaq on December 31, 2024, the last business day of 2024, of US$184.71 divided by 13 (i.e., on an as-converted to ordinary share basis).

(4)
The performance share grant (2024 PSUs) will vest after the end of the performance period (January 1, 2024 - December 31, 2026) following determination by the Compensation Committee as soon as after the US GAAP revenue number is finalized. Awards are earned for performance versus three equally weighted one-year revenue goals. Earnout of each year’s tranche is determined after that period's financial performance is known, with all earned awards vesting and distributed after the end of the 3-year period (following determination of earnout by the Compensation Committee).

(5)
Represents the market value of unearned and unvested PSUs as of December 31, 2024, based on a price of US$14.21 per ordinary share, which was the closing price of the Company’s ADSs on the Nasdaq on December 31, 2024, the last business day of 2024, of US$184.71 divided by 13 (i.e., on an as-converted to ordinary share basis).

(6)
20% of the ordinary shares subject to each option become exercisable on the first anniversary of the vesting commencement date, and the balance become exercisable in 48 successive equal monthly installments thereafter, subject to continued employment. The exercisability of each option will be accelerated upon a change in control and/or certain qualifying termination events.

(7)
Represents the portion of the 2024 PSUs that were earned as of December 31, 2024, based upon performance during 2024 and shall remain eligible to vest at the end of the 3-year performance period.

BeiGene 2025 Proxy Statement

Executive Compensation
Options Exercised and Shares Vested
The following table sets forth, for each of our named executive officers, information with respect to the exercise of share options and the vesting of restricted share awards or RSUs during the year ended December 31, 2024.
	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#Ordinary Shares)	Value Realized on Exercise (US$)(1)	Number of Shares Acquired on Vesting (#Ordinary Shares)	Value Realized on Vesting (US$)(2)
John V. Oyler	1,300,000	17,285,000	208,962	2,571,754
Dr. Xiaobin Wu	—	—	150,137	1,845,998
Julia Wang	—	—	180,544	2,440,574
Dr. Lai Wang	—	—	101,413	1,246,969
Chan Lee	—	—	45,396	564,071

(1)
Value realized on exercise of share option awards does not represent proceeds from any sale of any ordinary shares acquired upon exercise but, is determined by multiplying the number of shares acquired upon exercise by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq at each time of exercise.

(2)
The value realized on vesting is based on 1/13 of the closing market price per share of our ADSs on the Nasdaq on the vesting date, multiplied by the number of restricted shares or RSUs that vested.

Employment Agreements with Our Named Executive Officers
We have entered into employment agreements with each of our named executive officers.
John V. Oyler and our Company and certain of our subsidiaries entered into employment agreements on April 25, 2017, pursuant to which Mr. Oyler serves as our Chief Executive Officer. Mr. Oyler currently receives a base salary of US$1,133,000, which is subject to review and adjustment in accordance with our Company’s policy and subject to approval of the Board of Directors. Mr. Oyler’s base salary is allocated between the Company and certain of our subsidiaries. Mr. Oyler is eligible for an annual merit increase and an annual bonus, with a current target level of 100% of his base salary, based on performance as recommended by the Compensation Committee and determined by the Board of Directors.
Mr. Oyler’s employment agreements also provide for certain transportation and international travel benefits and tax preparation and equalization payments. His employment agreements have an initial three-year term and automatically renew for additional one- year terms unless either party provides written notice of nonrenewal. Mr. Oyler’s employment can be terminated by the Company at any time. Mr. Oyler may resign upon 60 days advance notice; so long as his resignation is not due to his employment with a competing business, he may receive payment in lieu of notice. Upon termination of Mr. Oyler’s employment for any reason, we will pay (i) accrued but unpaid base salary during the final payroll period of employment; (ii) unpaid vacation time; (iii) unpaid annual bonus from the previous calendar year; and (iv) any business expenses incurred, documented and substantiated but not yet reimbursed (collectively, the “Final Compensation”). If Mr. Oyler’s employment is terminated by us other than for “cause” (as defined in his employment agreements) or if Mr. Oyler terminates his employment for “good reason” (as defined in his employment agreements), Mr. Oyler is entitled to (i) the Final Compensation, (ii) a lump sum equal to the base salary divided by 12, then multiplied by the Severance Period (as defined below), (iii) the post-termination bonus calculated based on the target bonus for the year and the number of days passed through the date of
BeiGene 2025 Proxy Statement

Executive Compensation
termination, (iv) a US$20,000 one-time bonus and (v) acceleration by 20 months of the vesting of his equity awards (the “accelerated awards”). The “Severance Period” is 20 months; provided that if Mr. Oyler’s employment terminates during the 12-month period following a “change in control” (as defined in his employment agreements), then the Severance Period will be 24 months. His employment agreement provides that the unvested portion of his awards will immediately vest upon a “change in control.” Mr. Oyler’s employment agreements also prohibit him from engaging in certain competitive and solicitation activities during his employment and for 18 months after the termination of his employment.
Dr. Xiaobin Wu and certain of our subsidiaries entered into employment agreements, effective as of April 30, 2018, as amended on March 1, 2020. Under the employment agreements, Dr. Wu currently receives a base salary of RMB 6,004,838 (US$835,273), subject to regular review and adjustment in accordance with our Company’s policy and subject to approval of the Board of Directors. Dr. Wu is eligible for an annual merit increase and an annual bonus, with a current target level of 75% of his base salary, based on performance as determined by the Compensation Committee. In addition, Dr. Wu’s employment agreements provide for reimbursement of tax advisory and preparation services, an annual car allowance of RMB 1,360,182 (US$189,201), and housing allowance of RMB 36,000 (US$5,008).
In connection with the commencement of his employment, Dr. Wu received an initial option to purchase 766,599 ordinary shares vesting over five years. Dr. Wu also received an initial award of RSUs for 1,149,899 ordinary shares vesting in equal installments over five years. In addition, Dr. Wu is eligible to receive an annual grant of equity targeted at a minimum of US$1,000,000 each year, subject to vesting over four years, consisting of share options, RSUs or such other form of grant as provided to (and in the same proportion as) Mr. Oyler.
Dr. Wu’s employment has no specified term and can be terminated at will by either party. Dr. Wu’s employment may be terminated by the Company without “cause” (as defined in the employment agreements), and if so he would receive his base salary and health and dental insurance payments during an 18-month severance period and other benefits including acceleration of the vesting of his initial option grant and initial RSU award by 18 months (or full acceleration of the vesting of his initial option grant and initial RSU award and any subsequent option and RSU awards if such termination occurs within 12 months following a “change in control” (as defined in the employment agreements)), unless Dr. Wu breaches his confidentiality, non-competition or non-solicitation obligations. Dr. Wu may terminate his employment with “good reason” (as defined in the employment agreements) upon 30 days’ written notice received within 60 days of the occurrence of the event. If the Company does not cure the action identified in Dr. Wu’s notice, he is entitled to the same benefits as if the Company terminated his employment without cause, subject to his execution of a release of claims and unless he breaches his confidentiality, non-competition or non-solicitation obligations. To the fullest extent permitted by PRC law, the Company may also terminate Dr. Wu’s employment for cause in certain cases upon 30 days’ written notice. Dr. Wu may also terminate his employment without good reason upon 90 days’ written notice, in either case, in which case he would then only be entitled to receive certain accrued obligations.
Julia Wang and our Company entered into an offer letter on May 30, 2020, for the position of Senior Vice President, Enterprise Optimization and Deputy Chief Financial Officer. On June 30, 2021, she was promoted to Chief Financial Officer. Prior to her departure, Ms. Wang received a base salary of US$620,000 and was eligible for an annual bonus targeted at 60% of her base salary, based on performance as determined by the Compensation Committee.
Ms. Wang’s employment had no specified term and could be terminated at will by either party. Upon termination by the Company without cause, Ms. Wang was entitled to receive 12 months of base salary in effect as of the date of termination. In addition, the Company would cover 12 months of premiums for group health and dental benefits for COBRA.
Ms. Wang ceased to be an executive officer with the Company as of July 19, 2024. The Company and Ms. Wang entered into a separation and transition agreement. Pursuant to the agreement, Ms. Wang served as a senior advisor until August 31, 2024. Upon separation, she received a cash payment of US$930,000 (reflecting 18 months base salary), and US$559,500 (reflecting 18 months of the target bonus and premiums for dental coverage). In addition, Ms. Wang will received 18 months of accelerated vesting of the RSUs and share options that were granted to her on or before December 31, 2023, and an extension of the deadline to exercise all vested share options to 18 months after Ms. Wang’s separation date.
BeiGene 2025 Proxy Statement

Executive Compensation
Dr. Lai Wang and our Company entered into an employment agreement effective January 1, 2022, for the position of Global Head of R&D. Dr. Wang currently receives a base salary of RMB 4,590,417 (US$638,527), subject to regular review and adjustment in accordance with our Company’s policy and subject to Compensation Committee approval. Dr. Wang is also eligible for a merit bonus, in an amount at our discretion, with a current target of 60% of his base salary as approved by the Compensation Committee. Dr. Wang is eligible to participate in our employee benefit plans generally available to our employees based in China, subject to the terms of those plans. Dr. Wang is required to provide 30 days prior written notice in the case of resignation. In addition, Dr. Wang’s employment may be terminated for cause without notice and terminated without cause upon the occurrence of specified conditions with 30 days’ prior written notice. Where severance pay is mandated by law Dr. Wang may be entitled to such severance pay in the amount mandated by law when his employment is terminated.
Chan Lee and our Company entered into an employment agreement on June 14, 2022, for the position of Senior Vice President, General Counsel & Corporate Secretary. Mr. Lee currently receives a base salary of US$654,000, subject to regular review and adjustment in accordance with our Company’s policy and subject to Compensation Committee approval. Mr. Lee is eligible for an annual merit increase and an annual bonus with a current target of 60% of his base salary, based on performance as determined by the Compensation Committee.
Mr. Lee was granted equity awards with an initial value of US$3,000,000 on the date of grant consisting of 50% RSUs and 50% share options. The shares subject to the equity awards shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which his employment was started and (i) the remaining shares subject to the RSUs vesting in three equal installments measured from the initial vesting date and (ii) the remaining shares subject to the options vesting in 36 equal successive monthly installments upon his completion of each month of service over the three year period measured from the initial vesting date, in each case subject to Mr. Lee being employed with the Company or another BeiGene subsidiary on each such date.
Mr. Lee’s employment has no specified term and can be terminated at will by either party. Upon termination by the Company, without cause, Mr. Lee would receive 12 months of base salary in effect as of the date of termination. In addition, the Company would cover up to 12 months of premiums for group health and dental benefits for COBRA.
Aaron Rosenberg and our Company entered into an offer letter effective as of July 22, 2024, for the position of Chief Financial Officer. Mr. Rosenberg currently receives a base salary of US$660,000, subject to regular review and adjustment in accordance with the Company’s policy and subject to the approval of the Board of Directors. Mr. Rosenberg is eligible for an annual merit increase and an annual bonus with a current target of 60% of his base salary, based on performance as determined by the Compensation Committee.
Mr. Rosenberg was granted equity awards with an initial value of US$5,000,000 on the date of grant, consisting of 1/3 RSUs, 1/3 share options and 1/3 PSUs. RSUs shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which his employment starts and the remaining shares vesting in three equal annual installments measured from the initial vesting date, subject to continued service. The options shall vest over four years, with 25% of the shares vesting on the first anniversary of the last day of the month in which his employment starts and the remaining shares vesting in 36 equal successive monthly installments upon his completion of each month of service over the three-year period measured from the initial vesting date, subject to continued service. The PSUs shall be earned based upon meeting applicable revenue targets for each year during the three-year performance period and shall vest at the end of the three-year performance period once the total revenue number for the third year is finalized to the extent the performance metrics are met upon determination by the board of directors or the compensation committee, subject to continued service.
Mr. Rosenberg’s employment has no specified term and can be terminated at will by either party. Upon termination by the Company without “cause” or by Mr. Rosenberg with “good reason” (each as defined in the offer letter), he would receive 12 months of his base salary in effect as of the date of termination, up to 12 months of COBRA coverage, and acceleration of the vesting of his initial RSUs and initial share options by 12 months (or full acceleration of the vesting of his initial RSUs, initial share options and any subsequent equity awards if such termination occurs within 12 months following a “change in control” and full acceleration of the vesting of the PSUs if such termination occurs within 18 months following a “change in control” (as defined in the offer letter)), subject to execution of a general release of claims.
BeiGene 2025 Proxy Statement

Executive Compensation
Estimated Payments and Benefits Upon Termination or Change of Control
The amount of compensation and benefits payable to each of our named executive officers who were employed on December 31, 2024, in various termination and change in control situations has been estimated in the tables below. The value of the equity vesting acceleration was calculated in each of the tables below based on the assumption that the change in control and executive’s employment termination occurred on December 31, 2024, the last business day of the fiscal year ended December 31, 2024. The closing price of the Company’s ADSs on the Nasdaq as of December 31, 2024, the last trading day of 2024, was US$184.71. A price of US$14.21 per ordinary share, which was the ADS closing price divided by 13 (i.e., on an as converted to ordinary share basis), was used as the value of the Company’s ordinary shares in the change in control or the employment termination calculations. The value of the option vesting acceleration was calculated by multiplying the number of unvested option shares subject to vesting acceleration as of December 31, 2024, by the difference between the closing price of the Company’s ordinary shares as of December 31, 2024, and the exercise price for such unvested option shares. The value of restricted share or RSU vesting acceleration was calculated by multiplying the number of unvested RSUs subject to vesting acceleration as of December 31, 2024, by the closing price of the Company’s ordinary shares as of December 31,2024.
John V. Oyler
The following table describes the potential payments and benefits upon employment termination or change of control for Mr. Oyler, our Co-Founder, Chairman and Chief Executive Officer, as if his employment terminated as of December 31, 2024, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Change in Control (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	1,833,333(1)	—	2,200,000(7)	—
Cash incentive bonus	1,120,000(2)	—	1,120,000(2)	1,100,000(8)
Share options unvested and accelerated	2,567,473(3)	3,405,610(5)	3,405,610(5)	1,828,049(9)
RSU and PSU awards unvested and accelerated	13,549,402(4)	21,806,493(6)	21,806,493(6)	13,937,478(10)
Total	19,070,208	25,212,104	28,532,103	16,865,527

(1)
Amount represents a lump sum payment equal to 20 months of Mr. Oyler’s 2024 base salary.

(2)
Amount represents Mr. Oyler’s 2024 target bonus plus a US$20,000 one-time bonus.

(3)
Value attributable to an additional 20 months of vesting of Mr. Oyler’s then unvested options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(4)
Value attributable to an additional 20 months of vesting of Mr. Oyler’s then unvested RSUs and PSUs (assuming unearned are earned at target achievement) only, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024. PSUs are excluded because they would not have been earned or vested as of December 31, 2024.

BeiGene 2025 Proxy Statement

Executive Compensation
(5)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested options upon a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(6)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested RSUs and PSUs (assuming target achievement) upon a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(7)
Amount represents a lump sum payment equal to 24 months of Mr. Oyler’s 2024 base salary.

(8)
Value attributable to a prorated target bonus payable in the case of Mr. Oyler’s death (but not payable in the case of disability).

(9)
Value attributable to the acceleration of 100% of Mr. Oyler’s then unvested options granted in 2024 upon a termination due to Mr. Oyler’s death or disability.

(10)
Value attributable to the acceleration off 100% of Mr. Oyler’s then unvested RSUs and PSUs (assuming target achievement) granted in 2024 upon a termination due to Mr. Oyler’s death or disability.

Dr. Xiaobin Wu
The following table describes the potential payments and benefits upon employment termination or change of control for Dr. Wu, our President, Chief Operating Officer and General Manager, China, as if his employment terminated as of December 31, 2024, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	1,186,467(1)	1,186,467(1)	—
Cash incentive bonus	—	—	593,234(5)
Share options unvested and accelerated	—	1,841,707(3)	954,038(6)
RSU and PSU awards unvested and accelerated	—	11,425,976(4)	7,201,104(7)
Healthcare benefits	16,995(2)	16,995(2)	—
Total	1,203,462	14,471,145	8,748,376

(1)
Amount represents 18 months of Dr. Wu’s 2024 base salary continuation using an average exchange rate for RMB of ¥1.00 =US$0.1391 USD in 2024.

(2)
Payment of the health and dental insurance premiums for Dr. Wu until the earlier of (a) 18 months following the date of termination, or (b) the end of his health continuation period.

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Executive Compensation
(3)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(4)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested RSUs and PSUs upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(5)
Value attributable to a prorated target bonus payable in the case of Dr. Wu’s death (but not payable in the case of disability).

(6)
Value attributable to the acceleration of 100% of Dr. Wu’s then unvested options granted in 2024 upon a termination due to Dr. Wu’s death or disability.

(7)
Value attributable to the acceleration off 100% of Dr. Wu’s then unvested RSUs and PSUs (assuming target achievement) granted in 2024 upon a termination due to Dr. Wu’s death or disability.

Aaron Rosenberg
The following table describes the potential payments and benefits upon employment termination or change of control for Aaron Rosenberg, our Chief Financial Officer, as if his employment terminated as of December 31, 2024, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	620,000(1)	620,000(1)	—
Cash incentive bonus	—	—	372,000(7)
Share options unvested and accelerated	11,617(2)	32,808(4)	32,808(8)
RSU and PSU awards unvested and accelerated	420,954(3)	3,368,741(5)	3,368,741(9)
Healthcare benefits	42,492(6)	42,492(6)	—
Total	1,095,063	4,064,041	3,773,549

(1)
Amount represents 12 months of Mr. Rosenberg’s 2024 base salary continuation.

(2)
Value attributable to an additional 12 months of vesting of Mr. Rosenberg’s then unvested initial options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(3)
Value attributable to an additional 12 months of vesting of Mr. Rosenberg’s then unvested initial RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(4)
Value attributable to the acceleration of 100% of Mr. Rosenberg’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(5)
Value attributable to the acceleration of 100% of Mr. Rosenberg’s then unvested RSUs and PSUs upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(6)
Amount reflects continuation of medical, dental and vision coverage for 12 months.

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(7)
Value attributable to a prorated target bonus payable in the case of Mr. Rosenberg’s death (but not payable in the case of disability).

(8)
Value attributable to the acceleration of 100% of Mr. Rosenberg’s then unvested options granted in 2024 upon a termination due to Mr. Rosenberg’s death or disability.

(9)
Value attributable to the acceleration off 100% of Mr. Rosenberg’s then unvested RSUs and PSUs (assuming target achievement) granted in 2024 upon a termination due to Mr. Rosenberg’s death or disability.

Dr. Lai Wang
Dr. Lai Wang serves as our Global Head of R&D. Under the PRC employment law, he will not be entitled to any termination payment if he voluntarily resigns from the Company. Dr. Wang would be entitled to receive a cash payment of RMB443,052 (approximately US$61,628.53, calculated using the annual average exchange rate for RMB of ¥1.00=US$0.1391 in 2024) if the Company unilaterally terminated his employment in accordance with the PRC employment law as of December 31, 2024, the last business day of the fiscal year. If Dr. Wang was terminated within 18 months of a Change in Control, he would receive full acceleration of the PSUs at target with a value of US$2,400,306 as of December 31, 2024.
Chan Lee
The following table describes the potential payments and benefits upon employment termination or change of control for Chan Lee, our Senior Vice President, General Counsel, as if his employment terminated as of December 31, 2024, the last business day of the fiscal year.
Executive Benefits and Payment upon Termination	Voluntary Resignation For Good Reason or Termination by Company without Cause (US$)	Termination by Company without Cause or Voluntary Resignation for Good Reason Following Change in Control (US$)	Termination due to Death or Disability (US$)
Compensation:
Base salary	621,000(1)	621,000(1)	—
Cash incentive bonus	—	—	310,500(7)
Share options unvested and accelerated	0(2)	369,306(4)	369,306(8)
RSU and PSU awards unvested and accelerated	412,088(3)	4,310,393(5)	2,787,274(9)
Healthcare benefits	43,269(6)	43,269(6)	—
Total	1,076,357	5,756,055	3,467,080

(1)
Amount represents 12 months of Mr. Lee’s 2024 base salary continuation.

(2)
Value attributable to an additional 12 months of vesting of Mr. Lee’s then unvested initial options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(3)
Value attributable to an additional 12 months of vesting of Mr. Lee’s then unvested initial RSUs, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(4)
Value attributable to the acceleration of 100% of Mr. Lee’s then unvested options upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

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Executive Compensation
(5)
Value attributable to the acceleration of 100% of Mr. Lee’s then unvested RSUs and PSUs upon termination without cause or resignation for good reason within 12 months following a change in control, determined by multiplying the number of shares accelerated by 1/13 of the closing price of our ADSs on the Nasdaq on December 31, 2024.

(6)
Amount reflects continuation of medical, dental and vision coverage for 12 months.

(7)
Value attributable to a prorated target bonus payable in the case of Mr. Lee’s death (but not payable in the case of disability).

(8)
Value attributable to the acceleration of 100% of Mr. Lee’s then unvested options granted in 2024 upon a termination due to Mr. Lee’s death or disability.

(9)
Value attributable to the acceleration off 100% of Mr. Lee’s then unvested RSUs and PSUs (assuming target achievement) granted in 2024 upon a termination due to Mr. Lee’s death or disability.

Julia Wang
Ms. Wang ceased to be an executive officer with the Company as of July 19, 2024 and terminated employment on August 31, 2024. In connection with her termination, Ms. Wang received (i) an amount equal to 18 months of her then base salary, paid out over six months, consisting of a total of US$930,000 less applicable deductions and withholdings; (ii) US$559,500, less applicable deductions and withholdings, representing the equivalent of 18 months of her target bonus and a taxable payment approximating the total of 18 months of premiums for dental coverage at the current rate; (iii) vesting of all unvested RSUs and stock options that would have vested during the 18 month period following the separation date had Ms. Wang continued to perform services for the Company during such period, excluding grants with a grant date after December 31, 2023 (valued at US$1,958,055); and (iv) an extended 18 month period to exercise any vested portion of her then-outstanding stock options following the separation date.
CEO Pay Ratio
Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Chief Executive Officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio.
Measurement Date
We identified the median employee using our employee population on November 1, 2024 (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis). As of November 1, 2024, our employee population, excluding our Chief Executive Officer, consisted of 10,878 employees.
Consistently Applied Compensation Measure
Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating, for each employee in our analysis: (1) annual base pay, (2) annual target cash incentive opportunity, and (3) the grant date fair value for equity awards granted in 2024. In identifying the median employee, we converted compensation amounts paid in foreign currencies based on the applicable year-to-date average exchange rate as of December 31, 2024, and annualized the compensation values of individuals that joined our Company during 2024. We did not exclude workers in non-U.S. countries and did not make any cost-of-living adjustments.
Methodology and Pay Ratio
After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.
BeiGene 2025 Proxy Statement

Executive Compensation
Our median employee compensation in 2024 as calculated using Summary Compensation Table requirements was US$88,543. Our Chief Executive Officer’s compensation in 2024 as reported in the Summary Compensation Table was US$20,836,439. Therefore, our CEO Pay Ratio for 2024 is approximately 235:1.
This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management of the Company used the CEO Pay Ratio measure in making compensation decisions.
Pay Versus Performance Comparison
As discussed in the Compensation Discussion and Analysis above, our Compensation Committee has implemented an executive compensation program designed to link a substantial portion of our named executive officers’ realized compensation to the achievement of BeiGene’s financial, operational, and strategic objectives, and to align our executive pay with changes in the value of our shareholders’ investments. Pursuant to SEC rules, the Pay Versus Performance table set forth directly below is required to include “Compensation Actually Paid” to the CEO and the average “Compensation Actually Paid” to the non-CEO NEOs. “Compensation Actually Paid” is an SEC defined term that represents a calculation of compensation that differs significantly from both the compensation paid to the executive during the year, as well as the Summary Compensation Table calculation of compensation, as described in footnote 2 of the below table. For example, the “Compensation Actually Paid” calculation for a given year includes the change in fair value of multiple years of equity grants that are outstanding and unvested during the year, or which vested during the year, whereas the Summary Compensation Table calculation includes only the fair value of equity awards granted during the year. Furthermore, the equity included in the “Compensation Actually Paid to CEO” column includes equity granted to our CEO which was granted in 2015, prior to the Company’s initial public offering. This difference result in a “Compensation Actually Paid” calculation that is significantly impacted by changes in stock price and may be higher or lower than the corresponding Summary Compensation Table calculation. The following table sets forth such compensation information for our named executive officers calculated in accordance with SEC regulations, for fiscal years 2024, 2023, 2022, 2021 and 2020.
	Summary Compensation Table Total for CEO ($)(1)	Compensation Actually Paid to CEO ($)(2)	Average Summary Compensation Table Total for Non-CEO NEOs ($)(3)	Average Compensation Actually Paid to Non-CEO NEOs ($)(2)(3)	Value of Initial Fixed US$100 Investment Based On:		Net Income (Loss) ($)	Global Revenue ($)(5)
Year					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)
2024	20,836,439	14,972,388	7,938,281	6,673,955	111	118	(644,786,000)	3,810,241,000
2023	18,925,730	11,431,433	7,108,129	6,652,989	109	119	(881,708,000)	2,458,779,000
2022	18,047,667	11,216,389	6,355,270	3,367,166	133	114	(2,003,815,000)	1,415,921,000
2021	16,748,546	22,876,853	5,143,513	5,761,306	163	126	(1,457,816,000)	1,176,283,000
2020	14,409,330	40,749,054	5,178,425	15,276,116	156	126	(1,624,974,000)	308,874,000

(1)
The dollar amounts reported are the amounts of total compensation reported for our Chief Executive Officer, John V. Oyler, in the Summary Compensation Table for fiscal years 2024, 2023, 2022, 2021 and 2020. John V. Oyler served as Chief Executive Officer for each of the years presented.

(2)
The dollar amounts reported represent the amount of “Compensation Actually Paid”, as computed in accordance with SEC rules. The dollar amounts do not only reflect the actual amounts of compensation paid to our Chief Executive Officer or other named executive officers during the applicable year, but also include (i) the year-end value of equity awards granted during

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Executive Compensation
the reported year and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year.
(3)
For 2024, reflects compensation information for our named executive officers, other than our Chief Executive Officer, as described in the Compensation Discussion and Analysis portion of this proxy statement. For 2023, reflects compensation information for Xiaobin Wu, Julia Wang, Lai Wang and Chan Lee. For 2022, reflects compensation information for Xiaobin Wu, Julia Wang, Lai Wang, and Jane Huang. For 2021, reflects compensation information for Xiaobin Wu, Lai Wang, Julia Wang, Jane Huang and Howard Liang. For 2020, reflects compensation information for Xiaobin Wu, Jane Huang and Howard Liang.

(4)
Reflects cumulative total shareholder return of the Nasdaq Biotechnology Index, as of December 31, 2024, weighted according to the constituent companies’ market capitalization at the beginning of each period for which a return is indicated. The Nasdaq Biotechnology Index is the peer group used by the Company for purposes of Item 201(e) of Regulation S-K under the Exchange Act in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(5)
The Company has identified Global Revenue as the company-selected financial measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link “Compensation Actually Paid” to the executive officers in 2024 to the Company’s performance.

BeiGene 2025 Proxy Statement

Executive Compensation
To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table:
	2024($)	2023($)	2022($)	2021($)	2020($)
Summary Compensation Table Values	20,836,439	18,925,730	18,047,667	16,748,546	14,409,330
Adjustments
Deduction for grant date fair value amounts reported under “Share Awards” column in the Summary Compensation Table	(11,999,768)	(5,499,851)	(3,999,886)	(3,749,738)	—
Deduction for grant date fair value amounts reported under “Option Awards” column in the Summary Compensation Table	(5,999,924)	(10,999,987)	(11,999,969)	(11,249,988)	(12,999,981)
Year-over-Year change in the fair value of the Share Awards and Option Awards	12,135,641	9,005,541	9,168,577	21,128,033	39,339,705
As of year-end for share awards granted during the year	13,937,478	4,934,109	5,650,918	3,047,963	—
Year-over-year increase (decrease) of unvested share awards granted in prior years	(2,741,728)	(3,016,530)	(5,169,361)	(6,167,656)	(437,376)
Increase (decrease) from prior fiscal year-end for share awards that vested during the year	2,571,754	1,757,090	2,790,149	8,513,109	4,262,798
Decrease in fair value of share awards forfeited during the year	—	—	—	—	—
As of year-end for option awards granted during the year	7,170,732	8,881,173	19,018,564	8,085,256	21,214,314
Year-over-year increase (decrease) of unvested option awards granted in prior years	(9,374,770)	(15,862,437)	(22,568,170)	(22,321,474)	(18,976,117)
Increase (decrease) from prior fiscal year-end for option awards that vested during the year	572,175	12,312,136	9,446,478	29,970,835	33,276,085
Decrease in fair value of option awards forfeited during the year	—	—	—	—	—
“Compensation Actually Paid” as defined by SEC rules	14,972,388	11,431,433	11,216,389	22,876,853	40,749,054
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Executive Compensation
To calculate the amounts in the “Average Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average of the “Total” compensation of our non-CEO named executive officers for each applicable year as reported in the Summary Compensation Table:
	2024($)	2023($)	2022($)	2021($)	2020($)
Average Summary Compensation Table Values	7,938,281	7,108,129	6,355,270	5,143,513	5,178,425
Adjustments
Deduction for average grant date fair value of amounts reported to Non-CEO NEOs under “Share Awards” column in the Summary Compensation Table	(3,879,868)	(1,961,799)	(1,530,694)	(1,301,952)	(1,066,581)
Deduction for average grant date fair value of amounts reported to Non-CEO NEOs under “Option Awards” column in the Summary Compensation Table	(1,939,970)	(3,923,789)	(3,878,829)	(2,962,605)	(3,199,969)
Year-over-Year change in the average fair value of the Share Awards and Option Awards	4,555,512	5,430,448	2,421,419	4,882,350	14,364,241
As of year-end for share awards granted during the year	3,631,546	1,759,998	2,027,077	773,830	1,579,969
Year-over-year increase (decrease) of unvested share awards granted in prior years	(629,516)	(1,396,018)	(3,171,371)	(1,711,290)	1,084,830
Increase (decrease) from prior fiscal year-end for share awards that vested during the year	1,219,522	2,656,725	1,518,326	3,166,184	1,653,429
Decrease in fair value of share awards forfeited during the year	(1,039,985)	—	(307,302)	(369,601)	—
As of year-end for option awards granted during the year	1,849,707	3,167,990	5,943,252	2,052,737	5,221,946
Year-over-year increase (decrease) of unvested option awards granted in prior years	(2,366,351)	(3,948,214)	(4,561,808)	(4,842,349)	(2,274,007)
Increase (decrease) from prior fiscal year-end for option awards that vested during the year	2,551,974	3,189,968	1,981,811	7,018,416	7,098,075
Decrease in fair value of option awards forfeited during the year	(661,385)	—	(1,008,565)	(1,205,576)	—
Average “Compensation Actually Paid” as defined by SEC rules	6,673,955	6,652,989	3,367,166	5,761,306	15,276,116
BeiGene 2025 Proxy Statement

Executive Compensation
Equity Valuations: Stock option grant date fair values are calculated based on the binomial/lattice method option pricing model as of date of grant. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, dividend yield, risk free rates) as of the measurement date. Restricted share unit grant date fair values are calculated using the stock price as of date of grant. Adjustments have been made using the stock price as of year-end and as of each date of vest.
Pay-Versus-Performance Alignment
The following table identifies three of the financial performance measures used by our Compensation Committee to link the “compensation actually paid” (“CAP”) to our Chief Executive Officer and other named executive officers in 2024, calculated in accordance with SEC regulations, to company performance. The role of each of these performance measures on our named executive officers’ compensation is discussed in the Compensation Discussion and Analysis above.
Financial Performance Measures
Global Revenue	Research & Innovation	Non-GAAP Operating Income (Loss)
The charts on the following page compare CAP to the Company’s Total Shareholder Return, Net Income and Global Revenue results over the five-year period ended December 31, 2024. The chart titled “CAP vs. Total Shareholder Return (ONC and Nasdaq Biotechnology Index)” reflects that the Company’s Total Shareholder Return over this four-year period follows a similar trajectory to the Total Shareholder Return of the Nasdaq Biotechnology Index over the same period.

CAP vs. Total Shareholder Return (ONC and Nasdaq Biotechnology Index)
Indexed Total Shareholder Return*
Compensation Actually Paid ($ Mil.)
$200
$160
$120
$80
$40
$0
$50
$40
$30
$20
$10
$0
$40.7
$156
$163
$133
$126
$126
$119
$118
$114
$109
$111
$22.9
$15.3
$11.2
$11.4
$15.0
$5.8
$3.4
$6.7
$6.7
2020
2021
2022
2023
2024
CEO CAP
Avg. Other NEO CAP
ONC TSR
Nasdaq Biotechnology Index TSR
* Assumes a $100 investment at the beginning of the 5-year period.

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Executive Compensation

CAP vs. GAAP Net Income/Loss
GAAP Net Income/Loss ($ Bil.)
Compensation Actually Paid ($ Mil.)
$5
$4
$3
$2
$1
$0
-$1
-$2
-$3
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
$40.7
$15.3
-$1.6
$22.9
$5.8
-$1.5
$11.2
$3.4
-$2.0
$11.4
$6.7
-$0.9
$15.0
$6.7
-$0.6
2020
2021
2022
2023
2024
GAAP Net Income/Loss
CEO CAP
Avg. Other NEO CAP

CAP vs. Global Revenue
Global Revenue ($ Bil.)
Compensation Actually Paid ($ Mil.)
$5
$4
$3
$2
$1
$0
$50
$40
$30
$20
$10
$0
$0.3
$40.7
$15.3
$1.2
$22.9
$5.8
$1.4
$11.2
$3.4
$2.5
$11.4
$6.7
$3.8
$15.0
$6.7
2020
2021
2022
2023
2024
Global Revenue
CEO CAP
Avg. Other NEO CAP

BeiGene 2025 Proxy Statement

Executive Compensation
Equity Compensation Plan Information
The following table contains information about our equity compensation plans as of December 31, 2024.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#Ordinary Shares)	Weighted-average Exercise Price of Outstanding Option, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (#Ordinary Shares)
Equity compensation plans approved by security holders	150,214,593(2)	US$ 11.64	88,017,857(3)
Equity compensation plans not approved by security holders	13,598,730(4)	US$ 0.50	—
Total	163,813,323	—	88,017,857

(1)
Since RSUs and PSUs do not have any exercise price, such units are not included in the weighted average exercise price calculations.

(2)
Reflects shares to be issued pursuant to outstanding awards under the 2016 Plan.

(3)
As of December 31, 2024, 83,064,175 ordinary shares were available for grant under the 2016 Plan and 4,953,682 ordinary shares were available for grant under the 2018 ESPP. As of December 31, 2024, 4,953,682 ordinary shares remained available for issuance under the 2018 ESPP and the number of shares issuable with respect to the then current offering period which ended February 28, 2025 was not determinable until the end of the period. In March 2025, 955,396 ordinary shares were issued under the 2018 ESPP for the offering period ended on February 28, 2025. The number of ordinary shares reserved for issuance under the 2016 Plan will be increased from time to time by the number of ordinary shares underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of any award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without any issuance of ordinary shares, expire or otherwise terminated (other than by exercise) under the 2011 Option Plan (the “2011 Plan”) and 2016 Plan, subject to specified conditions.

(4)
Reflects (i) 240,943 ordinary shares to be issued pursuant to outstanding options under our 2011 Plan and (ii) 13,357,787 ordinary shares to be issued pursuant to outstanding options granted outside of our equity incentive plans prior to our initial public offering on Nasdaq.

BeiGene 2025 Proxy Statement

Director Compensation
The Board of Directors has adopted an independent director compensation policy that is part of a total compensation package that is designed to enable us to attract and retain, on a long-term basis, high caliber independent directors. Under our Independent Director Compensation Policy, all independent directors, as defined under Nasdaq listing rules, are paid cash compensation as set forth below, consisting of an annual cash retainer of and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, in each case, as noted below, each of which are paid quarterly. There have been no changes for the cash retainers and additional fees since March 19, 2024.
Annual Retainer (US$)
Board of Directors:
All independent directors	65,000
Audit Committee:
Chair (inclusive of fee as a committee member)	35,000
Non-Chair members	17,500
Compensation Committee:
Chair (inclusive of fee as a committee member)	30,000
Non-Chair members	15,000
Nominating and Corporate Governance Committee:
Chair (inclusive of fee as a committee member)	20,000
Non-Chair members	10,000
Commercial and Medical Affairs Advisory Committee:
Chair (inclusive of fee as a committee member)	20,000
Non-Chair members	10,000
Scientific Advisory Committee:
Chair (inclusive of fee as a committee member)	20,000
Non-Chair members	10,000
Under the Independent Director Compensation Policy, each independent director, as defined under Nasdaq listing rules, is granted equity awards valued at US$400,000 in connection with their initial election or appointment to the Board of Directors, pro-rated for the portion of the year served leading up to the first anniversary of the last annual meeting of shareholders, and annual equity awards valued at US$400,000 on the date of each annual meeting of shareholders. Each of the awards will consist of 50% share options and 50% RSUs. The equity awards will vest in full on the earlier of the first anniversary of date of grant or the date of the next annual general meeting, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company. Subject to specific terms and conditions designed for compliance with applicable tax and other regulations, directors generally may elect to defer settlement of their RSUs until six months following the date that the director ceases to serve as a director. The options have an exercise price equal to the greater of (i) the fair market value of the Company’s ordinary shares on the date of grant and (ii) the average fair market value of the Company’s ordinary shares over the five trading days immediately preceding the date of grant, in each case as determined in reference
BeiGene 2025 Proxy Statement

Director Compensation
to the closing price of the Company’s ADSs on the Nasdaq. The equity awards are granted under the 2016 Plan and form of award agreement thereunder. In addition, under the terms of the 2016 Plan, the value of all equity awards and other cash compensation paid to each independent director for their service as an independent director may not exceed US$1,000,000 in any calendar year (except in a director’s first year of service). We also reimburse all reasonable out-of-pocket expenses incurred by independent directors in attending board and committee meetings.
The Compensation Committee has adopted share ownership guidelines applicable to our non-employee directors, the terms of which are described above under “Share Ownership Guidelines.”
Director Compensation — 2024
The following table sets forth a summary of the compensation we paid to our directors during 2024. Mr. Oyler, our Co-Founder, Chairman and Chief Executive Officer, receives no compensation for his service as a director and, consequently, his compensation is not included in this table but is presented above in “Summary Compensation Table.”
Dr. Xiaodong Wang, our Co-Founder and Chair of our Scientific Advisory Board, also receives no compensation for his service as a director but receives compensation as a consultant, which is reflected in the table below. Dr. Wang’s consulting services include leading the Scientific Advisory Board and providing short- and long-term strategic advice to our Company in his areas of expertise, participating in our leadership team meetings from time to time, and interacting with our key stakeholders on behalf of the Company. Through these and other contributions, Dr. Wang has helped us make significant progress on our research, development and business goals. For example, during 2024, Dr. Wang:
●
Provided strategic advice to our CEO, President and COO and Global Head of R&D as well as other members of our senior management team in the significant expansion of our global operations, R&D pipeline and commercial portfolio;

●
Provided strategic consultation on key regulatory filings;

●
Attended meetings of our research team and provided strategic direction on critical projects that help advance our discovery efforts and new product pipeline;

●
Provided strategic direction to assist in the continued development of our commercial-stage manufacturing and clinical R&D campus in Hopewell, New Jersey; and

●
Assisted in the identification and progression of several business development opportunities and engaged in several investor meetings, serving as the Company’s key spokesperson on research and product pipeline.

We believe that Dr. Wang’s international stature in the scientific and biotechnology communities provides us with significant intangible benefits and access to key stakeholders in our industry. His scientific expertise and knowledge of oncology research and development are highly valuable to our Company, and his compensation is set to be in line with his major contributions to our Company that go far beyond his responsibilities and time commitment as a non-employee director.
BeiGene 2025 Proxy Statement

Director Compensation
Name(1)	Fees Earned or Paid in Cash (US$)	Stock Awards (US$)(2)	Option Awards (US$)(2)	All Other Compensation (US$)	Total (US$)
Dr. Margaret Dugan	115,000	199,901	199,995		514,896
Shalini Sharp	21,522	140,768	140,779		303,069
Olivier Brandicourt	85,371	199,901	358,857		644,129
Donald W. Glazer (deceased in October 2024)	69,024	199,901	199,995		468,920
Michael Goller	84,750	199,901	199,995		484,646
Anthony C. Hooper	129,750	199,901	199,995		529,646
Ranjeev Krishana	90,000	199,901	199,995		489,896
Thomas Malley(3)	5,591			107,084(5)	112,675
Dr. Alessandro Riva	94,750	199,901	199,995		494,646
Dr. Corsee Sanders	102,500	199,901	199,995		502,396
Dr. Xiaodong Wang(4)	250,000			3,999,950	4,249,950
Qingqing Yi	90,000	199,901	199,995		489,896

(1)
The total number of ordinary shares subject to options outstanding as of December 31, 2024 for each of the independent directors was Dr. Brandicourt: 61,945, Dr. Dugan: 118,352, Mr. Glazer: 440,687, Mr. Goller: 440,687, Mr. Hooper: 180,622, Mr. Krishana: 440,687, Mr. Malley: 141,934, Dr. Riva: 118,352, Dr. Sanders: 140,751, Ms. Sharp: 17,238, and Mr. Yi: 440,687. As of December 31, 2024, the number of ordinary shares subject to outstanding RSUs for each of the independent directors, except Ms. Sharp and Messrs. Glazer and Hooper, was 16,341. The number of ordinary shares subject to outstanding RSUs for Ms. Sharp was 8,151 and for each of Messrs. Glazer and Hooper was 29,263.

(2)
Amounts represent the aggregate grant date fair value, including any incremental fair value, of options and RSUs granted to our directors in 2024 computed in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these awards are consistent with the valuation methodologies specified in the notes to our consolidated financial statements and discussions in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the year ended December 31, 2024. The amounts above reflect our aggregate accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the directors.

(3)
Mr. Malley resigned from the Board on January 23, 2024 and entered into a consultancy agreement through June 30, 2024.

(4)
Dr. Wang did not receive any compensation as a director. The compensation received by Dr. Wang as a consultant during 2024 consisted of (i)US$100,000 in consulting fees, (ii) US$150,000 as a performance-based cash bonus for 2024 paid in 2025, (iii) US$3,999,950 equity grant consisting of an option to purchase 410,657 ordinary shares with a grant date fair value of US$2,666,642, and (iv) an award of RSUs for 108,992 ordinary shares with a grant date fair value of US$1,333,308. As of December 31, 2024, the total number of ordinary shares subject to options held by Dr. Wang was 9,035,722 and subject to unvested RSUs held by Dr. Wang was 225,173 shares. See “Certain Relationships and Related-Party Transactions” for additional information.

(5)
Amount reflects accounting expense accrued as a result of approximately four months of continued option vesting, during which time Mr. Malley served as a consultant for the Company.

BeiGene 2025 Proxy Statement

Forward-looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, including statements in the shareholder letter. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors, including BeiGene’s ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; BeiGene’s ability to achieve commercial success for its marketed medicines and drug candidates, if approved; BeiGene’s ability to obtain and maintain protection of intellectual property for its medicines and technology; BeiGene’s reliance on third parties to conduct drug development, manufacturing, commercialization, and other services; BeiGene’s limited experience in obtaining regulatory approvals and commercializing pharmaceutical products and its ability to obtain additional funding for operations and to complete the development and commercialization pharmaceutical products; BeiGene’s ability to obtain additional funding for operations and to complete the development of its drug candidates and achieve and maintain profitability; as well as those risks more fully discussed in the section entitled “Risk Factors” in BeiGene’s most recent annual report on Form 10-K as well as discussions of potential risks, uncertainties, and other important factors in BeiGene’s subsequent filings with the SEC, HKEx and SSE. All information in this Proxy Statement is as of the date of this Proxy Statement, and BeiGene undertakes no duty to update such information unless required by law.
BeiGene 2025 Proxy Statement

Delivery of Proxy Materials
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including audited consolidated financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available from the Company without charge upon written request of a shareholder. Exhibits to our Annual Report on Form 10-K will be provided upon written request and payment of an appropriate processing fee. Copies of our Annual Report on Form 10-K and this Proxy Statement are also available online through the SEC at www.sec.gov, the HKEx at www.hkexnews.hk, the SSE at www.sse.com.cn and on our website at https://ir.beigene.com/filings-financials/shareholder-meeting-materials-agm/. Copies of our HK Annual Report will be available online by the end of April 2025 through the HKEx at www.hkexnews.hk and on our website at www.beigene.com under “Investors — HKEX Investors — Filings & Financials — Financial Reports.” Copies of our SSE Annual Report will be available online by the end of April 2025 through the SSE at www.sse.com.cn and on our website at www.beigene.com under “Investors — SSE Investors — Filings & Financials — Financial Reports.” The Company may satisfy SEC rules regarding delivery of proxy materials, including this Proxy Statement, by delivering a single set of proxy materials to an address shared by two or more Company shareholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only a single set of proxy materials to multiple shareholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a shareholder at a shared address to which a single copy of the proxy materials was delivered. If you hold ordinary shares as a record shareholder and prefer to receive separate copies of proxy materials either now or in the future, please contact the Company’s investor relations department at BeiGene, Ltd., c/o BeOne Medicines USA, Inc., 55 Cambridge Parkway, Suite 700W, Cambridge, MA 02142, 1 (877) 828-5568. If you hold ordinary shares in the form of ADSs through the Depositary or hold ordinary shares through a brokerage firm or bank and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.
EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY.
BeiGene 2025 Proxy Statement

Cayman Islands Company No. 247127
BEIGENE, LTD.
百濟神州有限公司
(Stock Code: NASDAQ: ONC | HKEX: 06160 | SSE: 688235)
(the “Company”)

FORM OF PROXY

I/We
Please Print Name(s)
of
Please Print Address(es)
being (a) shareholder(s) of the Company, hereby appoint the Chairman of the meeting or of
Please Print Name		Please Print Address
as my/our proxy to vote all of my/our ordinary shares or                  . ordinary shares for me/us and on my/our behalf at the annual general meeting of the shareholders of the Company (the “Annual Meeting”) to be held on May 21, 2025 at 8:30 a.m. local time at the offices of Mourant Governance Services (Cayman) Limited, at 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands and at any adjournment of the Annual Meeting.
The Board of Directors of the Company (the “Board of Directors”) recommends a vote FOR each director nominee and FOR each other Resolution.
My/Our proxy is instructed to vote on the resolutions specified below:
	For	Against	Abstain
Resolution 1 — Ordinary Resolution	☐	☐	☐
THAT Mr. Anthony C. Hooper be and is hereby re-elected to serve as a Class III director of the Company until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
Resolution 2 — Ordinary Resolution	☐	☐	☐
THAT Mr. Ranjeev Krishana be and is hereby re-elected to serve as a Class III director of the Company until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
Resolution 3 — Ordinary Resolution	☐	☐	☐
THAT Dr. Xiaodong Wang be and is hereby re-elected to serve as a Class III director of the Company until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
Resolution 4 — Ordinary Resolution	☐	☐	☐
THAT Mr. Qingqing Yi be and is hereby re-elected to serve as a Class III director of the Company until the 2028 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal.
Resolution 5 — Ordinary Resolution	☐	☐	☐
THAT Ms. Shalini Sharp be and is hereby re-elected to serve as a Class II director of the Company until the 2027 annual general meeting of shareholders and until her successor is duly elected and qualified, subject to her earlier resignation or removal.

	For	Against	Abstain
Resolution 6 — Ordinary Resolution	☐	☐	☐
THAT the appointment of Ernst & Young LLP, Ernst & Young and Ernst & Young Hua Ming LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025 be and is hereby ratified and confirmed.
Resolution 7 — Ordinary Resolution	☐	☐	☐
THAT the Board of Directors is hereby authorized to fix the auditors’ compensation for the fiscal year ending December 31, 2025.
Resolution 8 — Ordinary Resolution	☐	☐	☐
THAT the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or American Depositary Shares (“ADSs”) (including any sale or transfer of treasury shares out of treasury) not exceeding 20% of the total number of issued shares of the Company (excluding treasury shares) as of the date of passing of this ordinary resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.

Resolution 9 — Ordinary Resolution	☐	☐	☐
THAT the granting of a share repurchase mandate to the Board of Directors to repurchase an amount of ordinary shares (excluding the Company’s ordinary shares listed on the Science and Technology Innovation Board of Shanghai Stock Exchange and traded in RMB (“RMB shares”)) and/or ADSs, not exceeding 10% of the total number of issued ordinary shares (excluding RMB shares and treasury shares) of the Company as of the date of passing of this ordinary resolution up to the next annual general meeting of shareholders of the Company be and is hereby approved.

Resolution 10 — Ordinary Resolution	☐	☐	☐
THAT the Company and its underwriters be and are hereby authorized, in their sole discretion, to allocate to Amgen Inc. (“Amgen”), up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth in Resolution 8 for a period of five years, which period will be subject to an extension on a rolling basis each year.

Resolution 11 — Ordinary Resolution	☐	☐	☐
THAT, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, be and is hereby approved.
Resolution 12 — Ordinary Resolution	☐	☐	☐
THAT the adjournment of the Annual Meeting by the chairman, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of the proposals described above, be and is hereby approved.

Please tick to indicate your voting preference. This proxy, when properly executed, will be voted in the manner directed herein. If you do not complete this section, your proxy will: (i) vote in the manner recommended by the Board of Directors on the above matters presented in the proxy statement (the “Proxy Statement”) dated on or about April 7, 2025 provided with this form of proxy; and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.
Signed:	Date:	2025
Name:

NOTES
1.
This proxy is solicited by the Board of Directors. A proxy need not be a shareholder of the Company. A member may appoint a proxy of his/her own choice. If you wish to appoint someone else, please delete the words “the Chairman of the meeting” and insert the name of the person whom you wish to appoint in the space provided. The Chairman of the meeting will act as your proxy, whether or not such deletion is made, if no other name is inserted. If you wish to vote less than all of the ordinary shares held by you, please delete the words “all of my/our ordinary shares” and insert the number of the ordinary shares that you wish to vote. If you wish to use less than all your votes, or to cast some of your votes “FOR” and some of your votes “AGAINST” a particular resolution and some of your votes “ABSTAIN” from voting on a particular resolution, you must write the number of votes in the relevant box(es).

2.
If this form is returned without an indication as to how the proxy shall vote, the proxy will (i) vote in the manner recommended by the Board of Directors on the above matters presented in the Proxy Statement and (ii) vote or abstain at his/her discretion with respect to any other matters properly presented at the Annual Meeting.

3.
If you mark the box “abstain”, it will mean that your proxy will abstain from voting and, accordingly, your vote will not be counted either for or against the relevant resolution. Abstentions will be counted for the purpose of determining the presence or absence of a quorum.

4.
This form of proxy is for use by shareholders only. If the appointor is a corporate entity this form of proxy must either be under its seal or under the hand of an officer or attorney duly authorized for that purpose.

5.
To be valid, this form must be properly executed, dated and lodged (together with a duly signed and dated power of attorney or other authority (if any) under which it is executed (or a notarized certified copy of such power of attorney or other authority)) as follows:

a.
Persons who hold our ordinary shares directly on our Cayman Islands register of members at 5:00 a.m. Cayman Islands Time on March 26, 2025 (the “Record Date”) must either (1) return an executed form of proxy (a) by mail or by hand to the offices of the Cayman Registrar: Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, Grand Cayman KY1-1108, Cayman Islands, or (b) by email at BeiGene@mourant.com, so as to be received before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on May 19, 2025 or (2) attend the Annual Meeting in person to vote on the proposals.

b.
Persons who hold our ordinary shares directly on our Hong Kong register of members on the Record Date must either (1) return an executed form of proxy by mail or by hand to the offices of our registrar in Hong Kong (the “HK Registrar”): Computershare Hong Kong Investor Services Limited, 17M Floor, Hopewell Centre, 183 Queen’s Road East, Wanchai, Hong Kong so as to be received before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on May 19, 2025; or (2) attend the Annual Meeting in person to vote on the proposals.

c.
Persons who hold our RMB shares listed on the STAR Market of the Shanghai Stock Exchange on the Record Date must either (1) vote through the online voting systems of the Shanghai Stock Exchange; or (2) attend the Annual Meeting in person to vote on the proposals. For online voting arrangements, holders of our RMB shares as of the Record Date who wish to exercise their voting rights can vote either through (i) the voting platform of the SSE trading system by logging into their own accounts opened with their designated brokers for trade of RMB shares during trading windows (i.e. 9:15 a.m.-9:25 a.m., 9:30 a.m.-11:30 a.m., and 1:00 p.m.-3:00 p.m. Beijing Time) of the STAR Market on May 21, 2025; or (ii) the internet voting platform of the Shanghai Stock Exchange (vote.sseinfo.com) from 9:15 a.m. to 3:00 p.m. Beijing Time on May 21, 2025. Further announcement will be made by the Company on the website of the Shanghai Stock Exchange regarding the voting arrangements for holders of RMB shares listed on the STAR Market of the Shanghai Stock Exchange in accordance with the rules of the STAR Market.

6.
Any alterations made to this form must be initialed by you.

7.
You may revoke a previously submitted proxy by (i) re-submitting this form of proxy by mail or email or by hand before 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on May 19, 2025, or (ii) attending the Annual Meeting and voting in person. Any written notice of revocation or subsequent form of proxy must be received by the Cayman Registrar or the HK Registrar, as applicable, prior to 8:30 a.m. Cayman Islands Time / 9:30 a.m. New York Time / 9:30 p.m. Hong Kong Time on May 19, 2025. Such written notice of revocation or subsequent form of proxy should be sent to the Cayman Registrar or the Hong Kong Registrar, as applicable, by mail or email or by hand.

8.
The completion and return of this form will not prevent you from attending the Annual Meeting and voting in person should you so wish, although attendance at the Annual Meeting will not in and of itself revoke this proxy.

9.
In the case of joint holders, signature of any one holder will be sufficient, but the names of all the joint holders should be stated. The vote of the senior holder (according to the order in which the names stand in the register of members in respect of the holding) who tenders a vote in person or by proxy will be accepted to the exclusion of the vote(s) of the other joint holder(s).

PERSONAL INFORMATION COLLECTION STATEMENT
Your supply of your and your proxy’s (or proxies’) name(s) and address(es) is on a voluntary basis for the purpose of processing your request for the appointment of a proxy (or proxies) and your voting instructions for the Annual Meeting of the Company (the “Purposes”). We may transfer your and your proxy’s (or proxies’) name(s) and address(es) to our agent, contractor, or third-party service provider who provides administrative, computer and other services to us for use in connection with the Purposes and to such parties who are authorized by law to request the information or are otherwise relevant for the Purposes and need to receive the information. Your and your proxy’s (or proxies’) name(s) and address(es) will be retained for such period as may be necessary to fulfill the Purposes. Request for access to and/or correction of the relevant personal data can be made in accordance with the provisions of the Personal Data (Privacy) Ordinance and any such request should be in writing by mail to Computershare Hong Kong Investor Services Limited at the above address.